UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21318

Name of Fund: BlackRock Corporate High Yield Fund, Inc. (HYT)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Corporate

High Yield Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2018

Date of reporting period: 08/31/2018

Item 1 – Report to Stockholders

AUGUST 31, 2018

ANNUAL REPORT

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

BlackRock Income Trust, Inc. (BKT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.2 trillion balance sheet by approximately $230 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.96%	19.66%
U.S. small cap equities (Russell 2000® Index)	15.84	25.45
International equities (MSCI Europe, Australasia, Far East Index)	(2.55)	4.39
Emerging market equities (MSCI Emerging Markets Index)	(10.18)	(0.68)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.93	1.52
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.42	(4.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.15	(1.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.78	0.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.26	3.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

Section 19(a) Notices

BlackRock Income Trust’s, Inc. (BKT) (the “Trust”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

August 31, 2018

	Total Fiscal Year to Date Cumulative Distributions by Character					% of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BKT	$0.0321149	$—	$—	$0.004751	$0.325900	99%	0%	0%	1%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income". When distributions exceed total return performance, the difference will incrementally reduce the Trust's net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

Managed Distribution Plan

On July 24, 2018, BKT, with the approval of BKT’s Board of Directors (the “Board”), adopted a plan, consistent with its investment objective and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, BKT distributes the following fixed amounts per share on a monthly basis beginning August 2018:

Amount Per Common Share
BKT	$0.0344

The fixed amount distributed per share is subject to change at the discretion of the Board. Under its Plan, BKT will distribute all available investment income to its shareholders, consistent with its investment objective and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, BKT will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. BKT expects that distributions under the Plan will exceed current income and capital gains and therefore will likely include a return of capital. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board. However, BKT may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.

Shareholders should not draw any conclusions about BKT’s investment performance from the amount of these distributions or from the terms of the Plan. BKT’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Plan at any time without prior notice to BKT’s shareholders if it deems such actions to be in the best interests of BKT or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if BKT’s stock is trading at or above net asset value) or widening an existing trading discount. BKT is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

SECTION 19(A) NOTICES / SECTION 19(B) DISCLOSURE	3

4

Trust Summary as of August 31, 2018	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poors Ratings Group (“S&P”), Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of August 31, 2018 ($12.85)(a)	6.07%
Current Monthly Distribution per Common Share(b)	$0.065
Current Annualized Distribution per Common Share(b)	$0.780
Economic Leverage as of August 31, 2018(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 14.

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$12.85	$14.10	(8.87)%	$14.26	$12.63
Net Asset Value	14.08	14.96	(5.88)	15.01	13.91

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	5

Trust Summary as of August 31, 2018 (continued)	BlackRock Core Bond Trust

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2018 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	(0.24)%	5.61%	6.80%
Trust at Market Price(a)(b)	(3.40)	6.75	7.35
Reference Benchmark(c)	(0.57)	3.74	4.30
Bloomberg Barclays U.S. Long Government/Credit Index(d)	(2.15)	4.25	5.61
Bloomberg Barclays Intermediate Credit Index(e)	(0.64)	2.30	2.70
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(f)	3.40	7.02	5.64
Bloomberg Barclays CMBS, Eligible for U.S. Aggregate(g)	(1.04)	2.05	2.50
Bloomberg Barclays MBS Index(h)	(0.53)	1.38	2.43
Bloomberg Barclays ABS Index(i)	0.32	1.34	1.63

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Long Government/Credit Index (40%); Bloomberg Barclays Intermediate Credit Index (24%); Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg Barclays CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg Barclays MBS Index (8%); and Bloomberg Barclays ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

This unmanaged index is the long component of the Bloomberg Barclays U.S. Government/Credit Index. This unmanaged index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

(e)

This unmanaged index is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

(f)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(g)	This unmanaged index is the CMBS component of the Bloomberg Barclays U.S. Aggregate Index.
(h)

This unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index. The unmanaged index is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

(i)	This unmanaged index is the asset-backed securities component of the Bloomberg Barclays U.S. Aggregate Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BHK is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The principal detractors from the Trust’s performance were its allocations to investment grade corporates and sovereign, supranational and agency issues.

The largest positive contributions to the Trust’s performance came from its allocations to high yield corporate bonds, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). Positions in capital securities and senior loans also contributed.

The Trust held derivatives during the period, including swaps and swaptions, mainly for managing duration (sensitivity to interest rate changes) exposure. During the period, derivatives contributed positively to the Trust’s absolute performance, in particular through the use of financial futures contracts.

Describe recent portfolio activity.

Over the reporting period, the Trust increased its level of spread duration (sensitivity to changes in credit spreads) within mortgages, while rotating out of investment grade and high yield corporates. Additionally, the Trust added to holdings in U.S. Treasuries and non-U.S. sovereign-related debt, as well as its allocation to securitized assets, specifically ABS and CMBS.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock Core Bond Trust

Describe portfolio positioning at period end.

At period end, the Trust maintained a diversified exposure within non-government spread sectors, including investment grade corporates, high yield corporates, CMBS and ABS, as well as smaller allocations to non-agency residential mortgage-backed securities (“MBS”). The Trust also held exposure to government-related sectors such as U.S. Treasury securities and agency residential MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	08/31/18		08/31/17
Corporate Bonds	48%		50%
U.S. Treasury Obligations	12		11
U.S. Government Sponsored Agency Securities	10		8
Preferred Securities	9		9
Asset-Backed Securities	8		8
Non-Agency Mortgage-Backed Securities	6		8
Foreign Agency Obligations	2		2
Municipal Bonds	2		2
Floating Rate Loan Interests	2		1
Short-Term Securities	1		1
Options Purchased	—	(a)	1
Options Written	—	(a)	(1)

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

	08/31/18	08/31/17
AAA/Aaa(d)	24%	23%
AA/Aa	5	6
A	15	16
BBB/Baa	28	28
BB/Ba	11	12
B	8	8
CCC/Caa	4	2
N/R	5	5

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Short-Term Securities, Options Purchased and Options Written.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

TRUST SUMMARY	7

Trust Summary as of August 31, 2018	BlackRock Corporate High Yield Fund, Inc.

Trust Overview

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2018 ($10.70)(a)	8.07%
Current Monthly Distribution per Common Share(b)	$0.0720
Current Annualized Distribution per Common Share(b)	$0.8640
Economic Leverage as of August 31, 2018(c)	30%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents bank borrowings as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 14.

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$10.70	$11.13	(3.86)%	$11.47	$10.41
Net Asset Value	11.90	12.22	(2.62)	12.37	11.76

Market Price and Net Asset Value History For the Past Five Years

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock Corporate High Yield Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2018 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	5.25%	8.98%	7.64%
Trust at Market Price(a)(b)	3.91	11.51	7.61
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(c)	3.40	7.02	5.64

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An unmanaged index (the “Reference Benchmark”) comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

HYT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s performance based on NAV:

What factors influenced performance?

The Trust’s core exposure to high yield corporate bonds led positive contributions to Trust performance over the 12-month period. Exposure to equities also contributed meaningfully to return. By sector, holdings of independent energy, gaming and technology names were the largest contributors over the annual period. B-rated and CCC-rated positions also were additive to performance.

On the downside, the Trust’s sector holdings in wireless, automotive and food & beverage names were the largest detractors over the period. The sole detractor from a credit rating perspective was the not-rated category. Portfolio strategies to manage risk slightly detracted from performance, as risk assets broadly rallied over the annual period.

Describe recent portfolio activity.

The Trust increased its allocation to floating rate loan interests (“bank loans”) over the period, on the view that these senior/secured, floating-rate assets provided attractive relative value. While lower-quality and stressed/distressed portions of the high yield market outperformed over the period, the Trust remained underweight in the riskier, higher-yielding portion of the market in order to manage risk. In that vein, the Trust remained underweight across the consumer cyclical space, and retailers and automotive issuers specifically. This positioning reflects the view that the outlook for consumer cyclicals continues to deteriorate under pressure from declining sales and secular changes. By contrast the Trust increased its exposure to chemicals, building materials and energy issuers.

Describe portfolio positioning at period end.

At period end, the Trust held the majority of its portfolio in corporate bonds, while also bolstering its more tactical allocation to bank loans. Within high yield corporates, the Trust was underweight in lower-coupon, more interest rate-sensitive BB-rated bonds while being slightly overweight in single B-rated bonds. The Trust was overweight in high conviction CCC-rated issues while remaining underweight in the highest yielding segment of the lower-rated universe where downside risks are greater if volatility picks up or credit sentiment weakens. The Trust continued to favor select equity/equity-like assets with more upside as a substitute for higher-beta (more market sensitive) CCC-rated notes. At period end, top issuer overweights included Platform Specialty Products Corp.(chemicals), First Data Corp. (technology), and Cheniere Energy, Inc. (integrated energy). The Trust’s core issuer and credit biases remained centered on cash-flow views, identification of a specific catalyst, and/or idiosyncratic characteristics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	9

Trust Summary as of August 31, 2018 (continued)	BlackRock Corporate High Yield Fund, Inc.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	08/31/18	08/31/17
Corporate Bonds	79%	82%
Floating Rate Loan Interests	10	8
Preferred Securities	4	5
Asset-Backed Securities	3	3
Investment Companies	1	1
Common Stocks	3	1
Other(a)	—	—

(a)

Representing less than 1% of the Trust’s total investments and Other may include Non-Agency Mortgage-Backed Securities, Warrants, Other Interests, Short-Term Securities, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (b)(c)

	08/31/18	08/31/17
A	1%	1%
BBB/Baa	4	7
BB/Ba	30	37
B	38	41
CCC/Caa	18	9
N/R	9	5

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Short-Term Securities, Options Purchased and Options Written.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018	BlackRock Income Trust, Inc.

Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

On July 24, 2018, the Board of Trustees approved a change of the Trust’s fiscal year end from August 31 to December 31. The change was effective following the August 31, 2018 fiscal year end.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of August 31, 2018 ($5.77)(a)	7.15%
Current Monthly Distribution per Common Share(b)	$0.0344
Current Annualized Distribution per Common Share(b)	$0.4128
Economic Leverage as of August 31, 2018(c)	32%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 14.

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$5.77	$6.31	(8.56)%	$6.40	$5.70
Net Asset Value	6.31	6.74	(6.38)	6.76	6.29

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	11

Trust Summary as of August 31, 2018 (continued)	BlackRock Income Trust, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2018 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	(1.14)%	1.42%	2.76%
Trust at Market Price(a)(b)	(3.44)	2.35	3.68
FTSE Mortgage Index(c)	(0.57)	1.37	2.41

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

This unmanaged index (formerly known as Citigroup Mortgage Index) (the “Reference Benchmark”) includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BKT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Detractors from the Trust’s returns included an underweight to 30-year agency mortgage-backed securities (“MBS”) pass-throughs, allocations to agency interest-only and principal-only bonds, and holdings in legacy (pre-financial crisis) non-agency residential MBS.

The largest positive contributors to performance included the Trust’s allocation to agency CMOs. In addition, strategies using U.S. Treasury futures held as short positions against long positions in agency MBS benefited performance as rates moved higher. Allocations to commercial mortgage-backed securities (“CMBS”); swap and swaption-based strategies also added to relative performance.

The Trust held derivatives during the period as a part of its investment strategy, and will have derivative exposure of more than 20% at certain times. Derivatives are utilized by the Trust in order to manage and/or take outright views on interest rates and/or credit risk positions in the portfolio. In particular, the portfolio employed U.S. Treasury futures to express duration (i.e., sensitivity to interest rate changes) bias and yield curve bias. The Trust also tactically allocated to mortgage derivatives in order to gain specific market exposure when relative value opportunities presented themselves. The Trust’s derivatives positions had a positive effect on performance during the period.

Describe recent portfolio activity.

The Trust decreased its allocation to agency MBS during the period, reducing exposures to both agency pass-throughs and agency CMOs. In addition, the Trust increased its holdings in CMBS, while reducing exposure within non-agency MBS and keeping exposure within asset-backed securities constant. The Trust also increased its exposure to agency mortgage derivatives, adding primarily inverse interest-only bonds. The Trust continued to gradually build a position in Ginnie Mae (“GNMA”) project loan interest-only securities given attractive spreads available relative to the sector’s fundamental outlook, as prepayment speeds within the sector continued to shift lower, aiding interest-only cash flows. Lastly, the Trust trimmed its position in U.S. Treasuries during the period.

Describe portfolio positioning at period end.

As of period end, the Trust continued to be positioned with an overweight to the agency mortgage sector. The Trust also continued to maintain an overweight in high quality and well-structured agency CMOs and specified mortgage pools where the attributes of the underlying borrower help to improve the overall convexity (the rate at which duration changes in response to interest rate movements) profile. With spreads in most risk assets near their tightest levels since mid-2014, the Trust’s exposures to non-benchmark positions such as legacy non-agency residential MBS and CMBS remained minimal.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock Income Trust, Inc.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	08/31/18	08/31/17
U.S. Government Sponsored Agency Securities	108%	113%
U.S. Treasury Obligations	1	2
Short-Term Securities	3	2
Non-Agency Mortgage-Backed Securities	— (a)	1
Asset-Backed Securities(a)	—	—
Borrowed Bonds(a)	—	—
TBA Sale Commitments	(12)	(18)

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

	08/31/18	08/31/17
AAA/Aaa(d)	99%	99%
BBB	1	1

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Money Market Funds.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

TRUST SUMMARY	13

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 11.1%
AIMCO CLO, Series 2014-AA, Class DR, (3 mo. LIBOR US + 3.25%), 5.60%, 07/20/26(a)(b)	USD	795	$795,250
ALM Loan Funding, 5.05%, 07/15/26(a)(c)		1,000	993,234
ALM VI, Ltd., Series 2012-6A, Class BR3, 4.10%, 07/15/26(a)(c)		1,000	986,261
ALM XII, Ltd., Series 2015-12A, Class C1R2, 4.99%, 04/16/27(a)(c)		545	540,700
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, 5.04%, 07/15/27(a)(c)		2,080	2,065,201
Anchorage Capital CLO Ltd.(a):
Series 2013-1A, Class CR, 5.54%, 10/13/30(c)		1,000	1,003,276
Series 2016-8A, Class DR, 5.34%, 07/28/28(c)		1,000	998,301
Series 2016-9A, Class D, (3 mo. LIBOR US + 4.00%), 6.34%, 01/15/29(b)		650	654,445
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.25%), 5.59%, 10/17/24(a)(b)		1,000	999,989
Atlas Senior Loan Fund Ltd.(3 mo. LIBOR US + 3.90%), 6.21%, 11/30/28(a)(b)		1,250	1,254,013
Battalion CLO X Ltd., Series 2016-10A, Class C, (3 mo. LIBOR US + 4.25%), 6.59%, 01/24/29(a)(b)		1,000	1,006,697
BlueMountain CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 3.20%), 5.54%, 10/15/26(a)(b)		1,000	1,000,501
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.35%), 5.66%, 11/23/25(a)(b)		3,000	3,002,563
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3, 3.03%, 10/15/25		2,210	2,194,462
CIFC Funding Ltd., Series 2014-4A, Class D, (3 mo. LIBOR US + 3.40%), 5.74%, 10/17/26(a)(b)		2,000	2,002,138
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, (1 mo. LIBOR US + 0.15%), 2.21%, 01/25/37(b)		146	144,979
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(a)		3,789	3,794,679
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, 3.31%, 04/15/31(a)(c)		2,550	2,532,901
Dryden 64 CLO Ltd., Series 2018-64A, Class D, 4.87%, 04/18/31(a)(c)		1,250	1,228,643
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (3 mo. LIBOR US + 3.15%), 5.46%, 08/15/30(a)(b)		1,000	1,006,039
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, 4.73%, 11/15/26(a)(c)		805	805,238
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, (3 mo. LIBOR US + 3.50%), 5.84%, 10/29/26(a)(b)		1,000	1,001,497
Highbridge Loan Management, Series 3A-2014, Class CR, (3 mo. LIBOR US + 3.60%), 5.93%, 07/18/29(a)(b)		1,000	1,006,659
Highbridge Loan Management Ltd., Series 5A-2015(a)(b):
Class C1R, (3 mo. LIBOR US + 2.10%), 4.44%, 01/29/26		4,000	4,001,840
Class D1R, (3 mo. LIBOR US + 3.30%), 5.64%, 01/29/26		500	500,381
Lendmark Funding Trust, Series 2017-2A, Class A, 2.80%, 05/20/26(a)		2,880	2,841,828
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 5.95%, 10/20/26(a)(b)		3,750	3,756,523

Security	Par (000)		Value
Asset-Backed Securities (continued)
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.54%, 01/27/26(a)(b)	USD	1,800	$1,802,292
Nelnet Student Loan Trust, Series 2006-1, Class A5, (3 mo. LIBOR US + 0.11%), 2.42%, 08/23/27(b)		441	440,353
Neuberger Berman CLO XV, Series 2013-15A, Class DR, 5.39%, 10/15/29(a)(c)		1,000	1,001,621
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR, (3 mo. LIBOR US + 4.25%), 6.57%, 11/14/27(a)(b)		2,250	2,263,748
OCP CLO Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 4.47%), 6.78%, 11/22/25(a)(b)		1,000	1,005,066
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, (3 mo. LIBOR US + 3.65%), 5.97%, 11/14/26(a)(b)		2,000	2,004,514
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, 5.10%, 01/22/30(a)(c)		500	493,894
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 9.50%, 01/21/30(a)(b)		595	601,630
OHA Loan Funding Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 3.75%), 6.10%, 01/20/28(a)(b)		2,500	2,515,570
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(a)		5,000	5,025,163
OZLM Funding III Ltd., Series 2013-3A, Class BR, (3 mo. LIBOR US + 3.00%), 5.35%, 01/22/29(a)(b)		1,500	1,507,625
OZLM VIII Ltd., Series 2014-8A, Class CR, (3 mo. LIBOR US + 3.40%), 5.74%, 10/17/26(a)(b)		1,750	1,751,786
OZLM XIV Ltd., Series 2015-14A, Class CR, 5.34%, 01/15/29(a)(c)		1,000	999,214
OZLM XXI, Series 2017-21A, Class C, 5.02%, 01/20/31(a)(c)		1,000	981,418
Regatta V Funding Ltd., Series 2014-1A, Class C, (3 mo. LIBOR US + 3.45%), 5.79%, 10/25/26(a)(b)		2,000	2,002,462
Rockford Tower CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 5.59%, 04/15/29(a)(b)		1,750	1,756,938
Shackleton CLO Ltd., Series 2013-3A, Class DR, 5.36%, 07/15/30(a)(c)		500	499,408
SLM Private Education Loan Trust(a):
Series 2012-A, Class A2, 3.83%, 01/17/45		230	231,285
Series 2014-A, Class B, 3.50%, 11/15/44		500	497,736
Sound Point CLO VII Ltd., Series 2014-3A, Class D, (3 mo. LIBOR US + 3.60%), 5.95%, 01/23/27(a)(b)		1,250	1,252,308
Sound Point CLO XII Ltd., Series 2016-2A, Class D, (3 mo. LIBOR US + 4.25%), 6.60%, 10/20/28(a)(b)		465	467,330
Sound Point CLO XIV Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 3.85%), 6.20%, 01/23/29(a)(b)		1,550	1,560,900
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 02/25/32		494	488,200
THL Credit Wind River CLO Ltd., Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.35%), 5.70%, 01/22/27(a)(b)		1,000	1,000,875
Voya CLO Ltd.(a)(b):
Series 2016-3A, Class D, (3 mo. LIBOR US + 6.85%), 9.18%, 10/18/27		615	615,058

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Series 2017-3A, Class C, (3 mo. LIBOR US + 3.55%), 5.90%, 07/20/30	USD	1,000	$1,009,282
Wellfleet CLO Ltd., Series 2015-1A, Class DR, 5.15%, 10/20/27(a)(c)		2,000	1,991,155
Westcott Park CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 4.35%), 6.70%, 07/20/28(a)(b)		685	693,952
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 08/15/22		2,360	2,363,600
York CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.95%, 10/20/29(a)(b)		1,750	1,764,885
York CLO-4 Ltd., Series 2016-2A, Class D, (3 mo. LIBOR US + 4.10%), 6.45%, 01/20/30(a)(b)		1,500	1,519,540

			84,227,046
Interest Only Asset-Backed Securities — 0.0%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 03/30/30(a)(d)		2,061	108,220
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 04/15/29(d)		2,653	140,586

			248,806

Total Asset-Backed Securities — 11.1% (Cost — $84,160,921)			84,475,852

Corporate Bonds — 66.4%

Aerospace & Defense — 1.3%
Arconic, Inc.:
5.40%, 04/15/21		235	241,265
5.13%, 10/01/24		598	600,691
5.90%, 02/01/27		100	101,260
BBA US Holdings, Inc., 5.38%, 05/01/26(a)		194	194,485
Bombardier, Inc.(a):
7.75%, 03/15/20		122	128,100
8.75%, 12/01/21		482	530,200
6.00%, 10/15/22		13	13,033
6.13%, 01/15/23		636	640,770
7.50%, 12/01/24		504	529,830
7.50%, 03/15/25		401	412,027
7.45%, 05/01/34		100	102,000
Eaton Corp., 4.15%, 11/02/42		500	480,531
EnPro Industries, Inc., 5.88%, 09/15/22		74	75,387
KLX, Inc., 5.88%, 12/01/22(a)		595	615,825
Koppers, Inc., 6.00%, 02/15/25(a)		151	151,755
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(a)		142	146,615
Lockheed Martin Corp., 4.09%, 09/15/52		1,410	1,347,895
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(a)		118	121,835
TransDigm UK Holdings PLC, 6.88%, 05/15/26(a)		400	410,428
TransDigm, Inc.:
6.00%, 07/15/22		246	248,460
6.50%, 07/15/24		191	194,104
6.50%, 05/15/25		104	105,820
6.38%, 06/15/26		392	396,165
United Technologies Corp., 6.13%, 07/15/38		1,450	1,711,061

			9,499,542
Air Freight & Logistics — 0.2%
FedEx Corp., 4.75%, 11/15/45		1,250	1,258,082
XPO Logistics, Inc., 6.50%, 06/15/22(a)		64	66,110

			1,324,192

Security	Par (000)		Value
Airlines — 2.1%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 09/15/24(a)	USD	1,633	$1,595,911
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24(e)		3,139	3,224,953
Series 2015-2, Class A, 4.00%, 03/22/29		1,358	1,352,855
Series 2015-2, Class AA, 3.60%, 03/22/29		1,358	1,334,258
Series 2017-1, Class B, 4.95%, 08/15/26		1,689	1,713,421
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		302	301,248
Continental Airlines Pass-Through Trust, Series 2010-1, Class B, 6.00%, 07/12/20		157	158,601
Latam Finance Ltd., 6.88%, 04/11/24(a)		257	250,706
Mexico City Airport Trust, 5.50%, 07/31/47(a)		260	230,732
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 02/15/27		3,210	3,282,847
Series 2014-2, Class B, 4.63%, 03/03/24		2,103	2,117,098

			15,562,630
Auto Components — 0.3%
Aptiv PLC, 4.40%, 10/01/46		465	424,459
Federal-Mogul LLC/Federal-Mogul Financing Corp., 5.00%, 07/15/24	EUR	161	197,990
Fiat Chrysler Finance Europe, 4.75%, 07/15/22		100	129,856
HP Pelzer Holding GmbH, 4.13%, 04/01/24		100	116,510
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22	USD	118	121,233
6.75%, 02/01/24		112	115,640
6.38%, 12/15/25		106	107,325
IHO Verwaltungs GmbH(f):
(2.75% Cash or 3.50% PIK), 2.75%, 09/15/21	EUR	100	117,605
(3.25% Cash or 4.00% PIK), 3.25%, 09/15/23		100	118,961
(4.50% Cash or 5.25% PIK), 4.50%, 09/15/23(a)	USD	205	198,850
Tesla, Inc., 5.30%, 08/15/25(a)(e)		285	246,525
Volvo Car AB, 2.00%, 01/24/25	EUR	100	114,901

			2,009,855
Automobiles — 0.6%
Ford Motor Co., 4.75%, 01/15/43(e)	USD	2,000	1,658,198
General Motors Co., 6.25%, 10/02/43		2,506	2,598,946

			4,257,144
Banks — 1.9%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(g)	EUR	100	122,898
Banco Inbursa SA Institucion de Banca Multiple, 4.13%, 06/06/24(a)	USD	255	246,763
Banco Popolare, 2.75%, 07/27/20	EUR	100	116,935
Bank of Ireland Group PLC, 3.13%, 09/19/27(c)	GBP	100	125,490
Bankia SA (5 year EUR Swap + 3.17%), 4.00%, 05/22/24(g)	EUR	100	118,344
Barclays PLC:
4.38%, 09/11/24	USD	550	533,804
3.65%, 03/16/25(e)		4,320	4,082,266
CaixaBank SA (5 year EUR Swap + 3.35%), 3.50%, 02/15/27(g)	EUR	100	121,832
CIT Group, Inc.:
5.00%, 08/01/23	USD	225	228,656
5.25%, 03/07/25		98	99,654
6.13%, 03/09/28		70	73,150
Cooperatieve Rabobank UA, 3.95%, 11/09/22		1,500	1,504,870
HSBC Holdings PLC, 6.10%, 01/14/42		610	745,511
Intesa Sanpaolo SpA, 2.13%, 08/30/23	EUR	100	115,623
Inversiones Atlantida SA, 8.25%, 07/28/22(a)	USD	200	204,000
Santander Holdings USA, Inc., 4.50%, 07/17/25		2,000	1,997,279

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
Santander UK Group Holdings PLC, 2.88%, 08/05/21	USD	1,250	$1,220,194
Standard Chartered PLC, 4.87%, 03/15/33(a)(c)		500	489,753
Wells Fargo & Co., 3.90%, 05/01/45(e)		2,250	2,099,139

			14,246,161
Beverage: Soft Drinks — 0.0%
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26(a)		107	110,611

Beverages — 0.7%
Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/46		4,600	4,720,234
BWAY Holding Co., 4.75%, 04/15/24	EUR	100	119,076
Central American Bottling Corp., 5.75%, 01/31/27(a)	USD	222	219,780
OI European Group BV, 4.00%, 03/15/23(a)		171	162,236

			5,221,326
Biotechnology — 0.6%
Amgen, Inc., 4.40%, 05/01/45(e)		2,250	2,183,124
Baxalta, Inc., 5.25%, 06/23/45		500	546,348
Gilead Sciences, Inc., 4.80%, 04/01/44		1,000	1,045,207
Illumina, Inc., 0.50%, 06/15/21(h)		215	316,024
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	100	101,438

			4,192,141
Building Materials — 0.0%
American Woodmark Corp., 4.88%, 03/15/26(a)	USD	69	66,413
Jeld-Wen, Inc., 4.63%, 12/15/25(a)		93	86,722
Titan Global Finance PLC, 3.50%, 06/17/21	EUR	100	121,281

			274,416
Building Products — 0.1%
Beacon Escrow Corp., 4.88%, 11/01/25(a)	USD	154	142,065
Building Materials Corp. of America, 6.00%, 10/15/25(a)		115	117,608
CPG Merger Sub LLC, 8.00%, 10/01/21(a)		218	221,270
Jeld-Wen, Inc., 4.88%, 12/15/27(a)		21	19,583
Masonite International Corp.(a):
5.63%, 03/15/23		127	129,857
5.75%, 09/15/26		96	96,960
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(a)		64	65,660
Standard Industries, Inc., 5.38%, 11/15/24(a)		19	19,024
USG Corp., 4.88%, 06/01/27(a)		208	210,540

			1,022,567
Building: Roofing, Wallboard & Plumbing — 0.0%
Quintiles IMS, Inc., 4.88%, 05/15/23(a)		74	74,185

Cable Television Services — 0.0%
CB Escrow Corp., 8.00%, 10/15/25(a)		127	112,712

Capital Markets — 2.8%
Blackstone CQP Holdco LP(a):
6.50%, 03/20/21		1,375	1,378,922
6.00%, 08/18/21		224	221,803
CDP Financial, Inc., 5.60%, 11/25/39(a)(e)		5,890	7,465,502
Goldman Sachs Group, Inc., 3.75%, 05/22/25(e)		8,965	8,831,356
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(a)		57	58,781
Morgan Stanley:
4.00%, 07/23/25		905	908,957
3.13%, 07/27/26(e)		2,000	1,869,946
NFP Corp., 6.88%, 07/15/25(a)		62	60,760
Raymond James Financial, Inc., 4.95%, 07/15/46		400	411,137
SURA Asset Management SA, 4.38%, 04/11/27(a)		259	250,583

			21,457,747

Security	Par (000)		Value
Chemicals — 1.1%
Air Liquide Finance SA, 3.50%, 09/27/46(a)	USD	360	$331,333
Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(a)(f)		210	210,525
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(a)		400	394,000
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		161	159,994
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		244	276,635
10.00%, 10/15/25		183	211,822
CF Industries, Inc.:
5.15%, 03/15/34		60	56,550
4.95%, 06/01/43		116	101,848
Chemours Co.:
6.63%, 05/15/23		95	99,513
7.00%, 05/15/25		44	46,970
5.38%, 05/15/27		145	142,463
Cydsa SAB de C.V., 6.25%, 10/04/27(a)		319	301,043
Hexion, Inc., 10.38%, 02/01/22(a)		122	120,052
INEOS Finance PLC, 4.00%, 05/01/23	EUR	100	118,412
Methanex Corp., 3.25%, 12/15/19	USD	1,650	1,643,345
Mexichem SAB de CV(a):
4.00%, 10/04/27		200	185,540
5.50%, 01/15/48		200	184,000
Momentive Performance Materials, Inc., 3.88%, 10/24/21		735	784,612
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		163	159,333
Olin Corp., 5.00%, 02/01/30		82	78,310
Platform Specialty Products Corp.(a):
6.50%, 02/01/22		1,291	1,320,047
5.88%, 12/01/25		590	585,575
PQ Corp.(a):
6.75%, 11/15/22		251	262,295
5.75%, 12/15/25		299	294,515
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	100	121,734
WR Grace & Co-Conn, 5.63%, 10/01/24(a)	USD	80	84,526

			8,274,992
Commercial Services & Supplies — 0.6%
ADT Corp.:
6.25%, 10/15/21		86	90,730
3.50%, 07/15/22		163	154,239
4.13%, 06/15/23		171	162,664
4.88%, 07/15/32(a)		301	245,315
Advanced Disposal Services, Inc., 5.63%, 11/15/24(a)		115	115,000
Aviation Capital Group Corp., 7.13%, 10/15/20(a)		1,800	1,929,724
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(a)		82	80,565
CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/25(a)		226	216,960
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22(a)		43	44,505
Harland Clarke Holdings Corp., 8.38%, 08/15/22(a)		284	266,250
Iron Mountain, Inc., 6.00%, 08/15/23		80	82,100
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		135	132,300
Mobile Mini, Inc., 5.88%, 07/01/24		278	282,170
Park Aerospace Holdings Ltd.(a):
3.63%, 03/15/21		166	163,095
5.25%, 08/15/22		157	159,944
5.50%, 02/15/24		17	17,468
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)		181	179,190
United Rentals North America, Inc.:
5.75%, 11/15/24		46	47,481
5.50%, 07/15/25		93	94,860
5.50%, 05/15/27		111	110,722

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Services & Supplies (continued)
Wrangler Buyer Corp., 6.00%, 10/01/25(a)	USD	204	$196,860

			4,772,142
Communications Equipment — 0.2%
CommScope Technologies LLC, 5.00%, 03/15/27(a)		179	174,078
CommScope, Inc.(a):
5.00%, 06/15/21		80	80,400
5.50%, 06/15/24		154	155,925
Nokia OYJ:
4.38%, 06/12/27		31	29,799
6.63%, 05/15/39		135	145,125
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		606	624,586
6.38%, 05/15/25		30	31,350
5.75%, 01/15/27(a)		451	452,127

			1,693,390
Construction & Engineering — 0.8%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(a)		370	330,939
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)		370	383,875
BlueLine Rental Finance Corp., 9.25%, 03/15/24(a)		788	827,400
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(a)		159	163,373
Engility Corp., 8.88%, 09/01/24		176	187,880
frontdoor, Inc., 6.75%, 08/15/26(a)		88	90,090
ITR Concession Co. LLC, 4.20%, 07/15/25(a)		4,000	3,641,358
Pisces Midco, Inc., 8.00%, 04/15/26(a)		110	112,750
SPIE SA, 3.13%, 03/22/24	EUR	100	116,641
SRS Distribution, Inc., 8.25%, 07/01/26(a)	USD	132	124,080
Tutor Perini Corp., 6.88%, 05/01/25(a)		109	110,908
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25		51	48,195

			6,137,489
Construction Materials — 0.3%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(a)		103	103,124
HD Supply, Inc., 5.75%, 04/15/24(a)(i)		1,160	1,219,450
Navistar International Corp., 6.63%, 11/01/25(a)		192	199,680
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(a)		108	115,965
PulteGroup, Inc.:
5.50%, 03/01/26		17	16,872
6.00%, 02/15/35		27	25,793
Rexel SA, 3.50%, 06/15/23	EUR	100	120,666
Williams Scotsman International, Inc.(a):
7.88%, 12/15/22	USD	78	80,340
6.88%, 08/15/23		112	111,020

			1,992,910
Consumer Discretionary — 0.1%
Blitz F18-674 GmbH, 6.00%, 07/30/26	EUR	100	116,580
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(a)	USD	54	52,380
Staples, Inc., 8.50%, 09/15/25(a)		150	141,735
Viking Cruises Ltd.(a):
6.25%, 05/15/25		95	95,950
5.88%, 09/15/27		312	306,540

			713,185
Consumer Finance — 1.7%
Ally Financial, Inc., 8.00%, 11/01/31		871	1,064,797
Capital One Financial Corp., 4.75%, 07/15/21(e)		1,935	2,002,944

Security	Par (000)		Value
Consumer Finance (continued)
Corvias Campus Living USG LLC, 5.30%, 07/01/50(d)	USD	5,694	$5,737,617
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		200	202,000
Ford Motor Credit Co. LLC, 8.13%, 01/15/20(e)		1,530	1,620,882
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(f)	EUR	110	127,282
Navient Corp.:
5.00%, 10/26/20	USD	180	180,488
6.63%, 07/26/21		99	103,084
6.50%, 06/15/22		159	164,414
5.50%, 01/25/23		170	168,086
7.25%, 09/25/23		93	98,115
5.88%, 10/25/24		29	28,058
6.75%, 06/25/25		65	64,837
6.75%, 06/15/26		127	124,619
5.63%, 08/01/33		101	84,840
Springleaf Finance Corp.:
6.13%, 05/15/22		50	51,375
5.63%, 03/15/23		6	5,985
6.88%, 03/15/25		112	112,034
7.13%, 03/15/26		291	289,565
Verscend Escrow Corp., 9.75%, 08/15/26(a)		320	327,904

			12,558,926
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.63%, 05/15/23(a)		471	466,879
7.25%, 05/15/24(a)		855	898,819
4.75%, 07/15/27	GBP	100	126,247
Ball Corp., 4.00%, 11/15/23	USD	146	142,532
BWAY Holding Co.(a):
5.50%, 04/15/24		329	326,944
7.25%, 04/15/25		35	34,125
Crown Americas LLC/Crown Americas Capital Corp.:
4.75%, 02/01/26(a)		104	99,840
4.25%, 09/30/26		139	127,532
Mercer International, Inc.:
7.75%, 12/01/22		29	30,305
6.50%, 02/01/24		76	77,900
5.50%, 01/15/26(a)		38	37,050
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(a):
5.13%, 07/15/23		51	50,809
7.00%, 07/15/24		452	459,232
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	100	120,079
Sealed Air Corp., 4.88%, 12/01/22(a)	USD	179	179,895
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	119,174
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26		100	118,963

			3,416,325
Diversified Consumer Services — 0.2%
APX Group, Inc.:
8.75%, 12/01/20	USD	179	179,000
7.88%, 12/01/22		106	108,253
Ascend Learning LLC, 6.88%, 08/01/25(a)		194	195,940
Carriage Services, Inc., 6.63%, 06/01/26(a)		108	109,890
Graham Holdings Co., 5.75%, 06/01/26(a)		124	126,790
Laureate Education, Inc., 8.25%, 05/01/25(a)		210	226,537
Matthews International Corp., 5.25%, 12/01/25(a)		44	42,350
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(a)		627	671,705
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)		168	165,060

			1,825,525

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Financial Services — 3.7%
Banca IFIS SpA, 4.50%, 10/17/27(c)	EUR	100	$106,237
Bank of America Corp.(e):
5.63%, 07/01/20	USD	2,200	2,297,739
3.25%, 10/21/27		4,000	3,759,941
Docuformas SAPI de C.V., 9.25%, 10/11/22(a)		200	181,500
FMR LLC, 4.95%, 02/01/33(a)(e)		2,300	2,484,254
FS Energy & Power Fund, 7.50%, 08/15/23(a)		156	159,658
General Electric Co., 6.15%, 08/07/37(e)		2,150	2,521,049
General Motors Financial Co., Inc., 4.25%, 05/15/23		807	810,310
Gilex Holding Sarl, 8.50%, 05/02/23(a)		182	189,280
HSBC Holdings PLC, 6.25%(c)(j)		375	376,425
Intercontinental Exchange Group, Inc., 4.00%, 10/15/23		470	482,017
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)		3,151	2,851,197
Intrum Justitia AB, 2.75%, 07/15/22	EUR	100	112,988
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 04/01/20(a)	USD	595	605,412
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(f)	EUR	100	115,509
Moody’s Corp., 4.50%, 09/01/22(e)	USD	1,800	1,862,095
MSCI, Inc., 5.25%, 11/15/24(a)		75	77,063
Northern Trust Corp., 3.95%, 10/30/25		8,000	8,163,421
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(a)		378	367,605
Travelport Corporate Finance PLC, 6.00%, 03/15/26(a)		123	125,153
UniCredit SpA (5 year EUR Swap + 4.10%), 5.75%, 10/28/25(g)	EUR	107	129,830
Vantiv LLC/Vanity Issuer Corp.(a):
3.88%, 11/15/25	GBP	100	126,080
4.38%, 11/15/25	USD	200	190,500
WMG Acquisition Corp., 5.50%, 04/15/26(a)		84	82,530

			28,177,793
Diversified Telecommunication Services — 3.5%
AT&T, Inc.(e):
6.38%, 03/01/41		520	568,914
5.15%, 03/15/42		2,400	2,326,533
4.75%, 05/15/46		2,710	2,450,346
CenturyLink, Inc.:
5.63%, 04/01/25		144	140,760
Series P, 7.60%, 09/15/39		7	6,265
Series S, 6.45%, 06/15/21		268	278,720
Series U, 7.65%, 03/15/42		138	123,510
Series W, 6.75%, 12/01/23(e)		213	222,052
Series Y, 7.50%, 04/01/24		295	315,650
Cincinnati Bell, Inc., 7.00%, 07/15/24(a)		201	176,880
Embarq Corp., 8.00%, 06/01/36		214	208,650
Frontier Communications Corp.:
7.13%, 03/15/19		220	220,825
10.50%, 09/15/22		133	117,040
11.00%, 09/15/25		763	583,695
Level 3 Financing, Inc.:
5.38%, 08/15/22		127	128,270
5.63%, 02/01/23		189	191,308
5.13%, 05/01/23		95	94,795
5.38%, 01/15/24		114	114,000
5.38%, 05/01/25		123	121,463
5.25%, 03/15/26		663	649,806
OTE PLC, 3.50%, 07/09/20	EUR	100	121,310
SoftBank Group Corp.:
(5 year USD ICE Swap + 4.85%), 6.88%(g)(j)	USD	215	194,575
4.00%, 04/20/23	EUR	100	121,763

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	124	$125,860
6.00%, 09/30/34		255	251,124
7.72%, 06/04/38		48	52,560
Telecom Italia SpA, 3.63%, 01/19/24	EUR	200	247,535
Verizon Communications, Inc.(e):
6.40%, 02/15/38	USD	6,879	8,173,874
6.55%, 09/15/43		6,751	8,174,013

			26,502,096
Electric Utilities — 6.1%
AES Corp., 5.50%, 04/15/25		59	60,622
Berkshire Hathaway Energy Co., 6.50%, 09/15/37(e)		5,515	7,044,287
Black Hills Corp., 3.15%, 01/15/27		405	376,424
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(a)		299	296,817
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	513,620
CMS Energy Corp., 5.05%, 03/15/22(e)		1,832	1,920,025
Duke Energy Carolinas LLC:
6.10%, 06/01/37		640	787,521
6.00%, 01/15/38		1,675	2,067,669
4.25%, 12/15/41		750	766,954
Duke Energy Florida LLC, 6.40%, 06/15/38		770	997,157
E.ON International Finance BV, 6.65%, 04/30/38(a)		3,100	3,777,666
Electricite de France SA, 5.60%, 01/27/40(a)(e)		2,800	3,115,063
Enel Finance International NV, 3.63%, 05/25/27(a)		1,250	1,151,074
Energuate Trust, 5.88%, 05/03/27(a)		201	191,955
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(a)		401	400,904
Florida Power Corp., 6.35%, 09/15/37(e)		2,775	3,583,076
Jersey Central Power & Light Co., 7.35%, 02/01/19		490	499,212
NextEra Energy Operating Partners LP(a):
4.25%, 09/15/24		100	97,500
4.50%, 09/15/27		28	26,600
Ohio Power Co., Series D, 6.60%, 03/01/33(e)		3,000	3,836,553
PacifiCorp, 6.25%, 10/15/37(e)		1,225	1,557,175
Pampa Energia SA, 7.50%, 01/24/27(a)		367	291,765
Public Service Co. of Colorado, Series 17, 6.25%, 09/01/37(e)		2,550	3,268,884
Southern California Edison Co.:
5.63%, 02/01/36(e)		1,300	1,472,738
Series A, 5.95%, 02/01/38		2,175	2,582,706
Southern Co., 4.40%, 07/01/46		1,000	962,213
Talen Energy Supply LLC, 6.50%, 06/01/25		125	93,125
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37(e)		3,920	4,793,495

			46,532,800
Electrical Equipment — 0.0%
Anixter, Inc., 5.63%, 05/01/19		35	35,525
Areva SA, 4.88%, 09/23/24	EUR	50	61,665

			97,190
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp.:
5.50%, 12/01/24	USD	228	237,120
5.00%, 09/01/25		72	71,550
Corning, Inc., 4.38%, 11/15/57		2,000	1,799,870
Itron, Inc., 5.00%, 01/15/26(a)		18	17,158

			2,125,698
Energy Equipment & Services — 0.8%
Calfrac Holdings LP, 8.50%, 06/15/26(a)		101	96,203

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Energy Equipment & Services (continued)
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50%, 04/01/25(a)	USD	234	$235,755
Ensco PLC:
5.20%, 03/15/25		52	43,485
7.75%, 02/01/26		390	372,450
Enterprise Products Operating LLC, 6.13%, 10/15/39(e)		1,400	1,634,303
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(a)		173	174,730
Halliburton Co., 5.00%, 11/15/45		500	532,764
McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.63%, 05/01/24(a)		176	187,273
Oceaneering International, Inc., 4.65%, 11/15/24		28	26,641
Pattern Energy Group, Inc., 5.88%, 02/01/24(a)		148	149,110
Pioneer Energy Services Corp., 6.13%, 03/15/22		133	116,375
Precision Drilling Corp.:
6.50%, 12/15/21		38	38,874
7.75%, 12/15/23		50	52,875
5.25%, 11/15/24		90	85,725
SESI LLC, 7.75%, 09/15/24		140	144,900
Transocean, Inc.:
5.80%, 10/15/22		286	283,140
9.00%, 07/15/23(a)		386	416,397
7.50%, 01/15/26(a)		222	226,162
6.80%, 03/15/38		17	14,004
Trinidad Drilling Ltd., 6.63%, 02/15/25(a)		169	167,310
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26(a)		198	204,930
Weatherford International Ltd.:
7.75%, 06/15/21		450	441,000
8.25%, 06/15/23		115	106,950
6.50%, 08/01/36		75	55,688
7.00%, 03/15/38		124	94,240
5.95%, 04/15/42		128	89,920

			5,991,204
Environmental, Maintenance, & Security Service — 0.1%
Hulk Finance Corp., 7.00%, 06/01/26(a)		184	176,640
Tervita Escrow Corp., 7.63%, 12/01/21(a)		276	286,005
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		134	129,310

			591,955
Equity Real Estate Investment Trusts (REITs) — 1.2%
ERP Operating LP, 4.50%, 06/01/45		1,155	1,195,061
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)		102	103,275
GEO Group, Inc.:
5.13%, 04/01/23		105	101,325
5.88%, 10/15/24		108	105,300
6.00%, 04/15/26		40	38,600
HCP, Inc., 4.00%, 06/01/25(e)		2,000	1,982,112
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		127	123,507
5.13%, 05/01/26(a)		155	155,194
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		18	17,775
iStar, Inc.:
4.63%, 09/15/20		25	24,875
6.00%, 04/01/22		48	48,420
5.25%, 09/15/22		17	16,830
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(a)		122	124,440
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		719	739,671

Security	Par (000)		Value
Equity Real Estate Investment Trusts (REITs) (continued)
4.50%, 09/01/26	USD	374	$356,235
4.50%, 01/15/28		235	216,646
MPT Operating Partnership LP/MPT Finance Corp.:
6.38%, 03/01/24		20	21,086
5.50%, 05/01/24		30	30,375
5.00%, 10/15/27		105	102,900
NH Hotel Group SA, 3.75%, 10/01/23	EUR	128	155,462
Simon Property Group LP, 4.75%, 03/15/42	USD	1,670	1,784,799
Starwood Property Trust, Inc., 5.00%, 12/15/21		115	115,863
Trust F/1401, 6.95%, 01/30/44		476	484,925
Ventas Realty LP, 4.13%, 01/15/26		870	864,722
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		100	110,611

			9,020,009
Food & Staples Retailing — 0.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		59	56,935
5.75%, 03/15/25		68	61,540
Casino Guichard Perrachon SA, 4.56%, 01/25/23	EUR	100	104,474
Rite Aid Corp., 6.13%, 04/01/23(a)	USD	118	105,870
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		1,000	964,989

			1,293,808
Food Products — 0.4%
Acosta, Inc., 7.75%, 10/01/22(a)		95	42,988
Aramark Services, Inc.:
4.75%, 06/01/26		151	148,735
5.00%, 02/01/28(a)		230	225,112
Arcor SAIC, 6.00%, 07/06/23(a)		228	213,777
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(a)		146	123,005
JBS USA LUX SA/JBS USA Finance, Inc.(a):
5.88%, 07/15/24		274	263,725
5.75%, 06/15/25		460	434,700
6.75%, 02/15/28		223	214,080
MARB BondCo PLC, 7.00%, 03/15/24		200	188,252
Marfrig Holdings Europe BV, 8.00%, 06/08/23(a)		222	223,665
Minerva Luxembourg SA, 6.50%, 09/20/26(a)		222	197,860
Post Holdings, Inc.(a):
5.50%, 03/01/25		230	229,425
5.75%, 03/01/27		258	254,775
Simmons Foods, Inc., 7.75%, 01/15/24(a)		81	83,228

			2,843,327
Health Care Equipment & Supplies — 0.5%
Avantor, Inc.(a):
6.00%, 10/01/24		1,012	1,027,180
9.00%, 10/01/25		345	355,781
Crimson Merger Sub, Inc., 6.63%, 05/15/22(a)		903	886,069
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(a)		506	522,597
Immucor, Inc., 11.13%, 02/15/22(a)		60	60,150
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(a):
5.75%, 08/01/22		47	43,827
5.63%, 10/15/23		71	63,279
Medtronic, Inc., 4.50%, 03/15/42		750	782,628
Teleflex, Inc., 5.25%, 06/15/24		170	174,675

			3,916,186
Health Care Providers & Services — 1.4%
Acadia Healthcare Co., Inc.:
5.63%, 02/15/23		96	97,920
6.50%, 03/01/24		198	205,177

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services (continued)
Aetna, Inc., 4.50%, 05/15/42	USD	575	$572,051
AHP Health Partners, Inc., 9.75%, 07/15/26(a)		84	87,990
Centene Corp.:
6.13%, 02/15/24		359	377,399
5.38%, 06/01/26(a)		858	885,739
CHS/Community Health Systems, Inc., 8.63%, 01/15/24(a)		202	210,585
DaVita, Inc., 5.13%, 07/15/24		142	136,905
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(a)(f)		177	179,213
Envision Healthcare Corp., 6.25%, 12/01/24(a)		68	72,590
HCA, Inc.:
4.75%, 05/01/23		18	18,293
5.00%, 03/15/24		570	582,825
5.25%, 04/15/25		880	907,500
5.25%, 06/15/26		323	332,690
5.38%, 09/01/26		215	216,075
5.63%, 09/01/28		228	228,570
5.50%, 06/15/47		585	586,462
HealthSouth Corp., 5.75%, 11/01/24		26	26,325
MEDNAX, Inc., 5.25%, 12/01/23(a)		90	89,775
Molina Healthcare, Inc., 4.88%, 06/15/25(a)		71	70,113
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		273	282,555
Northwell Healthcare, Inc., 4.26%, 11/01/47		725	699,059
NVA Holdings, Inc., 6.88%, 04/01/26(a)		190	188,812
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(a)(f)		588	607,110
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)		97	103,063
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23(a)		137	141,028
Surgery Center Holdings, Inc.(a):
8.88%, 04/15/21		98	102,043
6.75%, 07/01/25(e)		183	176,595
Team Health Holdings, Inc., 6.38%, 02/01/25(a)(e)		267	231,622
Tenet Healthcare Corp.:
7.50%, 01/01/22(a)		118	123,568
8.13%, 04/01/22		802	847,112
6.75%, 06/15/23		268	268,000
4.63%, 07/15/24		509	498,581
Vizient, Inc., 10.38%, 03/01/24(a)		228	249,090
WellCare Health Plans, Inc.:
5.25%, 04/01/25		58	59,305
5.38%, 08/15/26(a)		189	194,670

			10,656,410
Health Care Technology — 0.0%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)		186	181,815
Quintiles IMS, Inc., 3.25%, 03/15/25(a)	EUR	100	117,269

			299,084
Hotels, Restaurants & Leisure — 2.3%
Arcos Dorados Holdings, Inc., 5.88%, 04/04/27(a)	USD	257	244,947
Boyd Gaming Corp., 6.00%, 08/15/26		116	116,870
Boyne USA, Inc., 7.25%, 05/01/25(a)		57	60,420
Burger King France SAS (3 mo. Euribor + 5.25%), 5.25%, 05/01/23(b)	EUR	100	117,229
Churchill Downs, Inc., 4.75%, 01/15/28(a)	USD	48	45,180
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21	EUR	100	109,110
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	100	129,409
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(a)	USD	134	128,138

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Eldorado Resorts, Inc., 6.00%, 04/01/25	USD	67	$68,089
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		142	137,563
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		90	94,725
5.25%, 06/01/25		26	27,040
5.38%, 04/15/26		42	43,615
5.75%, 06/01/28		6	6,359
Golden Nugget, Inc., 6.75%, 10/15/24(a)		217	220,526
International Game Technology PLC, 4.75%, 02/15/23	EUR	100	125,947
IRB Holding Corp., 6.75%, 02/15/26(a)	USD	50	47,750
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.25%, 06/01/26		73	73,000
4.75%, 06/01/27		18	17,145
McDonald’s Corp., 3.70%, 01/30/26		510	508,006
Melco Resorts Finance Ltd., 4.88%, 06/06/25(a)		250	237,312
MGM Resorts International:
6.63%, 12/15/21		635	671,513
7.75%, 03/15/22		171	187,886
4.63%, 09/01/26		12	11,310
New Red Finance, Inc.(a):
4.25%, 05/15/24		171	163,305
5.00%, 10/15/25		1,098	1,059,570
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		62	62,465
5.25%, 11/15/23		133	133,283
Scientific Games International, Inc.:
10.00%, 12/01/22		305	322,568
5.00%, 10/15/25(a)		280	266,000
3.38%, 02/15/26	EUR	100	110,983
Six Flags Entertainment Corp., 4.88%, 07/31/24(a)	USD	187	183,728
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26(a)		108	112,320
Station Casinos LLC, 5.00%, 10/01/25(a)		177	171,026
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 03/30/21	GBP	1,608	2,187,845
Series A4, 5.66%, 06/30/27		995	1,420,119
Series M, 7.40%, 03/28/24		3,000	4,288,977
Series N, 6.46%, 03/30/32		2,390	3,001,926
Vue International Bidco PLC, 7.88%, 07/15/20		100	129,930
Wyndham Destinations, Inc., 4.15%, 04/01/24	USD	6	5,928
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		76	75,430
Wyndham Worldwide Corp., 3.90%, 03/01/23		80	74,600
Wynn Macau Ltd., 5.50%, 10/01/27(a)		400	378,000
Yum! Brands, Inc., 3.88%, 11/01/23		27	25,785

			17,602,877
Household Durables — 0.5%
Algeco Scotsman Global Finance PLC, 8.00%, 02/15/23(a)		600	616,500
Brookfield Residential Properties, Inc., 6.38%, 05/15/25(a)		47	46,648
Century Communities, Inc., 6.88%, 05/15/22		375	383,925
K Hovnanian Enterprises, Inc., 10.00%, 07/15/22(a)		143	143,000
Lennar Corp.:
6.25%, 12/15/21		196	205,800
4.88%, 12/15/23		85	85,106
4.75%, 05/30/25		90	88,537
5.25%, 06/01/26		18	17,814
4.75%, 11/29/27		185	176,444
Mattamy Group Corp.(a):
6.88%, 12/15/23		94	95,645

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Household Durables (continued)
6.50%, 10/01/25	USD	129	$127,091
MDC Holdings, Inc., 6.00%, 01/15/43		72	61,920
Meritage Homes Corp., 5.13%, 06/06/27		52	48,230
Newell Brands, Inc., 4.20%, 04/01/26		1,000	965,499
PulteGroup, Inc., 6.38%, 05/15/33		216	210,600
Tempur Sealy International, Inc.:
5.63%, 10/15/23		2	2,000
5.50%, 06/15/26		67	65,325
TRI Pointe Group, Inc.:
4.88%, 07/01/21		73	72,817
5.25%, 06/01/27		28	25,480
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.38%, 06/15/19		10	10,050
William Lyon Homes, Inc.:
6.00%, 09/01/23(a)		40	38,612
5.88%, 01/31/25		66	62,618

			3,549,661
Household Products — 0.0%
ACCO Brands Corp., 5.25%, 12/15/24(a)		59	58,705
Prestige Brands, Inc., 6.38%, 03/01/24(a)		42	42,380

			101,085
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.:
6.00%, 05/15/26		112	118,440
5.13%, 09/01/27		200	202,000
Calpine Corp.:
5.38%, 01/15/23		170	161,500
5.88%, 01/15/24(a)		173	174,514
5.75%, 01/15/25		100	90,750
5.25%, 06/01/26(a)		581	548,510
Colbun SA, 3.95%, 10/11/27(a)		200	189,062
Dynegy, Inc., 7.63%, 11/01/24		76	81,700
Genneia SA, 8.75%, 01/20/22(a)		370	320,050
NRG Energy, Inc.:
6.63%, 01/15/27		623	651,814
5.75%, 01/15/28(a)		42	42,420
NRG Yield Operating LLC, 5.38%, 08/15/24		155	155,775
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		63	61,425
6.63%, 06/15/25(i)		15	15,975
5.00%, 01/31/28		128	119,840

			2,933,775
Industrial Conglomerates — 0.6%
Apergy Corp., 6.38%, 05/01/26(a)		72	73,620
BWX Technologies, Inc., 5.38%, 07/15/26(a)		109	110,090
General Electric Co.:
6.75%, 03/15/32(e)		2,500	3,099,642
6.88%, 01/10/39		135	170,712
Smiths Group PLC, 3.63%, 10/12/22(a)		360	357,181
Vertiv Group Corp., 9.25%, 10/15/24(a)		363	372,982

			4,184,227
Insurance — 2.6%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,454,373
American International Group, Inc., 3.75%, 07/10/25(e)		3,380	3,301,708
AmWINS Group, Inc., 7.75%, 07/01/26(a)		114	120,127
Aon PLC:
3.88%, 12/15/25		1,445	1,446,919
4.60%, 06/14/44		500	500,352
Ardonagh Midco 3 PLC, 8.63%, 07/15/23(a)		200	203,000

Security	Par (000)		Value
Insurance (continued)
Assicurazioni Generali SpA(3 mo. Euribor + 7.11%), 7.75%, 12/12/42(g)	EUR	100	$135,372
AssuredPartners, Inc., 7.00%, 08/15/25(a)	USD	10	9,800
AXA SA(3 mo. Euribor + 3.05%), 5.25%, 04/16/40(g)	EUR	500	622,269
Five Corners Funding Trust, 4.42%, 11/15/23(a)(e)	USD	2,050	2,115,940
Groupama SA, 6.00%, 01/23/27	EUR	100	140,161
Hartford Financial Services Group, Inc., 5.13%, 04/15/22	USD	1,860	1,962,824
HUB International Ltd., 7.00%, 05/01/26(a)		240	238,452
Liberty Mutual Group, Inc., 6.50%, 05/01/42(a)(e)		2,000	2,483,567
Muenchener Rueckversicherungs AG(3 mo. Euribor + 3.50%), 6.00%, 05/26/41(g)	EUR	400	531,439
Nationwide Building Society, 4.13%, 10/18/32(a)(c)	USD	720	664,992
Prudential Financial, Inc.:
5.90%, 03/17/36		500	579,220
5.70%, 12/14/36(e)		1,625	1,886,925
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(a)		700	691,121
USIS Merger Sub, Inc., 6.88%, 05/01/25(a)		41	40,795
Wand Merger Corp.(a):
8.13%, 07/15/23		164	170,150
9.13%, 07/15/26		111	115,579
Wayne Merger Sub LLC, 8.25%, 08/01/23(a)		625	648,437

			20,063,522
Internet Software & Services — 0.1%
Equinix, Inc.:
2.88%, 03/15/24	EUR	100	116,825
5.88%, 01/15/26	USD	273	283,238
Netflix, Inc.:
4.38%, 11/15/26		65	61,242
5.88%, 11/15/28(a)		255	255,589
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)		99	97,453
Symantec Corp., 5.00%, 04/15/25(a)		124	122,980
United Group BV, 4.38%, 07/01/22	EUR	126	150,873

			1,088,200
IT Services — 0.5%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		100	116,679
9.75%, 09/01/26(a)	USD	753	754,882
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	965,073
First Data Corp.(a):
7.00%, 12/01/23		491	510,885
5.00%, 01/15/24		220	220,451
5.75%, 01/15/24		1,015	1,035,300
Gartner, Inc., 5.13%, 04/01/25(a)		141	142,763
WEX, Inc., 4.75%, 02/01/23(a)		105	105,394

			3,851,427
Leisure Products — 0.0%
Mattel, Inc.:
6.75%, 12/31/25(a)		232	227,230
6.20%, 10/01/40		48	39,960
5.45%, 11/01/41		28	22,540

			289,730
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc., 5.30%, 02/01/44		1,000	1,117,589

Machinery — 0.2%
Mueller Water Products, Inc., 5.50%, 06/15/26(a)		102	102,510
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	114,434
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(a)	USD	194	186,725

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Machinery (continued)
SPX FLOW, Inc.(a):
5.63%, 08/15/24	USD	115	$115,288
5.88%, 08/15/26		75	75,750
Terex Corp., 5.63%, 02/01/25(a)		345	342,412
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)		429	368,275
Wabash National Corp., 5.50%, 10/01/25(a)		176	167,200

			1,472,594
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33(a)		2,150	2,348,832

Media — 4.9%
21st Century Fox America, Inc., 7.63%, 11/30/28		385	483,197
Altice Financing SA(a):
6.63%, 02/15/23		200	201,248
7.50%, 05/15/26		207	197,685
Altice France SA:
7.38%, 05/01/26(a)		699	686,767
5.88%, 02/01/27	EUR	102	122,619
8.13%, 02/01/27(a)	USD	512	519,680
Altice Luxembourg SA, 7.75%, 05/15/22(a)		642	618,727
Altice US Finance I Corp.(a):
5.38%, 07/15/23		770	774,812
5.50%, 05/15/26		559	549,217
AMC Networks, Inc.:
5.00%, 04/01/24		114	112,148
4.75%, 08/01/25		66	63,690
Cablevision SA, 6.50%, 06/15/21(a)		222	208,181
Cablevision Systems Corp., 8.00%, 04/15/20		325	342,062
CBS Radio, Inc., 7.25%, 11/01/24(a)		10	9,575
CCO Holdings LLC/CCO Holdings Capital Corp.(a):
5.13%, 05/01/23		73	73,000
5.13%, 05/01/27		1,273	1,214,124
5.00%, 02/01/28		219	205,100
Cequel Communications Holdings I LLC/Cequel Capital Corp.(a):
5.13%, 12/15/21		458	457,596
7.75%, 07/15/25		360	382,950
7.50%, 04/01/28		342	356,535
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		4,700	4,799,731
Clear Channel International BV, 8.75%, 12/15/20(a)		317	327,303
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		1,561	1,591,877
Series B, 7.63%, 03/15/20		443	444,661
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22(e)		2,600	3,192,270
Comcast Corp.:
6.45%, 03/15/37		790	956,883
4.60%, 08/15/45		2,000	1,971,446
CSC Holdings LLC:
10.13%, 01/15/23(a)		990	1,084,050
5.25%, 06/01/24		398	386,060
10.88%, 10/15/25(a)		964	1,121,855
Discovery Communications LLC:
3.25%, 04/01/23		1,850	1,798,031
3.45%, 03/15/25		210	201,172
DISH DBS Corp.:
6.75%, 06/01/21		350	355,250
5.88%, 07/15/22		619	594,240
5.00%, 03/15/23		264	234,960
5.88%, 11/15/24		36	31,320
7.75%, 07/01/26		163	147,108

Security	Par (000)		Value
Media (continued)
DISH Network Corp., 3.38%, 08/15/26(h)	USD	155	$145,793
DKT Finance ApS, 7.00%, 06/17/23	EUR	142	175,567
eircom Finance DAC, 4.50%, 05/31/22		100	118,640
GTT Communications, Inc., 7.88%, 12/31/24(a)	USD	36	34,020
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		64	68,880
5.25%, 08/01/26		214	204,638
Inmarsat Finance PLC, 4.88%, 05/15/22(a)		100	100,250
Intelsat Connect Finance SA, 9.50%, 02/15/23(a)		152	151,498
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		440	401,368
9.75%, 07/15/25(a)		552	584,430
Intelsat SA, 4.50%, 06/15/25(a)(h)		29	43,156
Interpublic Group of Cos., Inc., 3.75%, 02/15/23		2,000	1,971,679
Level 3 Parent LLC, 5.75%, 12/01/22		222	223,665
LGE HoldCo VI BV, 7.13%, 05/15/24	EUR	100	124,360
MDC Partners, Inc., 6.50%, 05/01/24(a)	USD	228	204,345
Meredith Corp., 6.88%, 02/01/26(a)		110	111,375
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(a)		148	155,585
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(a)		178	172,847
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(a)		104	99,320
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(a)		43	41,495
Sirius XM Radio, Inc., 5.00%, 08/01/27(a)		162	156,531
TCI Communications, Inc., 7.88%, 02/15/26(e)		610	749,713
TEGNA, Inc., 5.50%, 09/15/24(a)		45	45,788
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(a)		200	187,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	90	112,010
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(a)	USD	167	178,899
Time Warner, Inc., 6.10%, 07/15/40		830	895,220
Tribune Media Co., 5.88%, 07/15/22		186	188,790
Univision Communications, Inc.(a):
5.13%, 05/15/23		182	172,900
5.13%, 02/15/25		52	47,710
UPCB Finance IV Ltd., 4.00%, 01/15/27	EUR	90	107,189
Viacom, Inc., 5.85%, 09/01/43	USD	645	671,975
Videotron Ltd., 5.13%, 04/15/27(a)		222	219,780
Virgin Media Finance PLC, 5.75%, 01/15/25(a)		315	303,581
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	100	128,854
Virgin Media Secured Finance PLC:
5.25%, 01/15/26(a)	USD	303	294,728
4.88%, 01/15/27	GBP	100	125,918
Ziggo Bond Finance BV, 5.88%, 01/15/25(a)	USD	260	242,775
Ziggo Secured Finance BV, 5.50%, 01/15/27(a)		150	141,282

			36,920,684
Metals & Mining — 0.9%
Alcoa Nederland Holding BV, 6.13%, 05/15/28(a)		200	206,500
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(a)		121	126,751
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(a)		131	127,725
Constellium NV(a):
5.75%, 05/15/24		582	579,817
5.88%, 02/15/26		269	263,620
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		121	119,752
3.55%, 03/01/22		530	511,450
3.88%, 03/15/23		613	589,246

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Metals & Mining (continued)
5.40%, 11/14/34	USD	332	$306,582
5.45%, 03/15/43		651	580,757
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)		299	313,857
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(a)		115	126,788
Novelis Corp.(a):
6.25%, 08/15/24		525	531,562
5.88%, 09/30/26		334	325,249
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	100	103,149
Rio Tinto Finance USA PLC, 4.75%, 03/22/42	USD	400	428,832
Steel Dynamics, Inc.:
5.25%, 04/15/23		40	40,612
5.50%, 10/01/24		48	49,200
4.13%, 09/15/25		142	135,255
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25(a)		193	201,203
Teck Resources Ltd.:
5.20%, 03/01/42		312	292,110
5.40%, 02/01/43		96	91,440
United States Steel Corp.:
6.88%, 08/15/25		120	121,800
6.25%, 03/15/26		146	145,453
Vale Overseas Ltd., 6.25%, 08/10/26		237	260,435
VM Holdings SA, 5.38%, 05/04/27(a)		299	284,427

			6,863,572
Multi-Utilities — 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp., 6.88%, 10/15/21		374	379,610
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(a)		187	187,467

			567,077
Multiline Retail — 0.0%
Neiman Marcus Group Ltd., 8.00%, 10/15/21(a)		145	98,237

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(a)		135	130,106

Oil, Gas & Consumable Fuels — 7.4%
Anadarko Petroleum Corp., 5.55%, 03/15/26		1,500	1,613,039
Andeavor Logistics LP, Series A, 6.88%,(c)(j)		89	89,200
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/01/27		250	246,794
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		35	35,263
Antero Resources Corp.:
5.13%, 12/01/22		52	52,520
5.63%, 06/01/23		71	73,063
5.00%, 03/01/25		106	106,795
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(a)		139	153,595
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)		99	102,435
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		189	195,851
California Resources Corp., 8.00%, 12/15/22(a)		195	174,769
Callon Petroleum Co.:
6.13%, 10/01/24		144	147,240
Series WI, 6.38%, 07/01/26		46	47,150
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50%, 04/15/21		18	17,730
7.63%, 01/15/22		92	91,080
Canadian Natural Resources Ltd., 3.90%, 02/01/25		500	496,893
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		133	135,993
8.25%, 07/15/25		155	166,237

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Cenovus Energy, Inc., 4.25%, 04/15/27	USD	400	$386,690
Chaparral Energy, Inc., 8.75%, 07/15/23(a)		164	163,180
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		278	307,537
5.88%, 03/31/25		279	296,437
5.13%, 06/30/27		257	261,497
Cheniere Energy Partners LP, Series WI, 5.25%, 10/01/25		115	115,000
Chesapeake Energy Corp.:
8.00%, 01/15/25		40	40,850
8.00%, 06/15/27		475	480,937
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(a)		370	227,550
Citgo Holding, Inc., 10.75%, 02/15/20(a)		95	101,413
CNX Resources Corp., 5.88%, 04/15/22		1,159	1,158,942
Comstock Escrow Corp., 9.75%, 08/15/26(a)		305	297,756
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		685	829,477
ConocoPhillips Co., 6.50%, 02/01/39		600	779,454
CONSOL Energy, Inc.:
8.00%, 04/01/23		19	20,098
11.00%, 11/15/25(a)		266	302,575
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(a)		313	318,869
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		20	20,625
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		476	462,910
DCP Midstream LLC(a):
4.75%, 09/30/21		55	55,825
6.45%, 11/03/36		145	152,612
6.75%, 09/15/37		211	227,352
DCP Midstream Operating LP, 5.38%, 07/15/25		56	57,400
DEA Finance SA, 7.50%, 10/15/22	EUR	100	124,810
Denbury Resources, Inc.(a):
9.25%, 03/31/22	USD	248	265,050
7.50%, 02/15/24		122	123,983
Devon Energy Corp., 5.85%, 12/15/25		1,000	1,099,328
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		112	114,240
5.70%, 10/15/39		4	3,180
4.88%, 11/01/43		98	69,825
Diamondback Energy, Inc.:
4.75%, 11/01/24		31	31,194
5.38%, 05/31/25		121	123,723
Eclipse Resources Corp., 8.88%, 07/15/23		45	45,675
Enbridge, Inc., 6.25%, 03/01/78(c)		1,935	1,879,434
Endeavor Energy Resources LP/EER Finance, Inc.(a):
5.50%, 01/30/26		201	200,497
5.75%, 01/30/28		136	135,660
Energy Transfer LP, 5.30%, 04/15/47		540	523,130
Energy Transfer Partners LP:
4.75%, 01/15/26		1,250	1,266,047
4.05%, 03/15/25		500	490,199
EnLink Midstream Partners LP:
4.40%, 04/01/24		35	34,124
4.15%, 06/01/25		123	115,818
4.85%, 07/15/26		22	21,373
5.05%, 04/01/45		45	38,108
5.45%, 06/01/47		125	111,185
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(h)		458	419,642
Ensco PLC, 5.75%, 10/01/44		2	1,455

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC, 3.70%, 02/15/26	USD	500	$495,093
EOG Resources, Inc.:
4.15%, 01/15/26		1,000	1,028,295
5.10%, 01/15/36		200	224,275
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		6	5,880
9.38%, 05/01/24(a)		206	162,225
7.75%, 05/15/26(a)		369	377,302
Extraction Oil & Gas, Inc.(a):
7.38%, 05/15/24		225	228,937
5.63%, 02/01/26		279	261,214
Frontera Energy Corp., 9.70%, 06/25/23(a)		384	399,360
Genesis Energy LP/Genesis Energy Finance Corp.:
6.50%, 10/01/25		59	57,083
6.25%, 05/15/26		112	105,560
GNL Quintero SA, 4.63%, 07/31/29(a)		200	197,500
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(a)		396	406,890
Gulfport Energy Corp.:
6.63%, 05/01/23		115	117,300
6.38%, 05/15/25		41	40,641
6.38%, 01/15/26		12	11,700
Halcon Resources Corp., 6.75%, 02/15/25		254	237,172
Hess Corp., 4.30%, 04/01/27		1,100	1,068,454
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(a)		178	179,335
Impulsora Pipeline LLC, 6.05%, 12/31/42(d)		1,800	1,808,977
Jagged Peak Energy LLC, 5.88%, 05/01/26(a)		21	20,685
KeySpan Gas East Corp., 5.82%, 04/01/41(a)(e)		1,010	1,244,240
Kinder Morgan, Inc.:
4.30%, 06/01/25		1,750	1,767,086
5.05%, 02/15/46		1,750	1,717,485
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(a)		93	93,233
Marathon Petroleum Corp., 6.50%, 03/01/41(e)		2,049	2,422,263
Matador Resources Co., 5.88%, 09/15/26(a)		181	184,204
MEG Energy Corp.(a):
7.00%, 03/31/24		140	127,050
6.50%, 01/15/25		240	238,800
MidAmerican Energy Co., 5.80%, 10/15/36(e)		1,500	1,821,478
MidAmerican Energy Holdings Co., 5.95%, 05/15/37		1,750	2,104,115
Nabors Industries, Inc.:
0.75%, 01/15/24(h)		262	206,263
5.75%, 02/01/25(a)		110	105,830
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(a)		53	53,928
Newfield Exploration Co.:
5.63%, 07/01/24		22	23,458
5.38%, 01/01/26		242	252,285
NGPL PipeCo LLC(a):
4.88%, 08/15/27		135	136,045
7.77%, 12/15/37		227	280,345
Noble Holding International Ltd.:
7.75%, 01/15/24(e)		265	259,037
7.95%, 04/01/25		37	35,150
7.88%, 02/01/26(a)		448	459,200
Paramount Resources Ltd., 6.88%, 06/30/23(a)		197	204,880
Parsley Energy LLC/Parsley Finance Corp.(a):
6.25%, 06/01/24		48	50,040
5.38%, 01/15/25		144	145,066
5.25%, 08/15/25		52	51,610
5.63%, 10/15/27		127	128,588

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25	USD	143	$150,865
PDC Energy, Inc.:
1.13%, 09/15/21(h)		485	478,113
6.13%, 09/15/24		24	23,880
5.75%, 05/15/26		81	78,570
Petrobras Global Finance BV:
8.75%, 05/23/26		222	237,029
6.00%, 01/27/28(a)		239	214,622
Petroleos Mexicanos:
5.38%, 03/13/22		27	27,594
6.50%, 03/13/27		148	149,835
5.35%, 02/12/28(a)		35	32,655
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 06/01/22		1,000	991,084
Precision Drilling Corp., 7.13%, 01/15/26(a)		20	20,575
QEP Resources, Inc.:
5.38%, 10/01/22		218	219,155
5.63%, 03/01/26		281	268,706
Range Resources Corp.:
5.88%, 07/01/22		148	149,480
5.00%, 03/15/23		33	32,284
4.88%, 05/15/25		170	162,775
Resolute Energy Corp., 8.50%, 05/01/20		279	279,000
Rockies Express Pipeline LLC, 6.88%, 04/15/40(a)		146	169,360
Rowan Cos., Inc.:
4.88%, 06/01/22		148	137,640
4.75%, 01/15/24		46	39,560
7.38%, 06/15/25		239	229,440
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26		1,750	1,893,453
Sanchez Energy Corp.:
7.75%, 06/15/21		683	474,685
6.13%, 01/15/23		128	72,275
7.25%, 02/15/23(a)		84	81,795
SESI LLC, 7.13%, 12/15/21		60	60,900
Seven Generations Energy Ltd., 5.38%, 09/30/25(a)		124	120,280
SM Energy Co.:
5.00%, 01/15/24		94	91,180
5.63%, 06/01/25(e)		135	133,650
6.75%, 09/15/26		20	20,725
6.63%, 01/15/27		140	144,381
Southwestern Energy Co.:
6.20%, 01/23/25		148	148,185
7.50%, 04/01/26		119	124,653
7.75%, 10/01/27		184	194,580
Suncor Energy, Inc., 6.50%, 06/15/38		1,000	1,244,038
Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26		310	296,909
Sunoco LP/Sunoco Finance Corp.(a):
4.88%, 01/15/23		197	194,348
5.50%, 02/15/26		64	61,280
5.88%, 03/15/28		4	3,830
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a):
5.50%, 09/15/24		290	296,525
5.50%, 01/15/28		486	490,860
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		10	10,125
5.13%, 02/01/25		77	77,385
5.88%, 04/15/26(a)		296	303,400
5.00%, 01/15/28(a)		163	158,314
TransCanada PipeLines Ltd., 4.63%, 03/01/34		500	506,915

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Transocean Guardian Ltd., 5.88%, 01/15/24(a)	USD	160	$160,800
Transocean Pontus Ltd., 6.13%, 08/01/25(a)		190	193,800
Transportadora de Gas del Sur SA, 6.75%, 05/02/25(a)		249	218,124
Western Gas Partners LP, 5.38%, 06/01/21		1,425	1,476,950
Whiting Petroleum Corp., 6.63%, 01/15/26		205	213,200
WildHorse Resource Development Corp.:
6.88%, 02/01/25		20	20,150
6.88%, 02/01/25(a)		100	100,750
Williams Partners LP:
3.90%, 01/15/25		1,150	1,138,398
4.00%, 09/15/25		750	741,440
WPX Energy, Inc.:
8.25%, 08/01/23		45	51,075
5.25%, 09/15/24		107	107,803
5.75%, 06/01/26		120	121,050
YPF SA, 8.50%, 07/28/25		316	281,240

			55,915,543
Paper & Forest Products — 0.1%
International Paper Co., 6.00%, 11/15/41		870	970,185
Norbord, Inc., 6.25%, 04/15/23(a)		120	124,950

			1,095,135
Pharmaceuticals — 2.2%
AbbVie, Inc.:
3.60%, 05/14/25		870	849,836
3.20%, 05/14/26		500	471,087
4.45%, 05/14/46		2,095	1,983,379
Actavis Funding SCS:
3.80%, 03/15/25		3,250	3,221,047
4.55%, 03/15/35		2,140	2,102,065
Charles River Laboratories International, Inc., 5.50%, 04/01/26(a)		91	92,365
CVS Health Corp.:
5.13%, 07/20/45		700	716,129
5.05%, 03/25/48		1,221	1,246,016
Elanco Animal Health, Inc.(a):
4.27%, 08/28/23		79	79,423
4.90%, 08/28/28		85	85,589
Endo Finance LLC/Endo Finco, Inc., 5.38%, 01/15/23(a)		62	53,010
Forest Laboratories LLC, 5.00%, 12/15/21(a)		758	787,194
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(a)		108	114,222
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(a)		690	693,450
Mylan NV, 3.95%, 06/15/26		750	711,818
Synlab Bondco PLC, 6.25%, 07/01/22	EUR	100	119,829
Valeant Pharmaceuticals International, Inc.:
7.50%, 07/15/21(a)	USD	27	27,429
5.63%, 12/01/21(a)		261	258,390
6.50%, 03/15/22(a)		56	57,960
5.50%, 03/01/23(a)		297	279,961
4.50%, 05/15/23	EUR	176	199,185
5.88%, 05/15/23(a)	USD	1,023	977,988
7.00%, 03/15/24(a)		320	337,600
6.13%, 04/15/25(a)		262	243,660
5.50%, 11/01/25(a)		527	525,683
9.25%, 04/01/26(a)		67	71,072
8.50%, 01/31/27(a)		523	537,382

			16,842,769

Security	Par (000)		Value
Real Estate Management & Development — 0.7%
ADLER Real Estate AG:
2.13%, 02/06/24	EUR	100	$114,223
3.00%, 04/27/26		100	114,600
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)	USD	124	121,210
Howard Hughes Corp., 5.38%, 03/15/25(a)		103	101,713
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(a)(e)		4,600	4,381,500
Realogy Group LLC/Realogy Co-Issuer Corp.(a):
5.25%, 12/01/21		48	48,000
4.88%, 06/01/23		109	101,915
RESIDOMO Sro, 3.38%, 10/15/24	EUR	100	116,713

			5,099,874
Road & Rail — 1.2%
Ashtead Capital, Inc., 5.25%, 08/01/26(a)	USD	200	205,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 06/01/22(a)		176	174,900
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40(e)		1,890	2,267,357
CSX Corp., 4.75%, 05/30/42		350	363,640
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(a)		122	106,140
Herc Rentals, Inc.(a):
7.50%, 06/01/22		170	177,863
7.75%, 06/01/24		72	77,648
Hertz Corp., 7.63%, 06/01/22(a)		183	181,628
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	117,897
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(a)	USD	5,000	5,212,550
Loxam SAS, 3.50%, 05/03/23	EUR	100	119,865
United Rentals North America, Inc.:
4.63%, 10/15/25	USD	117	114,368
5.88%, 09/15/26		77	79,310
4.88%, 01/15/28		55	52,422

			9,251,088
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		51	57,120
Analog Devices, Inc.:
3.90%, 12/15/25		470	467,663
3.50%, 12/05/26		345	333,056
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,850	2,666,455
Microchip Technology, Inc., 1.63%, 02/15/25(h)		351	580,330
Micron Technology, Inc., 5.50%, 02/01/25		7	7,244
ON Semiconductor Corp., 12/01/20(h)(k)		383	486,452
Qorvo, Inc., 5.50%, 07/15/26(a)		254	255,270
QUALCOMM, Inc., 4.65%, 05/20/35		250	253,527
Sensata Technologies BV, 5.00%, 10/01/25(a)		227	226,433

			5,333,550
Software — 1.8%
ACI Worldwide, Inc.(a):
6.38%, 08/15/20		320	320,000
5.75%, 08/15/26		333	336,330
BMC Software Finance, Inc., 8.13%, 07/15/21(a)		177	180,931
CA, Inc., 3.60%, 08/15/22		705	699,212
CDK Global, Inc., 4.88%, 06/01/27		290	284,925
Citrix Systems, Inc., 0.50%, 04/15/19(h)		99	155,984
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(a)		552	615,480
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 05/01/21(a)(f)		240	242,177
Infor US, Inc., 6.50%, 05/15/22		1,031	1,044,372

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Software (continued)
Informatica LLC, 7.13%, 07/15/23(a)	USD	529	$538,258
Microsoft Corp., 3.50%, 11/15/42(e)		4,000	3,747,156
Nuance Communications, Inc.:
6.00%, 07/01/24		77	78,925
5.63%, 12/15/26		81	80,696
Oracle Corp., 5.38%, 07/15/40(e)		3,025	3,489,294
PTC, Inc., 6.00%, 05/15/24		125	131,250
RP Crown Parent LLC, 7.38%, 10/15/24(a)		261	269,404
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)		1,007	1,105,183
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(a)		210	218,925
TIBCO Software, Inc., 11.38%, 12/01/21(a)		458	490,060

			14,028,562
Specialty Retail — 0.5%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		159	159,397
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(a)		176	167,860
Group 1 Automotive, Inc.:
5.00%, 06/01/22		110	108,900
5.25%, 12/15/23(a)		13	12,643
Hexion US Finance Corp., 6.63%, 04/15/20		133	125,851
Home Depot, Inc., 5.88%, 12/16/36		1,660	2,042,217
L Brands, Inc.:
6.88%, 11/01/35		215	179,052
6.75%, 07/01/36		49	39,935
Lowe’s Cos, Inc., 4.38%, 09/15/45		1,000	1,015,153
Penske Automotive Group, Inc., 5.50%, 05/15/26		22	21,560
PVH Corp., 3.13%, 12/15/27	EUR	100	115,357

			3,987,925
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc., 4.65%, 02/23/46(e)	USD	2,400	2,620,653
Dell International LLC/EMC Corp.(a):
4.42%, 06/15/21		20	20,344
7.13%, 06/15/24		338	361,339
6.02%, 06/15/26		110	116,614
8.35%, 07/15/46		45	55,208
Hewlett Packard Enterprise Co., 4.90%, 10/15/25		1,500	1,546,970
Western Digital Corp., 4.75%, 02/15/26		654	641,201

			5,362,329
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 05/01/23	EUR	49	59,374

Thrifts & Mortgage Finance — 0.0%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	132,238
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a):
5.25%, 03/15/22	USD	17	17,064
5.25%, 10/01/25		139	130,486

			279,788
Tobacco — 1.5%
Altria Group, Inc.:
9.95%, 11/10/38		516	819,074
10.20%, 02/06/39		894	1,451,245
5.38%, 01/31/44(e)		4,030	4,414,371
3.88%, 09/16/46		1,250	1,113,116
Reynolds American, Inc.:
4.45%, 06/12/25		635	644,070
7.00%, 08/04/41		1,000	1,211,089
5.85%, 08/15/45		1,500	1,638,756

			11,291,721

Security	Par (000)		Value
Transportation — 0.0%
JB Poindexter & Co., Inc., 7.13%, 04/15/26(a)	USD	74	$76,497

Transportation Infrastructure — 0.3%
I 595 Express LLC, 3.31%, 12/31/31(d)		869	820,306
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26(a)		490	461,037
Rumo Luxembourg Sarl, 7.38%, 02/09/24(a)		370	369,945
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(a)		580	577,112

			2,228,400
Utilities — 0.2%
AES Argentina Generacion SA, 7.75%, 02/02/24(a)		370	309,875
AES Panama SRL, 6.00%, 06/25/22(a)		228	237,394
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	116,278
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(a)	USD	370	305,712
Stoneway Capital Corp., 10.00%, 03/01/27(a)		530	474,954
Vistra Operations Co. LLC, 5.50%, 09/01/26(a)		126	127,695

			1,571,908
Wireless Telecommunication Services — 1.3%
CoreCivic, Inc., 4.75%, 10/15/27		120	107,700
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 03/15/24		271	274,388
5.38%, 03/15/27		45	45,225
Digicel Group Ltd., 8.25%, 09/30/20(a)		223	167,743
Digicel Ltd., 6.00%, 04/15/21(a)		1,550	1,447,095
Frontier Communications Corp., 8.50%, 04/01/26(a)		240	225,792
Matterhorn Telecom SA(3 mo. Euribor + 3.25%), 3.25%, 02/01/23(b)	EUR	14	16,590
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(a)	USD	152	142,120
Rogers Communications, Inc., 7.50%, 08/15/38		2,325	3,075,942
SBA Communications Corp., 4.88%, 09/01/24		112	110,510
Sprint Capital Corp.:
6.90%, 05/01/19		140	143,150
6.88%, 11/15/28		315	312,638
8.75%, 03/15/32		193	213,265
Sprint Communications, Inc., 7.00%, 03/01/20(a)		571	593,126
Sprint Corp.:
7.88%, 09/15/23		319	343,324
7.13%, 06/15/24		1,102	1,143,325
7.63%, 02/15/25		276	292,905
7.63%, 03/01/26		480	504,077
T-Mobile USA, Inc.:
6.38%, 03/01/25		205	213,200
6.50%, 01/15/26		42	44,402
4.50%, 02/01/26		426	406,297
4.75%, 02/01/28		172	162,021
Wind Tre SpA, 3.13%, 01/20/25	EUR	100	108,414

			10,093,249

Total Corporate Bonds — 66.4% (Cost — $494,285,429)			504,498,580

Floating Rate Loan Interests(b) — 2.2%

Aerospace & Defense — 0.0%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 08/18/24(b)	USD	186	186,022

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Aerospace & Defense (continued)
Sequa Mezzanine Holdings LLC, 2nd Lien Term Loan, (2 mo. LIBOR + 9.00%, 1.00% Floor), 11.20%, 04/28/22(b)(d)	USD	40	$39,200

			225,222
Building Products — 0.0%
Ply Gem Industries, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.09%, 04/12/25(b)		296	296,865
Reece Ltd., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.34%, 07/02/25(b)		37	37,092

			333,957
Chemicals — 0.1%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 01/31/24(b)		185	185,816
Invictus US LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.83%, 03/25/26(b)		42	41,947
LTI Holdings, Inc.(b)(k):
2018 2nd Lien Term Loan, 08/10/26		34	33,872
2018 Add On 1st Lien Term Loan, 08/10/25		82	82,205

			343,840
Commercial Services & Supplies — 0.2%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.58%, 08/04/25(b)		261	268,394
Verscend Holding Corp., 2018 Term Loan B, 08/27/25(b)(k)		791	795,143
West Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 10/10/24(b)		143	142,342
West Corporation, 2018 Term Loan B1, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 10/10/24(b)		52	51,451

			1,257,330
Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.60%, 06/21/24(b)		965	968,964
FrontDoor Inc, 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.63%, 08/14/25(b)		44	44,055
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.44%, 05/23/25(b)		158	154,276

			1,167,295
Diversified Consumer Services — 0.0%
Laureate Education, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 04/26/24(b)		74	74,115

Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 01/31/25(b)		511	505,283

Energy Equipment & Services — 0.1%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.08%, 03/01/24(b)		194	187,452
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.82%, 11/08/22(b)(d)		420	428,400
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 1.42%), 3.51%, 07/13/20(b)		164	161,840

			777,692
Gas Utilities — 0.0%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.84%, 07/31/25(b)		155	155,969

Security	Par (000)		Value
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, 2015 Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.46%, 06/08/20(b)	USD	498	$497,130
Immucor, Inc., Extended Term Loan B, (2 mo. LIBOR + 5.00%, 1.00% Floor), 7.17%, 06/15/21(b)		509	514,947

			1,012,077
Health Care Providers & Services — 0.1%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 06/30/25(b)		88	88,550
Gentiva Health Services, Inc.(b)(d):
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 6.13%, 07/02/25		230	231,145
2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.38%, 07/02/26		34	34,526
Quorum Health Corporation, Term Loan B, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.83%, 04/29/22(b)		146	147,364
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/06/24(b)		169	161,622

			663,207
Hotels, Restaurants & Leisure — 0.2%
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 3.50%), 5.57%, 08/14/23(b)		26	26,087
GVC Holdings PLC, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 03/29/24(b)		—	134
Las Vegas Sands LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 03/27/25(b)		354	353,362
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, 08/14/25(b)(k)		42	42,052
Stars Group Holdings BV, 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 07/10/25(b)		872	878,479

			1,300,114
Industrial Conglomerates — 0.1%
Brookfield WEC Holdings, Inc., 2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.83%, 08/03/26(b)		53	53,729
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.31%, 11/30/23(b)		216	216,361
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (2 mo. LIBOR + 5.00%, 1.00% Floor), 7.19%, 11/28/21(b)(d)		114	111,573

			381,663
Insurance — 0.0%
Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 1.00% Floor), 7.88%, 02/28/22(b)		56	56,140

Internet Software & Services — 0.0%
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 05/06/24(b)		104	102,441

IT Services — 0.0%
Access CIG LLC(b):
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 02/27/25		44	44,488
2018 2nd Lien Delayed Draw Term Loan, (UNFND + 7.75%), 7.75%, 02/27/26		1	—

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
IT Services (continued)
2018 2nd Lien Incremental Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 02/27/26	USD	2	$2,004
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 02/27/26		16	16,132
2018 Delayed Draw Term Loan, (UNFND + 3.75%), 3.75%, 02/27/25		6	—
2018 Incremental Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 02/27/25		6	6,004

			68,628
Machinery — 0.0%
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 03/28/25(b)		339	321,003

Media — 0.4%
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 6.07%, 08/14/26(b)		396	384,896
Charter Communications Operating LLC, 2017 Term Loan A2, (1 mo. LIBOR + 1.50%), 3.58%, 03/31/23(b)		938	937,012
Intelsat Jackson Holdings SA(b):
2017 Term Loan B3, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.81%, 11/27/23		64	64,678
2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.56%, 01/02/24		198	207,597
2017 Term Loan B5, (Fixed + 6.62%), 6.63%, 01/02/24		1,101	1,151,669
PSAV Holdings LLC(b):
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor) 5.54%, 03/01/25		91	89,865
2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor) 9.59%, 09/01/25		74	72,982

			2,908,699
Oil & Gas Equipment & Services — 0.1%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.08%, 05/10/25(b)		1,043	1,053,652

Oil, Gas & Consumable Fuels — 0.3%
Brazos Delaware II LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 6.08%, 05/21/25(b)		32	31,690
California Resources Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 6.82%, 12/31/22(b)		496	502,820
Chesapeake Energy Corp., Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 9.58%, 08/23/21(b)		976	1,017,416
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.08%, 11/28/22(b)		215	220,986
GIP III Stetson I LP, 2018 Term Loan B, 07/19/25(b)(k)		145	145,997
Vine Oil & Gas LP, Term Loan B, (1 mo. LIBOR + 6.87%, 1.00% Floor), 8.95%, 12/12/21(b)(d)		189	189,000

			2,107,909
Pharmaceuticals — 0.1%
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.38%, 04/29/24(b)		394	395,826

Software — 0.1%
Applied Systems, Inc.(b):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor) 5.33%, 09/19/24		22	21,740

Security	Par (000)		Value
Software (continued)
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor) 9.33%, 09/19/25	USD	21	$21,525
BMC Software Finance, Inc., 2018 USD Term Loan B, 09/01/25(b)(k)		276	276,083
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 5.57%, 05/28/24(b)		152	141,760
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.59%, 11/01/24(b)		352	359,843
SS&C Technologies Inc., 2018 Term Loan B5, 04/16/25(b)(k)		53	53,011

			873,962
Textiles, Apparel & Luxury Goods — 0.0%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.58%, 08/12/22(b)		184	184,457

Wireless Telecommunication Services — 0.0%
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 09/09/21(b)(d)		207	207,736

Total Floating Rate Loan Interests — 2.2% (Cost — $16,313,969)			16,478,217

Foreign Agency Obligations — 3.5%
Argentine Republic Government International Bond:
5.63%, 01/26/22		414	349,830
7.50%, 04/22/26		3,875	3,198,851
6.88%, 01/26/27		881	689,383
7.63%, 04/22/46		3,121	2,297,087
Brazilian Government International Bond, 6.00%, 04/07/26		786	787,965
Colombia Government International Bond, 4.50%, 01/28/26		252	257,670
Cyprus Government International Bond, 4.63%, 02/03/20(a)	EUR	1,210	1,494,045
Egypt Government International Bond:
5.75%, 04/29/20	USD	626	633,791
8.50%, 01/31/47(a)		291	284,352
Iceland Government International Bond, 5.88%, 05/11/22		3,555	3,906,224
Indonesia Government International Bond:
3.75%, 04/25/22		255	254,042
4.75%, 01/08/26		380	389,265
Italian Government International Bond, 5.38%, 06/15/33		2,925	3,099,918
Lebanon Government International Bond, 6.85%, 03/23/27		44	35,060
Mexico Government International Bond:
4.00%, 10/02/23		408	409,020
4.15%, 03/28/27		260	256,490
Portugal Government International Bond, 5.13%, 10/15/24(a)		3,970	4,147,324
Qatar Government International Bond:
4.63%, 06/02/46		200	199,300
5.10%, 04/23/48(a)		200	205,685
Republic of South Africa Government Bond, 6.25%, 03/31/36	ZAR	10,202	496,330
Republic of South Africa Government International Bond:
5.88%, 05/30/22	USD	918	951,929
4.88%, 04/14/26		288	273,294
Russian Federal Bond — OFZ, 7.05%, 01/19/28	RUB	43,751	586,084

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Foreign Agency Obligations (continued)
Russian Foreign Bond — Eurobond:
4.75%, 05/27/26	USD	200	$198,571
4.25%, 06/23/27		400	381,420
5.63%, 04/04/42		200	206,945
Saudi Government International Bond, 3.25%, 10/26/26(a)		279	263,655
Turkey Government International Bond, 6.25%, 09/26/22		200	180,062

Total Foreign Agency Obligations — 3.5% (Cost — $28,781,878)			26,433,592

Municipal Bonds — 3.2%

California — 0.9%
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 06/01/40		1,900	2,414,862
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 04/01/39		280	415,248
7.63%, 03/01/40		1,720	2,547,010
University of California, RB, Build America Bonds, 5.95%, 05/15/45		885	1,108,808

			6,485,928
Georgia — 0.3%
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 7.06%, 04/01/57		1,999	2,389,085

Illinois — 0.3%
State of Illinois, GO, 5.10%, 06/01/33		2,000	1,930,200

Indiana — 0.4%
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 01/15/40		2,535	3,179,651

New York — 1.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Series EE, 5.50%, 06/15/43		930	1,003,823
Series GG, Build America Bonds, 5.72%, 06/15/42		1,390	1,760,963
Water & Sewer System, Series EE, 5.38%, 06/15/43		770	828,990
Metropolitan Transportation Authority, RB, Build America Bonds, Series C, 7.34%, 11/15/39		1,295	1,894,676
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 03/15/39		1,100	1,304,292
5.60%, 03/15/40		1,900	2,302,743
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	941,265

			10,036,752

Total Municipal Bonds — 3.2% (Cost — $20,459,698)			24,021,616

Non-Agency Mortgage-Backed Securities — 9.0%

Collateralized Mortgage Obligations — 0.4%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 03/25/37		543	486,124
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,037	1,017,777

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.19%), 2.27%, 03/20/47(b)	USD	811	$679,387
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 4.11%, 06/19/35(c)		301	298,647
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 05/25/36		45	83,096
Series 2007-4F, Class 3A1, 6.00%, 07/25/37		172	156,295
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 08/25/36		67	51,661
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 3.75%, 05/25/36(c)		519	477,429
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 2.52%, 05/25/47(b)		191	180,786

			3,431,202
Commercial Mortgage-Backed Securities — 8.6%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.72%, 04/14/33(a)(c)		4,170	4,098,028
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class B, 5.33%, 09/10/46(c)		7,183	7,595,158
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,449	1,493,925
Commercial Mortgage Trust:
Series 2013-300P, Class A1, 4.35%, 08/10/30(a)		1,330	1,378,382
Series 2013-CR11, Class B, 5.33%, 08/10/50(c)		7,000	7,325,314
Series 2013-LC6, Class B, 3.74%, 01/10/46		1,390	1,371,640
Series 2015-3BP, Class A, 3.18%, 02/10/35(a)		7,570	7,417,574
Series 2015-CR22, Class C, 4.26%, 03/10/48(c)		5,000	4,864,910
Series 2015-LC19, Class C, 4.40%, 02/10/48(c)		3,500	3,482,029
Core Industrial Trust, Series 2015-TEXW, Class D, 3.98%, 02/10/34(a)(c)		4,585	4,588,352
CSAIL Commercial Mortgage Trust, Series 2015-C1(c):
Class B, 4.04%, 04/15/50		1,110	1,115,546
Class C, 4.44%, 04/15/50		1,000	992,235
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.49%, 12/15/34(a)(c)		6,170	6,140,827
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 02/10/46(a)		2,505	2,483,888
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-NINE, Class A, 2.95%, 10/06/38(a)(c)		4,800	4,519,528
Morgan Stanley Capital I Trust, Series 2014-CPT, Class G, 3.56%, 07/13/29(a)(c)		3,200	3,091,882
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 08/15/45		1,395	1,420,344
Class C, 5.06%, 08/15/45(c)		1,795	1,812,865

			65,192,427

Total Non-Agency Mortgage-Backed Securities — 9.0% (Cost — $68,999,985)			68,623,629

Preferred Securities

Capital Trusts — 11.1%
Auto Components — 0.0%
General Motors Financial Co., Inc., Series A, 5.75%(c)(e)(j)		264	256,905

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks — 3.2%
ABN AMRO Bank NV, 5.75%(g)(j)	USD	200	$247,472
Banco Bilbao Vizcaya Argentaria SA, 6.13%(c)(j)		2,000	1,764,140
Banco Santander SA, 6.25%(g)(j)		100	116,800
BNP Paribas SA, 7.20%(a)(g)(j)		2,000	2,090,000
Capital One Financial Corp., Series E, 5.55%(g)(j)		3,500	3,596,250
CIT Group, Inc., Series A, 5.80%(g)(j)		163	162,185
Citigroup, Inc.(g)(j):
Series M, 6.30%		4,000	4,110,000
Series P, 5.95%		2,100	2,138,745
Series Q, 5.95%		100	103,437
Credit Agricole SA(a)(g)(j)
6.63%		1,400	1,412,718
7.88%		1,000	1,061,110
Intesa Sanpaolo SpA, 7.00%(g)(j)		200	238,773
Nordea Bank AB, 6.13%(a)(g)(j)		2,960	2,911,995
Wells Fargo & Co.(g)(j):
Series S, 5.90%		3,450	3,498,300
Series U, 5.88%		525	553,219

			24,005,144
Capital Markets — 0.7%
Goldman Sachs Group, Inc., Series P, 5.00%(c)(j)		139	131,493
Morgan Stanley, Series H, 5.45%(g)(j)		2,627	2,663,121
State Street Corp., Series F, 5.25%(g)(j)		2,000	2,062,000

			4,856,614
Chemicals — 0.0%
Solvay Finance SA, 5.12%(g)(j)		100	126,237

Diversified Financial Services — 4.8%
ATF Netherlands BV, 3.75%(g)(j)		100	117,460
Bank of America Corp.(c)(g)(j):
Series AA, 6.10%		439	462,377
Series FF, 5.88%		3,500	3,500,000
Series V, 5.13%		175	177,188
Series X, 6.25%		4,620	4,874,100
Bank of New York Mellon Corp.:(g)(j)
Series D, 4.50%(e)		2,000	1,930,624
Series E, 4.95%		2,000	2,042,400
Barclays PLC, 7.25%(g)(j)		200	268,396
HBOS Capital Funding LP, 6.85%(j)		100	100,860
HSBC Holdings PLC:(c)(j)
6.00%		435	421,428
6.50%		1,090	1,066,837
JPMorgan Chase & Co.(g)(j):
Series 1, 5.81%		7,000	7,049,000
Series Q, 5.15%		3,000	2,992,500
Series R, 6.00%		90	93,804
Series U, 6.13%		500	520,000
Series V, 5.00%		6,430	6,483,369
Royal Bank of Scotland Group PLC:(g)(j)
7.50%		200	204,978
8.63%		200	214,080
Societe Generale SA,(a)(g)(j)
6.00%		3,000	2,934,132
7.88%(e)		1,000	1,050,000

			36,503,533
Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 4.20%(g)(j)		200	239,712

Electric Utilities — 0.6%
ComEd Financing III, 6.35%, 03/15/33		300	317,523
Electricite de France SA, 5.25%(a)(g)(j)		4,200	4,172,700
Gas Natural Fenosa Finance BV, 4.13%(g)(j)		100	121,392

Security	Par (000)			Value
Electric Utilities (continued)
RWE AG, 2.75%, 04/21/75(g)	USD	10		$11,856

				4,623,471
Insurance — 1.8%
Allstate Corp., 6.50%, 05/15/67(g)		4,100		4,571,500
Allstate Corp., Series B, 5.75%, 08/15/53(g)		2,000		2,085,000
MetLife, Inc., 6.40%, 12/15/66		2,554		2,726,395
Voya Financial, Inc., 5.65%, 05/15/53(g)		4,500		4,500,000

				13,882,895

Total Capital Trusts — 11.1% (Cost — $83,973,034)				84,494,511

		Shares
Preferred Stocks — 0.9%

Banks — 0.3%
Wells Fargo & Co., Series Q, 5.85%(g)(j)		75,000		1,930,500

Capital Markets — 0.6%
Goldman Sachs Group, Inc., Series J, 5.50%(g)(j)		92,000		2,403,960
Morgan Stanley, Series K, 5.85%(g)(j)		66,567		1,731,408
SCE Trust III, Series H, 5.75%(g)(j)		25,314		675,124

				4,810,492
Machinery — 0.0%
Stanley Black & Decker, Inc., 5.38%(j)		2,500		270,025

Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp., Series S, 8.25%(c)(j)		10,000		62,500

Total Preferred Stocks — 0.9% (Cost — $6,864,478)				7,073,517

Trust Preferred — 0.1%

Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40(g)		29,583		804,362

Total Trust Preferreds — 0.1% (Cost — $779,529)				804,362

Total Preferred Securities — 12.1% (Cost — $91,617,041)				92,372,390

		Par (000)
U.S. Government Sponsored Agency Securities — 14.2%

Agency Obligations — 1.4%
Fannie Mae, 5.63%, 07/15/37(e)	USD	1,600		2,128,087
Federal Home Loan Bank(e):
5.25%, 12/09/22		1,375		1,506,803
5.37%, 09/09/24		2,175		2,464,410
Residual Funding Corp., 0.00%, 04/15/30(l)		6,055		4,149,923
Resolution Funding Corp., 0.00%, 10/15/18(l)		525		523,555

				10,772,778
Collateralized Mortgage Obligations — 4.2%
Fannie Mae Mortgage-Backed Securities:
Series 2015-47, Class GL, 3.50%, 07/25/45		1,636		1,609,470
Series 2005-5, Class PK, 5.00%, 12/25/34		56		56,087
Series 1991-87, Class S, (1 mo. LIBOR + 26.68%), 21.21%, 08/25/21(b)		2		1,726
Series G-49, Class S, (1 mo. LIBOR + 1034.80%), 820.07%, 12/25/21(b)		—	(m)	2
Series G-17, Class S, 868.76%, 06/25/21(c)		—	(m)	—

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security	Par (000)			Value
Collateralized Mortgage Obligations (continued)
Series G-07, Class S, (1 mo. LIBOR + 1144.57%), 911.68%, 03/25/21(b)	USD	—	(m)	$30
Series G-33, Class PV, 1,078.42%, 10/25/21		—	(m)	—
Series 1991-46, Class S, (1 mo. LIBOR + 2519.00%), 2,046.17%, 05/25/21(b)		—	(m)	—
Freddie Mac Mortgage-Backed Securities:
Series 0173, Class RS, 0.00%, 11/15/21(c)(d)		—	(m)	1
Series 4350, Class DY, 4.00%, 06/15/44		2,830		2,916,881
Series 4480, Class ZX, 4.00%, 11/15/44		6,241		6,234,640
Series 4549, Class TZ, 4.00%, 11/15/45		2,734		2,842,679
Series 4398, Class ZX, 4.00%, 09/15/54		8,974		9,317,258
Series 0173, Class R, 9.00%, 11/15/21(d)		—	(m)	—
Series 1057, Class J, 1,008.00%, 03/15/21		—	(m)	—
Series 0192, Class U, 1,009.03%, 02/15/22(c)		—	(m)	—
Ginnie Mae Mortgage-Backed Securities, Series 2014-72, Class MQ, 4.00%, 02/20/44		8,858		9,034,027

				32,012,801
Commercial Mortgage-Backed Securities — 0.3%
Freddie Mac, Series K013, Class A2, 3.97%, 01/25/21(c)		1,870		1,909,456

Interest Only Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, (1 mo. LIBOR + 9.20%), 1.20%, 04/25/23(b)		26		530
Series 2012-96, Class DI, 4.00%, 02/25/27		3,898		283,090
Series 2012-47, Class NI, 4.50%, 04/25/42		4,247		963,357
Series G92-05, Class H, 9.00%, 01/25/22		—	(m)	5
Series 094, Class 2, 9.50%, 08/25/21		—	(m)	11
Series 1990-136, Class S, 18.02%, 11/25/20(b)		—	(m)	—
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(m)	—
Series G-10, Class S, 882.03%, 05/25/21(b)		—	(m)	—
Series 1991-099, Class L, 930.00%, 08/25/21		—	(m)	—
Series G-12, Class S, (1 mo. LIBOR + 1175.53%), 935.22%, 05/25/21(b)		—	(m)	—
Series 1990-123, Class M, 1,009.50%, 10/25/20		—	(m)	—
Series K707, Class X1, 1.63%, 12/25/18(c)		3,123		5,612
Series 2611, Class QI, 5.50%, 09/15/32		102		1,162
Series 1254, Class Z, 8.50%, 04/15/22		12		1,337
Series 1043, Class H, (1 mo. LIBOR + 45.00%), 35.72%, 02/15/21(b)		1		1
Ginnie Mae Mortgage-Backed Securities(b):
Series 1054, Class I, (1 mo. LIBOR + 881.40%), 701.86%, 03/15/21(b)		—	(m)	—
Series 1148, Class E, (1 mo. LIBOR + 1196.85%), 953.64%, 10/15/21(b)		—	(m)	—
Series 0176, Class M, 1,010.00%, 07/15/21		—	(m)	—
Series 1056, Class KD, 1,084.50%, 03/15/21		—	(m)	—
Series 0019, Class R, 6,696.22%, 03/15/20(c)(d)		—	(m)	—
Series 2009-78, Class SD, (1 mo. LIBOR + 6.20%), 4.12%, 09/20/32		4,540		419,910
Series 2009-116, Class KS, (1 mo. LIBOR + 6.47%), 4.41%, 12/16/39		1,609		201,582
Series 2011-52, Class NS, (1 mo. LIBOR + 6.67%), 4.61%, 04/16/41		13,017		1,966,357

				3,842,954
Mortgage-Backed Securities — 7.8%
Fannie Mae Mortgage-Backed Securities:
3.00%, 08/01/43(e)		9,034		8,817,161
4.00%, 12/01/41 — 04/01/56(e)		29,572		30,343,307
4.50%, 07/01/41 — 07/01/55(e)		15,932		16,688,391
5.00%, 08/01/34		1,585		1,693,631
5.50%, 06/01/38		765		829,168

Security	Par (000)			Value
Mortgage-Backed Securities (continued)
6.00%, 12/01/38	USD	635		$701,163
Freddie Mac Mortgage-Backed Securities, 6.00%, 12/01/18		1		859
Ginnie Mae Mortgage-Backed Securities:
5.50%, 08/15/33		44		47,770
8.00%, 07/15/24		—	(m)	81

				59,121,531
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities(l):
Series 1993-51, Class E, 0.00%, 02/25/23		5		4,504
Series 203, Class 1, 0.00%, 02/25/23		1		1,362
Series 1993-70, Class A, 0.00%, 05/25/23		1		780
Series 0228, Class 1, 0.00%, 06/25/23		1		1,168

				7,814

Total U.S. Government Sponsored Agency Securities — 14.2% (Cost — $108,310,605)				107,667,334

U.S. Treasury Obligations — 16.3%
U.S. Treasury Bonds(e):
3.00%, 11/15/44		61,400		61,332,844
2.50%, 02/15/46		66,500		60,148,730
U.S. Treasury Notes, 2.75%, 11/15/47		2,000		1,898,828

Total U.S. Treasury Obligations — 16.3% (Cost — $131,963,801)				123,380,402

Total Long-Term Investments — 138.0% (Cost — $1,044,893,327)				1,047,951,612

		Shares
Short-Term Securities — 1.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.85%(n)(o)		14,487,097		14,487,097

Total Short-Term Securities — 1.9% (Cost — $14,487,097)				14,487,097

Options Purchased — 0.5% (Cost — $ 4,077,041)				3,556,909

Total Investments Before Options Written — 140.4% (Cost — $1,063,457,465)				1,065,995,618

Options Written — (0.7)% (Premiums Received — $4,747,821)				(4,953,617)

Total Investments, Net of Options Written — 139.7% (Cost — $ 1,058,709,644)				1,061,042,001
Liabilities in Excess of Other Assets — (39.7)%				(301,657,391)

Net Assets — 100.0%				$759,384,610

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Convertible security.
(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(j)	Perpetual security with no stated maturity date.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Zero-coupon bond.
(m)	Amount is less than $500.
(n)	Annualized 7-day yield as of period end.

(o)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,374,729	10,112,368	14,487,097	$14,487,097	$130,462	$36	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas Securities Corp.	2.02%	05/08/18	Open	$61,016,250	$61,382,754	U.S. Treasury Obligations	Open/Demand
Deutsche Bank AG	1.97	05/08/18	Open	22,250,000	22,381,893	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets LLC	2.34	05/30/18	Open	3,066,000	3,083,917	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.50)	06/01/18	Open	132,440	131,949	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	06/01/18	Open	1,708,000	1,716,749	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/01/18	Open	1,780,000	1,789,988	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/01/18	Open	2,075,625	2,087,272	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/01/18	Open	1,591,200	1,600,129	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/01/18	Open	1,820,000	1,830,213	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/01/18	Open	3,647,800	3,668,269	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/01/18	Open	1,963,125	1,974,141	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/01/18	Open	3,418,250	3,437,431	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.05	06/19/18	Open	842,500	842,585	Capital Trusts	Open/Demand
J.P. Morgan Securities LLC	0.15	06/19/18	Open	150,683	150,728	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	06/19/18	Open	123,880	124,068	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/19/18	Open	2,386,500	2,397,824	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/19/18	Open	7,662,385	7,698,743	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/19/18	Open	7,053,275	7,086,743	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	06/19/18	Open	7,652,888	7,689,200	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.10	06/27/18	Open	3,575,000	3,588,555	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	06/27/18	Open	4,321,000	4,338,164	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	0.00	07/16/18	Open	99,314	99,266	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	1.98	07/16/18	Open	27,675,000	27,745,556	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	1,827,420	1,832,765	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	3,084,250	3,093,271	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	3,427,125	3,437,149	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	2,397,750	2,404,763	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	1,881,788	1,887,292	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	3,620,000	3,630,589	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	1,777,500	1,782,699	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	2,340,000	2,346,845	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	1,747,500	1,752,611	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	4,625,000	4,638,528	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	2,968,750	2,977,434	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	1,500,625	1,505,014	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	1,540,000	1,544,505	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	2,544,000	2,551,441	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	2,168,775	2,175,119	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	4,281,875	4,294,399	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	2.34%	07/17/18	Open	$1,855,000	$1,860,426	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	1,998,750	2,004,596	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	6,700,725	6,720,325	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	3,042,000	3,050,898	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	3,130,125	3,139,281	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/17/18	Open	2,320,493	2,327,280	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.31	07/23/18	Open	732,763	734,596	Corporate Bonds	Open/Demand
Deutsche Bank AG	(0.25)	07/23/18	Open	66,000	65,982	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.50)	07/25/18	Open	209,220	208,897	Capital Trusts	Open/Demand
BNP Paribas Securities Corp.	2.02	07/25/18	Open	2,108,000	2,112,495	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas Securities Corp.	2.02	07/25/18	Open	1,512,500	1,515,725	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas Securities Corp.	2.02	07/25/18	Open	2,490,375	2,495,685	U.S. Government Sponsored Agency Securities	Open/Demand
RBC Capital Markets LLC	2.34	07/31/18	Open	4,508,000	4,517,377	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.34	07/31/18	Open	2,167,000	2,171,507	Corporate Bonds	Open/Demand
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.10	08/10/18	9/13/18	2,570,000	2,572,849	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.10	08/10/18	9/13/18	2,387,000	2,389,646	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.10	08/10/18	9/13/18	4,645,000	4,650,148	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.10	08/10/18	9/13/18	1,933,000	1,935,142	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.10	08/10/18	9/13/18	6,691,000	6,698,416	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.10	08/10/18	9/13/18	2,186,000	2,188,423	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.10	08/10/18	9/13/18	18,016,000	18,035,968	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.10	08/10/18	9/13/18	7,086,000	7,093,854	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.10	08/10/18	9/13/18	8,535,000	8,544,460	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Capital, Inc.	1.05	08/20/18	Open	139,992	140,041	Corporate Bonds	Open/Demand
BNP Paribas Securities Corp.	2.37	08/20/18	Open	3,958,200	3,961,066	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	(1.75)	08/20/18	Open	150,591	150,510	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.25	08/20/18	Open	1,382,875	1,383,826	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.25	08/20/18	Open	1,179,175	1,179,986	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.25	08/20/18	Open	551,850	552,229	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.25	08/20/18	Open	2,229,000	2,191,304	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.25	08/20/18	Open	2,367,863	2,369,490	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	08/20/18	Open	3,678,000	3,680,472	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	08/20/18	Open	3,048,000	3,050,049	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	08/20/18	Open	1,821,000	1,822,224	Capital Trusts	Open/Demand

				$315,139,970	$316,215,734

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 600 Index	1	09/21/18	$9	$(449)
Ultra Long U.S. Treasury Bond	54	12/19/18	8,603	(46,669)
90-Day Euro	49	09/14/20	11,890	2,894

				(44,224)

Short Contracts:
Euro Bund	1	09/06/18	154	(964)
Euro Bund	42	09/06/18	7,960	(57,073)
10-Year U.S. Treasury Note	307	12/19/18	36,922	(36,430)
10-Year U.S. Ultra Long Treasury Note	142	12/19/18	18,183	36,745
11-Long U.S. Treasury Bond	39	12/19/18	5,625	6,331
Long Gilt	1	12/27/18	159	(338)
2-Year U.S. Treasury Note	365	12/31/18	77,146	(51,856)
5-Year U.S. Treasury Note	250	12/31/18	28,350	(26,306)
90-Day Euro	49	09/13/21	11,894	(2,431)

				(132,322)

				$(176,546)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,324	EUR	2,000	State Street Bank and Trust Co.	09/06/18	$2
USD	103,394	EUR	89,000	State Street Bank and Trust Co.	09/06/18	80
USD	2,162,733	EUR	1,842,000	UBS AG	09/06/18	24,481
USD	9,017,257	EUR	7,680,000	UBS AG	09/06/18	102,072
USD	1,573,110	GBP	1,197,000	State Street Bank and Trust Co.	09/06/18	21,203
USD	10,430,937	GBP	7,938,000	Toronto-Dominion Bank	09/06/18	139,341
USD	135,019	NZD	198,000	Westpac Banking Corp.	09/06/18	4,022
EUR	911,000	USD	1,035,731	Citibank N.A.	09/13/18	22,312
USD	222,815	ZAR	3,196,065	HSBC Bank PLC	09/13/18	5,563
USD	208,221	ZAR	2,995,676	JPMorgan Chase Bank N.A.	09/13/18	4,590
USD	194,964	ZAR	2,790,708	Morgan Stanley & Co. International PLC	09/13/18	5,265
USD	2,083,202	EUR	1,790,000	Barclays Bank PLC	09/06/18	5,313
USD	8,890,095	EUR	7,623,000	Barclays Bank PLC	10/04/18	22,625
USD	1,279,667	GBP	984,000	JPMorgan Chase Bank N.A.	10/04/18	2,459
USD	10,317,969	GBP	7,934,000	JPMorgan Chase Bank N.A.	10/04/18	19,829
USD	488,352	RUB	32,827,000	JPMorgan Chase Bank N.A.	10/19/18	3,917

						383,074

EUR	1,790,000	USD	2,083,202	Barclays Bank PLC	09/06/18	(5,314)
EUR	7,623,000	USD	8,871,647	Barclays Bank PLC	09/06/18	(22,630)
GBP	984,000	USD	1,278,216	JPMorgan Chase Bank N.A.	09/06/18	(2,463)
GBP	7,934,000	USD	10,306,266	JPMorgan Chase Bank N.A.	09/06/18	(19,856)
MXN	3,952,982	USD	208,000	Citibank N.A.	09/13/18	(1,366)
USD	1,035,042	EUR	911,000	Morgan Stanley & Co. International PLC	09/13/18	(23,000)
USD	208,000	MXN	3,996,554	BNP Paribas S.A.	09/13/18	(912)
ZAR	1,590,837	USD	109,000	BNP Paribas S.A.	09/13/18	(863)
ZAR	3,720,833	USD	258,500	Citibank N.A.	09/13/18	(5,576)

						(81,980)

	Net Unrealized Appreciation					$301,094

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
Call
2Y-10Y CMS Index Cap	0.24%	Barclays Bank PLC	01/24/19	USD	18,000	$2,872	$25,560	$(22,688)
2Y-10Y CMS Index Cap	0.33	Barclays Bank PLC	01/30/19	USD	19,180	1,454	21,098	(19,644)
5Y-10Y CMS Index Cap	0.12	Citibank N.A.	01/25/19	USD	88,650	13,561	19,062	(5,501)

						$17,887	$65,720	$(47,833)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	332	06/17/19	USD	97.75	USD	81,133	$22,824
90-Day Euro Future	102	03/18/19	USD	97.38	USD	24,831	17,213

							40,037

Put
10-Year U.S. Treasury Note	50	09/21/18	USD	119.50	USD	5,975	750
10-Year U.S. Treasury Note	16	09/21/18	USD	119.00	USD	1,904	5,469

							6,219

							$46,256

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 10/19/20	3-Month LIBOR, 2.32%	Semi-annual	1.25%	Quarterly	Deutsche Bank AG	10/17/18	1.25%	USD	10,000	$1
1-Year Interest Rate Swap, 10/01/20	3-Month LIBOR, 2.32%	Semi-annual	2.95	Semi-annual	Morgan Stanley & Co. International PLC	01/10/20	2.95	USD	66,720	174,330
1-Year Interest Rate Swap, 10/01/20	3-Month LIBOR, 2.32%	Semi-annual	2.95	Semi-annual	Morgan Stanley & Co. International PLC	01/21/20	2.95	USD	66,720	179,134
1-Year Interest Rate Swap, 10/01/20	3-Month LIBOR, 2.32%	Semi-annual	2.95	Semi-annual	Morgan Stanley & Co. International PLC	01/30/20	2.95	USD	32,570	88,464
15-Year Interest Rate Swap, 06/10/35	6-Month JPY LIBOR, 0.03%	Semi-annual	0.65	Semi-annual	Barclays Bank PLC	06/08/20	0.65	JPY	125,000	10,896
15-Year Interest Rate Swap, 09/16/35	6-Month JPY LIBOR, 0.03%	Semi-annual	0.66	Semi-annual	Morgan Stanley & Co. International PLC	09/14/20	0.66	JPY	50,000	4,698
15-Year Interest Rate Swap, 09/16/35	6-Month JPY LIBOR, 0.03%	Semi-annual	0.66	Semi-annual	Barclays Bank PLC	09/14/20	0.66	JPY	50,000	4,698
20-Year Interest Rate Swap, 04/18/41	6-Month LIBOR, 2.32%	Semi-annual	0.78	Semi-annual	JPMorgan Chase Bank N.A.	04/16/21	0.78	JPY	105,700	14,583
10-Year Interest Rate Swap, 04/18/41	3-Month JPY LIBOR, 0.03%	Semi-annual	3.04	Semi-annual	Goldman Sachs Bank USA	08/31/21	3.04	USD	2,240	93,899
30-Year Interest Rate Swap, 04/26/23	3-Month LIBOR, 2.32%	Semi-annual	3.11	Semi-annual	Goldman Sachs Bank USA	04/26/23	3.11	USD	520	60,950
10-Year Interest Rate Swap, 06/29/38(a)	3-Month LIBOR, 2.32%	Semi-annual	3.05	Semi-annual	Deutsche Bank AG	06/27/28	3.05	USD	3,125	(2,466)
10-Year Interest Rate Swap, 04/27/38	3-Month LIBOR, 2.32%	Semi-annual	2.99	Semi-annual	JPMorgan Chase Bank N.A.	04/27/38	2.99	USD	910	49,056

										678,243

Put
5-Year Interest Rate Swap, 08/19/19	3.20%	Semi-annual	3-Month LIBOR, 2.32%	Annual	JPMorgan Chase Bank N.A.	08/19/19	3.20	USD	21,260	141,273
5-Year Interest Rate Swap, 08/21/19	3.20	Semi-annual	3-Month LIBOR, 2.32%	Annual	JPMorgan Chase Bank N.A.	08/21/19	3.20	USD	21,570	144,159
30-Year Interest Rate Swap, 02/05/50	4.00	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	Goldman Sachs Bank USA	02/03/20	4.00	USD	1,600	12,543

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
15-Year Interest Rate Swap, 05/17/35	1.10%	Semi-annual	6-Month JPY LIBOR, 0.03%	Semi-annual	Barclays Bank PLC	05/15/20	1.10%	JPY	250,000	$17,542
15-Year Interest Rate Swap, 06/10/35	0.65	Semi-annual	6-Month JPY LIBOR, 0.03%	Semi-annual	Barclays Bank PLC	06/08/20	0.65	JPY	125,000	30,247
15-Year Interest Rate Swap, 09/16/35	0.66	Semi-annual	6-Month JPY LIBOR, 0.03%	Semi-annual	Barclays Bank PLC	09/14/20	0.66	JPY	50,000	13,308
15-Year Interest Rate Swap, 09/16/35	0.66	Semi-annual	6-Month JPY LIBOR, 0.03%	Semi-annual	Morgan Stanley & Co. International PLC	09/14/20	0.66	JPY	50,000	13,308
10-Year Interest Rate Swap, 01/13/32	1.25	Semi-annual	6-Month JPY LIBOR, 0.03%	Semi-annual	Credit Suisse International	01/11/22	1.25	JPY	250,000	17,138
20-Year Interest Rate Swap, 04/18/41	0.78	Semi-annual	6-Month JPY LIBOR, 0.03%	Semi-annual	JPMorgan Chase Bank N.A.	04/16/21	0.78	JPY	105,700	51,554
30-Year Interest Rate Swap, 06/07/21	3.80	Semi-annual	3-Month LIBOR, 2.32%	Annual	Barclays Bank PLC	06/07/21	3.80	USD	3,780	104,652
10-Year Interest Rate Swap, 08/31/21	3.04	Semi-annual	3-Month LIBOR, 2.32%	Annual	Goldman Sachs Bank USA	08/31/21	3.04	USD	2,240	84,287
10-Year Interest Rate Swap, 02/24/32	1.55	Semi-annual	6-Month JPY LIBOR, 0.03%	Semi-annual	Credit Suisse International	02/22/22	1.55	JPY	250,000	13,008
10-Year Interest Rate Swap, 03/18/32	1.60	Semi-annual	6-Month JPY LIBOR, 0.03%	Semi-annual	JPMorgan Chase Bank N.A.	03/16/22	1.60	JPY	250,000	12,765
10-Year Interest Rate Swap, 04/06/32	1.45	Semi-annual	6-Month JPY LIBOR, 0.03%	Semi-annual	JPMorgan Chase Bank N.A.	04/04/22	1.45	JPY	250,000	15,259
15-Year Interest Rate Swap, 05/05/37	3.25	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	Goldman Sachs Bank USA	05/03/22	3.25	USD	4,050	187,566
10-Year Interest Rate Swap, 08/18/32	3.00	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	JPMorgan Chase Bank N.A.	08/16/22	3.00	USD	22,000	988,318
30-Year Interest Rate Swap, 02/15/53	3.35	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	Barclays Bank PLC	02/13/23	3.35	USD	9,557	650,571
10-Year Interest Rate Swap, 04/14/37	3.00	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	JPMorgan Chase Bank N.A.	04/12/27	3.00	USD	2,590	150,887
30-Year Interest Rate Swap, 04/28/53	3.11	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	Goldman Sachs Bank USA	04/26/23	3.11	USD	520	45,472
10-Year Interest Rate Swap, 04/29/48	2.99	Quarterly	3-Month LIBOR, 0.27%	Semi-annual	JPMorgan Chase Bank N.A.	04/27/38	2.99	USD	910	44,006
20-Year Interest Rate Swap, 08/11/53	4.00	Semi-annual	6-Month EURIBOR, (0.27)%	Annual	Barclays Bank PLC	08/09/33	4.00	EUR	2,410	76,660

										2,814,523

										$3,492,766

(a)	Forward settling swaption.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	68	03/15/19	USD	97.25	USD	(16,533)	$(24,225)
90-Day Euro Future	332	06/17/19	USD	97.88	USD	(81,240)	(16,600)

							$(40,825)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 10/11/28	2.82%	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	Deutsche Bank AG	10/09/18	2.82%	USD	3,320	$(7,855)
10-Year Interest Rate Swap 10/13/28	2.82	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	Barclays Bank PLC	10/11/18	2.80	USD	1,660	(3,466)
2-Year Interest Rate Swap, 10/19/20	0.90	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	Deutsche Bank AG	10/17/18	0.90	USD	10,000	(1)
10-Year Interest Rate Swap, 01/05/29	0.65	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	Morgan Stanley & Co. International PLC	01/03/19	0.65	EUR	1,380	(1,253)
2-Year Interest Rate Swap, 03/23/21	2.20	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	JPMorgan Chase Bank N.A.	03/21/19	2.20	USD	15,400	(5,295)
2-Year Interest Rate Swap, 03/30/21	1.75	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	JPMorgan Chase Bank N.A.	03/28/19	1.75	USD	8,470	(870)
2-Year Interest Rate Swap, 06/01/21	2.45	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	JPMorgan Chase Bank N.A.	05/30/19	2.45	USD	28,520	(32,953)
5-Year Interest Rate Swap, 08/21/24	2.70	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	JPMorgan Chase Bank N.A.	08/19/19	2.70	USD	21,260	(165,048)
5-Year Interest Rate Swap, 08/23/24	2.70	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	JPMorgan Chase Bank N.A.	08/21/19	2.70	USD	21,570	(168,303)
2-Year Interest Rate Swap, 08/30/21	3.00	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	Goldman Sachs Bank USA	08/28/19	3.00	USD	17,280	(90,112)
2-Year Interest Rate Swap, 11/06/21	1.70	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	Barclays Bank PLC	11/04/19	1.70	USD	11,900	(6,514)
1-Year Interest Rate Swap, 01/12/21	2.45	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	Morgan Stanley & Co. International PLC	01/10/20	2.45	USD	100,080	(112,582)
1-Year Interest Rate Swap, 01/23/21	2.45	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	Morgan Stanley & Co. International PLC	01/21/20	2.45	USD	100,080	(117,454)
2-Year Interest Rate Swap, 04/14/21	2.20	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	JPMorgan Chase Bank N.A.	04/12/19	2.20	USD	6,700	(2,847)
1-Year Interest Rate Swap, 02/01/21	2.45	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	Morgan Stanley & Co. International PLC	01/30/20	2.45	USD	48,855	(58,703)
2-Year Interest Rate Swap, 02/09/22	2.20	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	Deutsche Bank AG	02/07/20	2.20	USD	10,790	(20,703)
2-Year Interest Rate Swap, 02/16/22	2.35	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	Deutsche Bank AG	02/14/20	2.35	USD	10,690	(26,735)
2-Year Interest Rate Swap, 02/23/22	2.35	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	UBS AG	02/21/20	2.35	USD	10,600	(26,882)
2-Year Interest Rate Swap, 04/16/22	2.88	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	Deutsche Bank AG	04/14/20	2.88	USD	16,840	(104,000)
2-Year Interest Rate Swap, 04/19/22	2.94	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	Bank of America N.A.	04/17/20	2.94	USD	16,540	(111,628)
2-Year Interest Rate Swap, 05/31/22	2.90	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	Deutsche Bank AG	05/29/20	2.90	USD	9,270	(62,331)
1-Year Interest Rate Swap, 06/10/21	3.05	Quarterly	3-Month LIBOR, 2.32%	Semi-annual	Goldman Sachs Bank USA	06/08/20	3.05	USD	33,400	(129,757)
5-Year Interest Rate Swap, 01/07/27	1.70	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	Goldman Sachs Bank USA	01/05/22	1.70	USD	5,000	(33,068)
5-Year Interest Rate Swap, 02/10/27	1.75	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	Deutsche Bank AG	02/08/22	1.75	USD	5,000	(35,923)

										(1,324,283)

Put
2-Year Interest Rate Swap, 09/08/20	3-Month LIBOR, 2.32%	Quarterly	1.50%	Semi-annual	Goldman Sachs Bank USA	09/06/18	1.50	USD	26,000	(669,829)
10-Year Interest Rate Swap, 09/08/28	3-Month LIBOR, 2.32%	Quarterly	2.45	Semi-annual	Barclays Bank PLC	09/06/18	2.45	USD	2,400	(99,248)
10-Year Interest Rate Swap, 10/11/28	3-Month LIBOR, 2.32%	Quarterly	3.12	Semi-annual	Deutsche Bank AG	10/09/18	3.12	USD	3,320	(3,488)
10-Year Interest Rate Swap, 10/13/28	3-Month LIBOR, 2.32%	Quarterly	3.10	Semi-annual	Barclays Bank PLC	10/11/18	3.10	USD	1,660	(2,325)
2-Year Interest Rate Swap, 01/31/21	3-Month LIBOR, 2.32%	Quarterly	2.95	Semi-annual	Deutsche Bank AG	01/29/19	2.95	USD	58,330	(140,420)

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
2-Year Interest Rate Swap, 03/23/21	3-Month LIBOR, 2.32%	Quarterly	2.60%	Semi-annual	Goldman Sachs Bank USA	03/21/19	2.60%	USD	15,400	$(119,498)
2-Year Interest Rate Swap, 03/23/21	3-Month LIBOR, 2.32%	Quarterly	3.15	Semi-annual	JPMorgan Chase Bank N.A.	03/21/19	3.15	USD	10,090	(15,832)
2-Year Interest Rate Swap, 03/30/21	3-Month LIBOR, 2.32%	Quarterly	2.75	Semi-annual	JPMorgan Chase Bank N.A.	03/28/19	2.75	USD	8,470	(47,894)
2-Year Interest Rate Swap, 04/10/21	3-Month LIBOR, 2.32%	Quarterly	2.35	Semi-annual	JPMorgan Chase Bank N.A.	04/08/19	2.35	USD	7,530	(90,944)
2-Year Interest Rate Swap, 04/14/21	3-Month LIBOR, 2.32%	Quarterly	2.60	Semi-annual	JPMorgan Chase Bank N.A.	04/12/19	2.60	USD	13,400	(107,136)
2-Year Interest Rate Swap, 05/04/21	3-Month LIBOR, 2.32%	Quarterly	3.20	Semi-annual	Barclays Bank PLC	05/02/19	3.20	USD	11,200	(18,963)
10-Year Interest Rate Swap, 05/10/29	3-Month LIBOR, 2.32%	Quarterly	3.15	Semi-annual	JPMorgan Chase Bank N.A.	05/08/19	3.15	USD	15,500	(168,383)
2-Year Interest Rate Swap, 06/01/21	3-Month LIBOR, 2.32%	Quarterly	3.25	Semi-annual	JPMorgan Chase Bank N.A.	05/30/19	3.25	USD	28,520	(47,536)
2-Year Interest Rate Swap, 06/16/21	6-Month EURIBOR, (0.27)%	Quarterly	0.14	Semi-annual	Barclays Bank PLC	06/14/19	0.14	EUR	17,660	(22,572)
5-Year Interest Rate Swap, 06/27/24	6-Month EURIBOR, (0.27)%	Quarterly	0.60	Semi-annual	Barclays Bank PLC	06/25/19	0.60	EUR	3,684	(20,739)
10-Year Interest Rate Swap, 07/13/29	3-Month LIBOR, 2.32%	Quarterly	3.15	Semi-annual	Goldman Sachs Bank USA	07/11/19	3.15	USD	6,507	(87,197)
2-Year Interest Rate Swap, 08/30/21	3-Month LIBOR, 2.32%	Quarterly	3.00	Semi-annual	Goldman Sachs Bank USA	08/28/19	3.00	USD	17,280	(75,864)
2-Year Interest Rate Swap, 11/06/21	3-Month LIBOR, 2.32%	Quarterly	2.70	Semi-annual	Barclays Bank PLC	11/04/19	2.70	USD	11,900	(98,604)
2-Year Interest Rate Swap, 11/08/21	3-Month LIBOR, 2.32%	Quarterly	2.70	Semi-annual	JPMorgan Chase Bank N.A.	11/06/19	2.70	USD	20,000	(165,578)
2-Year Interest Rate Swap, 01/23/22	3-Month LIBOR, 2.32%	Quarterly	2.85	Semi-annual	JPMorgan Chase Bank N.A.	01/21/20	2.85	USD	18,900	(132,533)
2-Year Interest Rate Swap, 02/05/22	3-Month LIBOR, 2.32%	Quarterly	3.15	Semi-annual	Barclays Bank PLC	02/03/20	3.15	USD	35,510	(152,922)
2-Year Interest Rate Swap, 02/09/22	3-Month LIBOR, 2.32%	Quarterly	3.20	Semi-annual	Deutsche Bank AG	02/07/20	3.20	USD	10,790	(42,561)
2-Year Interest Rate Swap, 02/16/22	3-Month LIBOR, 2.32%	Quarterly	3.35	Semi-annual	Deutsche Bank AG	02/14/20	3.35	USD	10,690	(32,244)
2-Year Interest Rate Swap, 02/23/22	3-Month LIBOR, 2.32%	Quarterly	3.35	Semi-annual	UBS AG	02/21/20	3.35	USD	10,600	(32,344)
2-Year Interest Rate Swap, 04/16/22	3-Month LIBOR, 2.32%	Quarterly	2.88	Semi-annual	Deutsche Bank AG	04/14/20	2.88	USD	16,840	(121,845)
2-Year Interest Rate Swap, 04/19/22	3-Month LIBOR, 2.32%	Quarterly	2.94	Semi-annual	Bank of America N.A.	04/17/20	2.94	USD	16,540	(108,494)
2-Year Interest Rate Swap, 05/07/22	3-Month LIBOR, 2.32%	Quarterly	3.15	Semi-annual	Goldman Sachs Bank USA	05/05/20	3.15	USD	8,800	(43,091)
15-Year Interest Rate Swap, 05/17/35	6-Month JPY LIBOR, 0.03%	Semi-annual	2.10	Semi-annual	Barclays Bank PLC	05/15/20	2.10	JPY	250,000	(3,398)
2-Year Interest Rate Swap, 05/20/22	3-Month LIBOR, 2.32%	Quarterly	3.50	Semi-annual	JPMorgan Chase Bank N.A.	05/18/20	3.50	USD	10,000	(27,615)
2-Year Interest Rate Swap, 05/24/22	3-Month LIBOR, 2.32%	Quarterly	3.55	Semi-annual	Deutsche Bank AG	05/22/20	3.55	USD	16,000	(40,724)
2-Year Interest Rate Swap, 05/31/22	3-Month LIBOR, 2.32%	Quarterly	2.90	Semi-annual	Deutsche Bank AG	05/29/20	2.90	USD	9,270	(67,317)
2-Year Interest Rate Swap, 05/31/22	3-Month LIBOR, 2.32%	Quarterly	3.35	Semi-annual	Goldman Sachs Bank USA	05/29/20	3.35	USD	13,040	(48,696)
2-Year Interest Rate Swap, 06/10/22	3-Month LIBOR, 2.32%	Quarterly	3.45	Semi-annual	Goldman Sachs Bank USA	06/08/20	3.45	USD	13,000	(40,868)
1-Year Interest Rate Swap, 06/10/21	3-Month LIBOR, 2.32%	Quarterly	3.05	Semi-annual	Goldman Sachs Bank USA	06/08/20	3.05	USD	33,400	(96,715)
2-Year Interest Rate Swap, 06/17/22	3-Month LIBOR, 2.32%	Quarterly	3.35	Semi-annual	Goldman Sachs Bank USA	06/15/20	3.35	USD	8,300	(31,227)
2-Year Interest Rate Swap, 07/01/22	3-Month LIBOR, 2.32%	Quarterly	3.20	Semi-annual	Nomura International PLC	06/29/20	3.20	USD	23,185	(112,910)

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
2-Year Interest Rate Swap, 08/26/22	3-Month LIBOR, 2.32%	Quarterly	3.50%	Semi-annual	Barclays Bank PLC	08/24/20	3.50%	USD	16,370	$(54,823)
10-Year Interest Rate Swap, 04/21/31	6-Month EURIBOR, (0.27)%	Semi-annual	2.15	Annual	JPMorgan Chase Bank N.A.	04/19/21	2.15	EUR	4,400	(56,994)
10-Year Interest Rate Swap, 05/06/31	6-Month EURIBOR, (0.27)%	Semi-annual	2.00	Annual	Barclays Bank PLC	05/04/21	2.00	EUR	2,700	(45,241)
10-Year Interest Rate Swap, 06/09/31	3-Month LIBOR, 2.32%	Quarterly	3.87	Semi-annual	Barclays Bank PLC	06/07/21	3.87	USD	8,000	(110,234)
5-Year Interest Rate Swap, 05/05/27	3-Month LIBOR, 2.32%	Quarterly	3.25	Semi-annual	Goldman Sachs Bank USA	05/03/22	3.25	USD	10,130	(183,663)

										(3,588,509)

										$(4,912,792)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	270	$16,370	$(7,488)	$23,858
ITRAXX.XO.29.V1	5.00	Quarterly	06/20/23	B	EUR	85	9,622	9,999	(377)

							$25,992	$2,511	$23,481

(a)	Using S&P/Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.61%	At termination	3-Month LIBOR, 2.32%	At termination	N/A		09/26/18	USD	312,000	$163,068	$3,174	$159,894
3-Month LIBOR, 2.32%	Quarterly	2.41%	Semi-annual	N/A		03/21/19	USD	39,000	214,781	229	214,552
3-Month LIBOR, 2.32%	Quarterly	2.59	Semi-annual	09/17/18	(a)	09/17/19	USD	17,880	(17,083)	191	(17,274)
2.82	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	03/21/19	(a)	03/21/20	USD	39,000	37,540	418	37,122
2.65	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A		07/05/20	USD	28,670	68,253	303	67,950
2.87	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	09/16/19	(a)	09/16/20	USD	18,320	18,592	196	18,396
2.72	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	10/11/18	(a)	10/11/20	USD	2,500	6,460	29	6,431
2.20	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	12/03/18	(a)	12/03/20	USD	22,400	296,838	263	296,575
3-Month LIBOR, 2.32%	Quarterly	2.32	Semi-annual	12/17/19	(a)	12/17/20	USD	39,000	(237,635)	417	(238,052)
2.81	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	02/20/19	(a)	02/20/21	USD	6,560	14,183	77	14,106
2.88	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	03/18/19	(a)	03/18/21	USD	30,110	27,857	355	27,502
3-Month LIBOR, 2.32%	Quarterly	2.76	Semi-annual	04/01/19	(a)	04/01/21	USD	4,530	(14,879)	53	(14,932)
3-Month LIBOR, 2.32%	Quarterly	2.76	Semi-annual	04/01/19	(a)	04/01/21	USD	4,530	(14,836)	53	(14,889)
3.07	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	06/18/19	(a)	06/18/21	USD	7,550	(17,228)	87	(17,315)
0.14	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/18/19	(a)	06/18/21	EUR	7,945	(18,141)	113	(18,254)
3.01	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	07/09/19	(a)	07/09/21	USD	10,060	(10,410)	118	(10,528)
2.99	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	08/29/19	(a)	08/29/21	USD	2,652	(1,753)	31	(1,784)
3.01	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	09/03/19	(a)	09/03/21	USD	1,835	(1,747)	22	(1,769)
2.20	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	11/08/19	(a)	11/08/21	USD	5,900	83,729	69	83,660
3-Month LIBOR, 2.32%	Quarterly	2.86	Semi-annual	04/06/20	(a)	04/06/21	USD	8,460	(6,736)	90	(6,826)
2.36	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	12/17/20	(a)	12/17/21	USD	39,000	206,632	417	206,215
2.62	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	01/22/20	(a)	01/22/22	USD	7,200	43,912	85	43,827
2.85	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	02/07/20	(a)	02/07/22	USD	13,020	22,850	153	22,697
2.96	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	02/24/20	(a)	02/24/22	USD	3,930	(1,514)	46	(1,560)
2.98	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	03/24/20	(a)	03/24/22	USD	9,300	(8,257)	110	(8,367)
2.86	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	04/06/21	(a)	04/06/22	USD	8,460	4,597	90	4,507
2.85	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	4/07/20	(a)	04/07/22	USD	3,750	5,697	43	5,654

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.08%	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	5/12/20	(a)	05/12/22	USD	3,070	$(8,581)	$35	$(8,616)
2.87	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	6/02/20	(a)	06/02/22	USD	4,000	4,391	46	4,345
3-Month LIBOR, 2.32%	Quarterly	2.96%	Semi-annual	7/21/20	(a)	07/19/22	USD	9,760	7,189	115	7,074
3.09	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	7/28/20	(a)	07/28/22	USD	5,680	(16,992)	67	(17,059)
2.93	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	8/28/20	(a)	08/28/22	USD	4,490	(1,164)	53	(1,217)
3-Month LIBOR, 2.32%	Quarterly	2.66	Semi-annual	N/A		02/15/23	USD	5,490	(49,114)	65	(49,179)
3-Month LIBOR, 2.32%	Annual	2.57	Annual	1/04/19	(a)	02/28/23	USD	14,280	(4,815)	188	(5,003)
3-Month LIBOR, 2.32%	Annual	2.57	Annual	1/04/19	(a)	02/28/23	USD	9,230	(3,112)	122	(3,234)
3-Month LIBOR, 2.32%	Quarterly	2.78	Semi-annual	N/A		03/02/23	USD	3,140	14,488	38	14,450
3-Month LIBOR, 2.32%	Quarterly	2.80	Semi-annual	N/A		03/15/23	USD	3,920	18,675	47	18,628
3-Month LIBOR, 2.32%	Quarterly	2.71	Semi-annual	N/A		04/03/23	USD	9,210	1,382	112	1,270
3-Month LIBOR, 2.32%	Quarterly	2.74	Semi-annual	N/A		04/03/23	USD	4,700	7,478	57	7,421
3-Month LIBOR, 2.32%	Quarterly	2.89	Semi-annual	N/A		06/06/23	USD	16,340	32,220	198	32,022
2.92	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	7/19/22	(a)	07/19/24	USD	20,510	(8,929)	241	(9,170)
3-Month LIBOR, 2.32%	Quarterly	2.95	Semi-annual	8/21/19	(a)	08/21/24	USD	15,090	18,942	199	18,743
3-Month LIBOR, 2.32%	Quarterly	2.94	Semi-annual	8/23/19	(a)	08/23/24	USD	15,240	12,210	201	12,009
2.89	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	12/31/18	(a)	07/31/25	USD	2,580	3,280	(1,175)	4,455
3-Month LIBOR, 2.32%	Quarterly	2.98	Semi-annual	7/19/24	(a)	07/19/26	USD	10,810	4,507	127	4,380
3-Month LIBOR, 2.32%	Quarterly	2.75	Semi-annual	1/05/22	(a)	01/05/27	USD	1,430	(10,886)	18	(10,904)
6-Month EURIBOR, (0.27)%	Semi-annual	0.82	Annual	9/10/18	(a)	08/15/27	EUR	6,980	42,149	140	42,009
2.34	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A		10/12/27	USD	3,300	133,984	47	133,937
6-Month JPY LIBOR, 0.03%	Semi-annual	0.37	Semi-annual	N/A		01/29/28	JPY	181,730	4,016	27	3,989
2.88	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A		02/15/28	USD	2,860	8,257	43	8,214
2.93	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A		03/02/28	USD	1,630	(16,486)	24	(16,510)
2.93	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A		03/15/28	USD	2,040	(19,663)	31	(19,694)
2.81	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A		04/03/28	USD	4,770	8,485	72	8,413
2.84	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A		04/03/28	USD	2,440	(2,848)	37	(2,885)
2.91	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	12/31/18	(a)	05/15/28	USD	9,120	15,731	(17)	15,748
2.98	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A		06/06/28	USD	8,480	(55,621)	123	(55,744)
6-Month JPY LIBOR, 0.03%	Semi-annual	0.36	Semi-annual	N/A		07/31/28	JPY	113,000	(107)	17	(124)
2.97	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A		08/15/28	USD	490	(2,357)	8	(2,365)
3.00	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	N/A		08/31/28	USD	425	(3,153)	7	(3,160)
3-Month LIBOR, 2.32%	Quarterly	2.94	Semi-annual	N/A		09/04/28	USD	420	702	7	695
3-Month LIBOR, 2.32%	Quarterly	2.95	Semi-annual	N/A		09/04/28	USD	420	1,181	7	1,174
1.37	Annual	3-Month LIBOR, 2.32%	Semi-annual	2/20/19	(a)	02/20/29	EUR	1,970	(89,288)	44	(89,332)
1.38	Annual	3-Month LIBOR, 2.32%	Semi-annual	2/22/19	(a)	02/22/29	EUR	590	(27,333)	13	(27,346)
2.68	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	6/28/27	(a)	06/28/37	USD	1,130	28,908	—	28,908
2.80	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	9/29/27	(a)	09/29/37	USD	760	12,802	12	12,790
3-Month LIBOR, 2.32%	Quarterly	3.18	Semi-annual	5/09/28	(a)	05/09/38	USD	1,590	14,085	24	14,061
3.08	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	6/29/28	(a)	06/29/38	USD	230	(499)	3	(502)
3.00	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	7/13/33	(a)	07/13/38	USD	3,637	2,363	48	2,315
3.00	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	7/18/33	(a)	07/18/38	USD	7,383	3,704	97	3,607
2.95	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	12/31/18	(a)	02/15/44	USD	8,530	38,345	(10,013)	48,358
3-Month LIBOR, 2.32%	Quarterly	2.88	Semi-annual	7/13/38	(a)	07/13/48	USD	2,171	(1,174)	34	(1,208)
3-Month LIBOR, 2.32%	Quarterly	2.89	Semi-annual	7/16/38	(a)	07/16/48	USD	4,409	(1,184)	69	(1,253)
3.08	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	9/10/18	(a)	09/10/48	USD	266	(7,273)	6	(7,279)
3-Month LIBOR, 2.32%	Quarterly	3.06	Semi-annual	2/15/23	(a)	02/15/53	USD	3,210	66,434	72	66,362

									$1,040,099	$(1,032)	$1,041,131

(a)	Forward Swap.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Telecom Italia SpA/Milano	1.00%	Quarterly	Citibank N.A.	12/20/22	N/R	EUR	20	$(876)	$(359)	$(517)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas S.A.	06/20/23	BB+	EUR	10	(1,979)	(979)	(1,000)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	10	(1,979)	(970)	(1,009)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America N.A.	06/20/23	BB+	EUR	6	$(1,220)	$(925)	$(295)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	14	(2,737)	(1,956)	(781)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	5	(1,077)	(699)	(378)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	9	(1,793)	(1,243)	(550)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	9	(1,795)	(1,244)	(551)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	4	(718)	(466)	(252)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB+	EUR	6	(1,146)	(715)	(431)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB+	EUR	44	(8,748)	(5,622)	(3,126)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	10	581	975	(394)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	5	266	527	(261)
Intrum Justitia AB	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	BB+	EUR	15	897	1,777	(880)
Intrum Justitia AB	5.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	9	542	454	88
Intrum Justitia AB	5.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	21	1,201	1,006	195
Jaguar Land Rover Automotive PLC	5.00	Quarterly	BNP Paribas S.A.	06/20/23	BB+	EUR	30	2,608	2,328	280
Thomas Cook Finance 2 PLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	B+	EUR	50	7,399	6,538	861
Markit CMBX North America, Series 8	3.00	Monthly	Barclays Bank PLC	10/17/57	N/R	USD	5,000	(439,499)	(513,982)	74,483
Markit CMBX North America, Series 8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	N/R	USD	5,550	(489,694)	(750,467)	260,773
Markit CMBX North America, Series 8	3.00	Monthly	Credit Suisse International	10/25/57	N/R	USD	2,500	(219,750)	(253,982)	34,232
Markit CMBX North America, Series 9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	9,450	(750,234)	(1,181,379)	431,145
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(396,949)	(549,362)	152,413
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(396,949)	(549,362)	152,413
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(396,950)	(543,362)	146,412
Markit CMBX North America, Series 9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(396,949)	(549,310)	152,361

								$(3,497,548)	$(4,892,779)	$1,395,231

(a)	Using S&P/Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$20,172	$(18,693)	$1,748,323	$(683,711)	$—
OTC Derivatives	13,605	(4,906,384)	1,405,656	(10,425)	—
Options Written	—	—	—	—	(4,953,617)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$45,970	$—	$45,970
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	383,074	—	—	383,074
Options purchased(c)
Investments at value — unaffiliated(b)	—	—	—	—	3,556,909	—	3,556,909
Swaps — centrally cleared
Net unrealized appreciation(a)	—	23,858	—	—	1,724,465	—	1,748,323
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,419,261	—	—	—	—	1,419,261

	$—	$1,443,119	$—	$383,074	$5,327,344	$—	$7,153,537

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$449	$—	$222,067	$—	$222,516
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	81,980	—	—	81,980
Options written
Options written at value	—	—	—	—	4,953,617	—	4,953,617
Swaps — centrally cleared
Net unrealized depreciation(a)	—	377	—	—	683,334	—	683,711
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,916,809	—	—	—	—	4,916,809

	$—	$4,917,186	$449	81,980	$5,859,018	$—	$10,858,633

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,079)	$—	$5,057,927	$—	$5,056,848
Forward foreign currency exchange contracts	—	—	—	723,519	—	—	723,519
Options purchased(a)	—	—	—	(2,721,452)	(791,170)	—	(3,512,622)
Options written	—	—	—	2,503,278	419,701	—	2,922,979
Swaps	—	1,370,223	—	—	(1,235,048)	—	135,175

	$—	$1,370,223	$(1,079)	$505,345	$3,451,410	$—	$5,325,899

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(449)	$—	$267,684	$—	$267,235
Forward foreign currency exchange contracts	—	—	—	8,334	—	—	8,334
Options purchased(b)	—	—	—	(1,139,453)	414,885	—	(724,568)
Options written	—	—	—	949,329	(971,487)	—	(22,158)
Swaps	—	2,031,487	—	—	732,756	—	2,764,243

	$—	$2,031,487	$(449)	$(181,790)	$443,838	$—	$2,293,086

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$73,161,986
Average notional value of contracts — short	$239,312,654
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$87,306,484
Average amounts sold — in USD	$48,083,369
Options:
Average value of option contracts purchased	$173,966
Average value of option contracts written	$149,879
Average notional value of swaption contracts purchased	$227,731,742
Average notional value of swaption contracts written	$742,560,365
Credit default swaps:
Average notional amount — buy protection	$30,849
Average notional amount — sell protection	$43,031,124
Interest rate swaps:
Average notional amount — pays fixed rate	$619,108,080
Average notional amount — receives fixed rate	$430,741,559

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$3,675		$126,996
Forward foreign currency exchange contracts	383,074		81,980
Options(a)	3,556,909	(b)	4,953,617
Swaps — Centrally cleared	—		176,407
Swaps — OTC(c)	1,419,261		4,916,809

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$5,362,919		$10,255,809
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(49,931)		(344,228)

Total derivative assets and liabilities subject to an MNA	$5,312,988		$9,911,581

(a)	Includes forward settling swaptions.
(b)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Barclays Bank PLC	$1,015,321	$(1,015,321)	$—	$—	$—
BNP Paribas S.A.	2,608	(2,608)	—	—	—
Citibank N.A.	37,616	(12,348)	—	—	25,268
Credit Suisse International	669,479	(669,479)	—	—	—
Goldman Sachs Bank USA	484,717	(484,717)	—	—	—
HSBC Bank USA N.A.	5,563	—	—	—	5,563
JPMorgan Chase Bank N.A.	1,642,655	(1,263,649)	—	(320,000)	59,006
Morgan Stanley & Co. International PLC	1,166,293	(1,166,293)	—	—	—
State Street Bank and Trust Co.	21,285	—	—	—	21,285
Toronto-Dominion Bank	139,341	—	—	—	139,341
UBS AG	126,553	(59,226)	—		67,327
Westpac Banking Corp.	4,022	—	—	—	4,022

	$5,315,453	$(4,673,641)	$—	$(320,000)	$321,812

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America N.A.	$221,342	$—	$—	$—	$221,342
Barclays Bank PLC	1,190,869	(1,015,321)	—	—	175,548
BNP Paribas S.A.	3,754	(2,608)	—	—	1,146
Citibank N.A.	12,348	(12,348)	—	—	—
Credit Suisse International	2,446,033	(669,479)	—	(1,776,554)	—
Deutsche Bank AG	708,612	—	—	—	708,612
Goldman Sachs Bank USA	1,649,585	(484,717)	—	(1,164,868)	—
JPMorgan Chase Bank N.A.	1,263,649	(1,263,649)	—	—	—
Morgan Stanley & Co. International PLC	2,245,718	(1,166,293)	—	(1,079,425)	—
Nomura International PLC	112,910	—	—	—	112,910
UBS AG	59,226	(59,226)	—	—	—

	$9,914,046	$(4,673,641)	$—	$(4,020,847)	$1,219,558

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$84,227,046	$248,806	$84,475,852
Corporate Bonds	—	496,131,680	8,366,900	504,498,580
Floating Rate Loan Interests	—	15,236,637	1,241,580	16,478,217
Foreign Agency Obligations	—	26,433,592	—	26,433,592
Municipal Bonds	—	24,021,616	—	24,021,616
Non-Agency Mortgage-Backed Securities	—	68,623,629	—	68,623,629
Preferred Securities	7,815,379	84,557,011	—	92,372,390
U.S. Government Sponsored Agency Securities	—	107,667,333	1	107,667,334
U.S. Treasury Obligations	—	123,380,402	—	123,380,402
Short-Term Securities:	14,487,097	—	—	14,487,097
Options Purchased
Interest Rate Contracts	46,256	3,510,653	—	3,556,909
Unfunded Floating Rate Loan Interests(a)	—	19	—	19

	$22,348,732	$1,033,789,618	$9,857,287	$1,065,995,637

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$1,429,514	$—	$1,429,514
Forward foreign currency contracts	—	383,074	—	383,074
Interest rate contracts	45,970	1,724,465	—	1,770,435
Liabilities:
Credit contracts	—	(10,802)	—	(10,802)
Forward foreign currency contracts	—	(81,980)	—	(81,980)
Equity contracts	(449)	—	—	(449)
Interest rate contracts	(262,892)	(5,596,126)	—	(5,859,018)

	$(217,371)	$(2,151,855)	$—	$(2,369,226)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation).

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) August 31, 2018	BlackRock Core Bond Trust (BHK)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $316,215,734 are categorized as level 2 within the disclosure hierarchy.

During the year ended August 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening balance, as of August 31, 2017	$2,069,938	$7,166,469	$707,182	$2	$9,943,591
Transfers into Level 3(a)	—	—	115,719	—	115,719
Transfers out of Level 3(b)	(1,750,000)	—	(364,965)	—	(2,114,965)
Accrued discounts/premiums	(106,377)	—	2,570	—	(103,807)
Net realized gain (loss)	(53,196)	—	14,965	1	(38,230)
Net change in unrealized appreciation (depreciation)(c),(d)	88,441	(137,252)	18,090	(1)	(30,722)
Purchases	—	1,800,000	1,066,970	—	2,866,970
Sales	—	(462,317)	(318,951)	(1)	(781,269)

Closing balance, as of August 31, 2018	$248,806	$8,366,900	$1,241,580	$1	$9,857,287

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018(d)	$88,441	$(137,252)	$18,701	$(1)	$(30,111)

(a)

As of August 31, 2017, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2018, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2017, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2018, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $1,490,387. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs		Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Corporate Bonds	$8,366,900	Income	Credit Spread	(a)	135 — 310	237.98

(a)	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 3.8%

Banks — 0.1%
Bank of America Corp.	34,889	$1,079,117
JPMorgan Chase & Co.	8,805	1,008,877

		2,087,994
Capital Markets — 0.1%
Goldman Sachs Group, Inc.	4,184	994,997
Morgan Stanley	18,719	914,049

		1,909,046
Chemicals — 0.6%
Advanced Emissions Solutions, Inc.	168,580	1,925,183
Platform Specialty Products Corp.(a)	537,073	7,121,588

		9,046,771
Consumer Finance — 0.0%
Ally Financial, Inc.	2	54

Containers & Packaging — 0.2%
Crown Holdings, Inc.(a)	55,158	2,361,314

Diversified Financial Services — 0.6%
Concrete Investments II S.C.A.(b)	4,997	—
Kcad Holdings I Ltd.(a)(b)	2,223,465,984	8,426,936

		8,426,936
Diversified Telecommunication Services — 0.2%
CenturyLink, Inc.	109,245	2,333,473

Energy Equipment & Services — 0.1%
Laricina Energy Ltd.(a)(c)	211,764	13,225
Osum Oil Sands Corp.(a)(b)(c)	400,000	741,762

		754,987
Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.	57,580	2,060,788

Health Care Providers & Services — 0.1%
Tenet Healthcare Corp.(a)	9,450	318,654
Universal Health Services, Inc., Class B	13,160	1,712,906

		2,031,560
Hotels, Restaurants & Leisure — 1.0%
The Stars Group, Inc.(a)	512,716	14,560,349

IT Services — 0.2%
First Data Corp., Class A(a)	135,954	3,496,737

Machinery — 0.0%
Gates Industrial Corp. PLC(a)	18,410	335,614

Media — 0.1%
Altice USA, Inc., Class A	87,736	1,572,229
Emmis Communications Corp., Class A(a)	7,210	36,627

		1,608,856
Metals & Mining — 0.2%
Constellium NV, Class A(a)	285,624	3,327,520

Oil, Gas & Consumable Fuels — 0.0%
Halcon Resources Corp.(a)	112,050	513,189

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(a)	1,025	6,888

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a)	32,057	2,117,044

Total Common Stocks — 3.8% (Cost — $80,191,864)		56,979,120

Security		Par (000)	Value
Asset-Backed Securities — 4.1%
Accunia European CLO I BV, Series 1X, Class E, (3 mo. EURIBOR + 7.00%), 7.00%, 07/15/29(d)	EUR	1,400	$1,630,321
Allegro CLO II Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.85%), 6.20%, 01/21/27(d)(e)	USD	1,000	1,000,065
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, 1.00%, 10/21/28(e)(f)(g)		250	250,000
Allegro CLO VI Ltd., Series 2017-2A, Class D, 5.09%, 01/17/31(e)(f)		450	445,418
ALM Loan Funding(d)(e):
Series 2013-7R2A, Class BR, (3 mo. LIBOR US + 2.75%), 5.09%, 10/15/27		500	501,614
Series 2013-8A, Class CR, (3 mo. LIBOR US + 3.95%), 6.29%, 10/15/28		1,400	1,404,780
ALM VII R Ltd., Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.70%), 5.04%, 10/15/28(d)(e)		500	503,832
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A(e)(f):
Class CR2, 5.04%, 07/15/27		743	737,217
Class BR2, 4.24%, 07/15/27		500	496,772
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (3 mo. LIBOR US + 2.80%), 5.14%, 10/15/28(d)(e)		413	414,625
Anchorage Capital CLO Ltd.(f):
1.00%, 05/15/31(g)	EUR	203	227,385
Series 2014-3RA, Class D, 4.94%, 01/28/31(e)	USD	500	492,378
Series 2014-4RA, Class D, 4.94%, 01/28/31(e)		1,000	984,770
Series 2016-8A, Class DR, 5.34%, 07/28/28(e)		1,000	998,301
Apidos CLO XV, Series 2013-15A, Class CRR, 4.20%, 04/20/31(e)(f)		500	497,538
Apidos CLO XVIII, Series 2014-18A, Class CR, (3 mo. LIBOR US + 3.25%), 5.60%, 07/22/26(d)(e)		550	550,220
Apidos CLO XX, Series 2015-20A, Class BRR, 4.29%, 07/16/31(e)(f)		250	246,093
Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.95%), 8.29%, 01/15/27(d)(e)		750	750,244
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.75%), 6.09%, 07/28/29(d)(e)		500	505,483
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.25%), 5.59%, 10/17/24(d)(e)		350	349,996
Ares XXXIII CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 4.20%), 6.52%, 12/05/25(d)(e)		1,000	1,011,160
Ares XXXIIR CLO Ltd., Series 2014-32RA(e)(f):
Class B, 4.16%, 05/15/30		500	491,791
Class C, 5.26%, 05/15/30		500	495,310
Ares XXXVII CLO Ltd., Series 2015-4A(e)(f):
Class CR, 4.99%, 10/15/30		1,000	988,782
Class DR, 8.49%, 10/15/30		500	506,935
Atlas Senior Loan Fund X Ltd., Series 2018-10A(e)(f):
Class B, 3.84%, 01/15/31		400	394,568
Class D, 5.09%, 01/15/31		500	490,502
Ballyrock CLO Ltd., Series 2016-1A, Class C, (3 mo. LIBOR US + 2.70%), 5.04%, 10/15/28(d)(e)		1,000	1,004,090
BlueMountain CLO Ltd., Series 2016-1A, Class BR, 3.70%, 04/20/27(e)(f)		850	842,642
Cairn CLO VII BV, Series 2016-7X, Class E, (3 mo. EURIBOR + 6.35%), 6.35%, 01/31/30(d)	EUR	900	1,051,866
Carlyle Global Market Strategies CLO Ltd.(d)(e):
Series 2012-4A, Class DR, (3 mo. LIBOR US + 4.10%), 6.45%, 01/20/29	USD	500	503,982
Series 2016-3A, Class D, (3 mo. LIBOR US + 7.00%), 9.35%, 10/20/29		500	505,244
Series 2017-1A, Class D, (3 mo. LIBOR US + 6.00%), 8.35%, 04/20/31		500	503,894
Carlyle US CLO Ltd., Series 2017-2A, Class C, (3 mo. LIBOR US + 3.70%), 6.05%, 07/20/31(d)(e)		500	505,133

SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Cedar Funding Ltd., Series 2017-8A, Class D, 5.59%, 10/17/30(e)(f)	USD	535	$536,843
Cent CLO 17 Ltd., Series C17A(e)(f):
Class BR, 4.20%, 04/30/31		500	497,474
Class DR, 8.35%, 04/30/31		750	749,770
CIFC Funding I Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.50%), 5.85%, 04/23/29(d)(e)		500	503,993
CIFC Funding Ltd.(e)(f):
Series 2014-2RA, Class A3, 4.01%, 04/24/30		500	499,770
Series 2018-1A, Class C, 3.91%, 04/18/31		500	497,502
Series 2018-4A, Class B, 1.00%, 10/17/31(g)		250	250,000
CIFC Funding V Ltd., Series 2014-5A, Class CR, (3 mo. LIBOR US + 2.70%), 5.04%, 01/17/27(d)(e)		750	751,397
Dryden 37 Senior Loan Fund, Series 2015-37A, Class DR, 4.84%, 01/15/31(e)(f)		500	489,914
Dryden Senior Loan Fund(d)(e):
Series 2014-36A, Class DR, (3 mo. LIBOR US + 4.24%), 6.58%, 01/15/28		1,500	1,512,094
Series 2017-50A, Class C, (3 mo. LIBOR US + 2.25%), 4.59%, 07/15/30		500	501,416
Fillmore Park CLO Ltd., Series 2018-1A, Class D, 5.15%, 07/15/30(e)(f)		500	495,421
Galaxy XXV CLO Ltd., Series 2018-25A, Class D, 1.00%, 10/15/31(e)(f)(g)		250	250,000
Galaxy XXVII CLO Ltd., Series 2018-27A, Class D, 5.07%, 05/16/31(e)(f)		500	491,514
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class C, 4.34%, 04/20/30(e)(f)		550	545,249
Greenwood Park CLO Ltd., Series 2018-1A, Class D, 4.53%, 04/15/31(e)(f)		500	488,288
Highbridge Loan Management Ltd.(e):
Series 12A-18, Class B, 4.22%, 07/18/31(f)		750	730,273
Series 5A-2015, Class C1R, (3 mo. LIBOR US + 2.10%), 4.44%, 01/29/26(d)		500	500,230
Series 5A-2015, Class D1R, (3 mo. LIBOR US + 3.30%), 5.64%, 01/29/26(d)		500	500,381
Series 5A-2015, Class D2R, (3 mo. LIBOR US + 3.30%), 5.64%, 01/29/26(d)		500	500,381
Series 8A-2016, Class CR, 4.30%, 07/20/30(f)		500	496,135
LCM XV LP, Series 15A, Class CR, (3 mo. LIBOR US + 2.40%), 4.75%, 07/20/30(d)(e)		500	502,077
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, 4.24%, 04/19/30(e)(f)		500	499,340
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.25%), 5.60%, 07/20/26(d)(e)		500	501,432
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.45%), 5.79%, 01/27/26(d)(e)		500	500,721
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, (3 mo. LIBOR US + 5.50%), 7.85%, 04/20/26(d)(e)		500	501,060
Madison Park Funding XXV Ltd., Series 2017-25A, Class B, (3 mo. LIBOR US + 2.35%), 4.69%, 04/25/29(d)(e)		550	551,175
Mill Creek II CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.75%), 10.10%, 04/20/28(d)(e)		500	500,805
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class D, 4.84%, 01/15/28(e)(f)		500	498,181
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (3 mo. LIBOR US + 3.65%), 6.00%, 04/22/29(d)(e)		500	504,494

Security		Par (000)	Value
Asset-Backed Securities (continued)
Neuberger Berman CLO XVIII Ltd., Series 2014-18A(d)(e):
Class BR, (3 mo. LIBOR US + 2.55%), 4.87%, 11/14/27	USD	500	$501,187
Class CR, (3 mo. LIBOR US + 4.25%), 6.57%, 11/14/27		1,500	1,509,165
OCP CLO Ltd., Series 2015-8A, Class CR, 5.14%, 04/17/27(e)(f)		250	250,419
Octagon Investment Partners Ltd.(e)(f):
Series 2013-1A, Class A1R2, 3.34%, 01/25/31		1,500	1,498,281
Series 2013-1A, Class BR2, 3.74%, 01/25/31		500	496,331
Series 2013-1A, Class CR2, 4.04%, 01/25/31		750	737,325
Series 2016-1A, Class DR, 5.19%, 07/15/30		500	499,985
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, 5.10%, 01/22/30(e)(f)		1,000	987,788
Octagon Investment Partners XXXII Ltd., Series 2017-1A, Class E, 8.54%, 07/15/29(e)(f)		500	508,989
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(e)		200	201,007
OZLM IX Ltd., Series 2014-9A Class CR, (3 mo. LIBOR US + 3.55%), 5.90%, 01/20/27(d)(e)		1,000	1,001,048
OZLM VI Ltd., Series 2014-6A(e)(f):
Class B1S, 4.44%, 04/17/31		500	500,551
Class CS, 5.47%, 04/17/31		500	501,074
OZLM XIX Ltd., Series 2017-19A, Class C, 5.44%, 11/22/30(e)(f)		500	501,966
OZLM XX Ltd., Series 2018-20A(e)(f):
Class B, 4.11%, 04/20/31		500	497,380
Class C, 5.11%, 04/20/31		750	742,878
OZLME III DAC, Series 3X, Class E, 4.80%, 08/24/30(f)	EUR	200	224,015
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, 4.11%, 08/23/31(e)(f)	USD	500	499,128
Rockford Tower CLO Ltd.(e)(f):
Series 2018-1A, Class B, 3.98%, 05/20/31		600	597,962
Series 2018-1A, Class D, 5.26%, 05/20/31		500	495,227
Series 2018-2A, Class C, 4.63%, 10/20/31(g)		250	250,000
Sound Point CLO III Ltd., Series 2013-2RA, Class C, 4.25%, 04/15/29(e)(f)		500	497,948
Stewart Park CLO Ltd., Series 2015-1A, Class DR, 4.94%, 01/15/30(e)(f)		1,000	987,651
Symphony CLO XII Ltd., Series 2013-12A, Class DR, (3 mo. LIBOR US + 3.25%), 5.59%, 10/15/25(d)(e)		1,000	1,000,980
TICP CLO XI Ltd., Series 2018-11A(b)(e)(f)(g):
Class C, 1.00%, 10/20/31		250	250,000
Class D, 1.00%, 10/20/31		250	250,000
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.25%), 6.60%, 01/20/29(d)(e)		750	759,661
Voya CLO Ltd.(e):
Series 2014-1A, Class BR2, 4.23%, 04/18/31(f)		500	500,656
Series 2016-3A, Class C, (3 mo. LIBOR US + 3.85%), 6.18%, 10/18/27(d)		1,000	1,000,025
Series 2016-3A, Class D, (3 mo. LIBOR US + 6.85%), 9.18%, 10/18/27(d)		500	500,047
Webster Park CLO Ltd., Series 2015-1A, Class CR, 5.25%, 07/20/30(e)(f)		500	495,052
Westcott Park CLO Ltd., Series 2016-1A(d)(e):
Class D, (3 mo. LIBOR US + 4.35%), 6.70%, 07/20/28		500	506,535
Class E, (3 mo. LIBOR US + 7.20%), 9.55%, 07/20/28		500	507,681
York CLO 1 Ltd., Series 2014-1A (e)(f)(g):
Class BRR, 1.00%, 10/22/29		250	250,000
Class CRR, 1.00%, 10/22/29(b)		500	500,000

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
York CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.95%, 10/20/29(d)(e)	USD	500	$504,253
York CLO-3 Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 6.40%), 8.75%, 10/20/29(d)(e)		500	506,065

Total Asset-Backed Securities — 4.1% (Cost — $60,399,246)			60,648,541

Corporate Bonds — 112.0%

Aerospace & Defense — 3.6%
Arconic, Inc.:
6.15%, 08/15/20		1,540	1,601,600
5.87%, 02/23/22		705	732,918
5.13%, 10/01/24		4,924	4,946,158
5.90%, 02/01/27		2,564	2,596,306
BBA US Holdings, Inc., 5.38%, 05/01/26(e)		1,733	1,737,332
Bombardier, Inc.(e):
7.75%, 03/15/20		1,434	1,505,700
8.75%, 12/01/21		3,400	3,740,000
6.00%, 10/15/22		1,369	1,372,423
6.13%, 01/15/23		3,438	3,463,785
7.50%, 12/01/24		5,041	5,299,351
7.50%, 03/15/25		3,916	4,023,690
7.45%, 05/01/34		686	699,720
EnPro Industries, Inc., 5.88%, 09/15/22		978	996,338
KLX, Inc., 5.88%, 12/01/22(e)		5,590	5,785,650
Koppers, Inc., 6.00%, 02/15/25(e)		1,190	1,195,950
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(e)		1,357	1,401,103
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(e)		1,541	1,591,082
TDC A/S, 3.75%, 03/02/22	EUR	290	368,596
TransDigm UK Holdings PLC, 6.88%, 05/15/26(e)	USD	1,966	2,017,254
TransDigm, Inc.:
6.00%, 07/15/22		3,518	3,553,180
6.50%, 07/15/24		3,082	3,132,082
6.50%, 05/15/25		430	437,525
6.38%, 06/15/26		912	921,690

			53,119,433
Air Freight & Logistics — 0.2%
XPO Logistics, Inc., 6.50%, 06/15/22(e)		2,454	2,534,908

Airlines — 0.3%
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 05/15/23		2,779	2,853,283
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18(e)		839	842,084

			3,695,367
Auto Components — 1.1%
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	561	608,431
Allison Transmission, Inc., 5.00%, 10/01/24(e)	USD	827	814,595
Federal-Mogul LLC/Federal-Mogul Financing Corp., 5.00%, 07/15/24	EUR	290	356,628
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24		400	501,267
Fiat Chrysler Finance Europe, 4.75%, 07/15/22		367	476,569
Fiat Chrysler Finance Europe SA, 6.75%, 10/14/19		160	199,026
GKN Holdings PLC, 3.38%, 05/12/32	GBP	405	537,147
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23	EUR	305	363,605
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	471	442,151
HP Pelzer Holding GmbH, 4.13%, 04/01/24	EUR	503	586,047
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 08/01/20	USD	140	142,408

Security		Par (000)	Value
Auto Components (continued)
6.25%, 02/01/22	USD	1,452	$1,491,785
6.75%, 02/01/24		1,586	1,637,545
6.38%, 12/15/25		982	994,275
IHO Verwaltungs GmbH(h):
(2.75% Cash or 3.50% PIK), 2.75%, 09/15/21	EUR	262	308,712
(3.25% Cash or 4.00% PIK), 3.25%, 09/15/23		615	731,608
(3.75% Cash or 4.50% PIK), 3.75%, 09/15/26		225	267,938
(4.50% Cash or 5.25% PIK), 4.50%, 09/15/23(e)	USD	1,367	1,325,990
Schaeffler Finance BV, 4.75%, 05/15/23(e)		1,440	1,454,400
Tesla, Inc., 5.30%, 08/15/25(e)		3,044	2,633,060
Volvo Car AB, 2.00%, 01/24/25	EUR	400	459,605

			16,332,792
Banks — 1.1%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(i)		710	872,575
Banco BPM SpA, 1.75%, 04/24/23		280	303,699
Banco Espirito Santo SA(a)(j):
4.75%, 01/15/19		1,900	634,060
4.00%, 01/21/19		1,100	376,663
Banco Popolare, 2.75%, 07/27/20		800	935,483
Banco Popolare di Milano Sarl, 4.25%, 01/30/19		200	234,594
Bank of Ireland (5 year EUR Swap + 3.55%), 4.25%, 06/11/24(i)		540	642,192
Bank of Ireland Group PLC, 3.13%, 09/19/27(f)	GBP	100	125,490
Bankia SA(i):
(5 year EUR Swap + 3.17%), 4.00%, 05/22/24	EUR	700	828,405
(5 year EUR Swap + 3.35%), 3.38%, 03/15/27		200	237,544
Barclays PLC:
4.38%, 09/11/24	USD	3,020	2,931,071
5.20%, 05/12/26		800	790,489
CaixaBank SA(i):
(5 year EUR Swap + 3.35%), 3.50%, 02/15/27	EUR	200	243,664
(5 year EUR Swap + 2.35%), 2.75%, 07/14/28		100	117,767
CIT Group, Inc.:
5.00%, 08/15/22	USD	278	283,560
5.00%, 08/01/23		404	410,565
5.25%, 03/07/25		902	917,221
6.13%, 03/09/28		634	662,530
6.00%, 04/01/36		2,800	2,674,000
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	100	119,352
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(f)		200	231,307
Intesa Sanpaolo SpA:
2.13%, 08/30/23		450	520,302
6.63%, 09/13/23		956	1,257,996
Swedbank AB (5 year USD Swap + 3.77%), 5.50%(i)(k)	USD	200	199,733

			16,550,262
Beverages — 0.2%
ARD Finance SA, (6.63% Cash or 7.38% PIK), 6.63%, 09/15/23(h)	EUR	200	239,114
BWAY Holding Co.:
4.75%, 04/15/24		423	503,690
7.25%, 04/15/25(e)	USD	393	383,175
Horizon Parent Holdings Sarl, (8.25% Cash or 9.00% PIK), 8.25%, 02/15/22(h)	EUR	350	425,357
OI European Group BV:
4.00%, 03/15/23(e)	USD	1,494	1,417,432
3.13%, 11/15/24	EUR	175	208,409
Silgan Holdings Inc., 3.25%, 03/15/25		230	274,101

			3,451,278
Biotechnology — 0.0%
Senvion Holding GmbH, 3.88%, 10/25/22		601	609,642

SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Building Materials — 0.1%
Jeld-Wen, Inc., 4.63%, 12/15/25(e)	USD	823	$767,447
Titan Global Finance PLC:
3.50%, 06/17/21	EUR	400	485,124
2.38%, 11/16/24		346	387,820

			1,640,391
Building Products — 1.1%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(e)	USD	860	883,650
Beacon Escrow Corp., 4.88%, 11/01/25(e)		1,908	1,760,130
BMBG Bond Finance SCA, 3.00%, 06/15/21	EUR	225	264,158
Building Materials Corp. of America, 6.00%, 10/15/25(e)	USD	2,308	2,360,345
CPG Merger Sub LLC, 8.00%, 10/01/21(e)		2,165	2,197,475
Jeld-Wen, Inc., 4.88%, 12/15/27(e)		129	120,293
Masonite International Corp.(e):
5.63%, 03/15/23		2,959	3,025,578
5.75%, 09/15/26		989	998,890
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(e)		665	682,250
Standard Industries, Inc.(e):
5.50%, 02/15/23		768	785,510
5.38%, 11/15/24		1,239	1,240,549
USG Corp.(e):
5.50%, 03/01/25		904	924,340
4.88%, 06/01/27		1,586	1,605,365

			16,848,533
Cable Television Services — 0.0%
CB Escrow Corp., 8.00%, 10/15/25(e)		703	623,913

Capital Markets — 1.2%
Blackstone CQP Holdco LP(e):
6.50%, 03/20/21		13,913	13,952,688
6.00%, 08/18/21		2,265	2,242,783
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(e)		598	616,688
LPL Holdings, Inc., 5.75%, 09/15/25(e)		323	315,733
NFP Corp., 6.88%, 07/15/25(e)		559	547,820

			17,675,712
Chemicals — 4.0%
Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(e)(h)		1,632	1,636,080
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(e)		4,500	4,432,500
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	185	222,083
Axalta Coating Systems LLC, 4.88%, 08/15/24(e)	USD	1,451	1,441,931
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		2,534	2,872,922
10.00%, 10/15/25		2,030	2,349,725
CF Industries, Inc.:
5.15%, 03/15/34		540	508,950
4.95%, 06/01/43		1,517	1,331,926
Chemours Co.:
6.63%, 05/15/23		194	203,215
7.00%, 05/15/25		1,387	1,480,623
The Chemours Co., 4.00%, 05/15/26	EUR	1,156	1,351,756
Chemours Co., 5.38%, 05/15/27	USD	1,903	1,869,698
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50%, 05/01/25(e)		594	592,515
Hexion, Inc., 10.38%, 02/01/22(e)		1,360	1,338,281
Huntsman International LLC, 5.13%, 11/15/22		1,445	1,490,156
INEOS Finance PLC, 4.00%, 05/01/23	EUR	448	530,487
INEOS Group Holdings SA, 5.38%, 08/01/24		200	244,106
Kronos International, Inc., 3.75%, 09/15/25		432	491,415

Security		Par (000)	Value
Chemicals (continued)
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	6,758	$7,214,165
NOVA Chemicals Corp., 4.88%, 06/01/24(e)		1,815	1,774,163
OCI NV, 5.00%, 04/15/23	EUR	290	353,533
Olin Corp.:
5.13%, 09/15/27	USD	530	524,700
5.00%, 02/01/30		109	104,095
Platform Specialty Products Corp.(e):
6.50%, 02/01/22		11,189	11,440,752
5.88%, 12/01/25		4,815	4,778,887
PQ Corp.(e):
6.75%, 11/15/22		2,337	2,442,165
5.75%, 12/15/25		3,056	3,010,160
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	594	723,098
WR Grace & Co-Conn, 5.13%, 10/01/21(e)	USD	2,483	2,551,282

			59,305,369
Commercial Services & Supplies — 2.1%
ADT Corp.:
3.50%, 07/15/22		2,256	2,134,740
4.13%, 06/15/23		1,637	1,557,196
4.88%, 07/15/32(e)		3,265	2,660,975
Advanced Disposal Services, Inc., 5.63%, 11/15/24(e)		1,319	1,319,000
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(e)		1,088	1,068,960
CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/25(e)		2,453	2,354,880
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22(e)		444	459,540
Harland Clarke Holdings Corp., 8.38%, 08/15/22(e)		2,752	2,580,000
KAR Auction Services, Inc., 5.13%, 06/01/25(e)		3,528	3,457,440
Mobile Mini, Inc., 5.88%, 07/01/24		3,503	3,555,545
Paprec Holding SA, 4.00%, 03/31/25	EUR	187	219,180
Park Aerospace Holdings Ltd.(e):
3.63%, 03/15/21	USD	1,473	1,447,223
5.25%, 08/15/22		2,560	2,608,000
5.50%, 02/15/24		15	15,413
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(e)		1,289	1,276,110
United Rentals North America, Inc.:
5.75%, 11/15/24		1,354	1,397,599
5.50%, 05/15/27		1,128	1,125,180
Verisure Holding AB, 6.00%, 11/01/22	EUR	167	200,773
Waste Pro USA, Inc., 5.50%, 02/15/26(e)	USD	828	799,020
Wrangler Buyer Corp., 6.00%, 10/01/25(e)		1,213	1,170,545

			31,407,319
Communications Equipment — 1.5%
CommScope Technologies LLC(e):
6.00%, 06/15/25		147	152,145
5.00%, 03/15/27		1,825	1,774,813
CommScope, Inc.(e):
5.00%, 06/15/21		2,278	2,289,390
5.50%, 06/15/24		1,804	1,826,550
Nokia OYJ:
3.38%, 06/12/22		714	697,849
4.38%, 06/12/27		852	818,985
6.63%, 05/15/39		3,486	3,747,450
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		2,128	2,193,266
6.38%, 05/15/25		2,099	2,193,455
5.75%, 01/15/27(e)		6,851	6,868,127

			22,562,030
Construction & Engineering — 1.3%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(e)		8,405	8,825,250

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Construction & Engineering (continued)
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(e)	USD	2,581	$2,651,977
Engility Corp., 8.88%, 09/01/24		1,728	1,844,640
frontdoor, Inc., 6.75%, 08/15/26(e)		913	934,684
Pisces Midco, Inc., 8.00%, 04/15/26(e)		1,300	1,332,500
SPIE SA, 3.13%, 03/22/24	EUR	300	349,924
SRS Distribution, Inc., 8.25%, 07/01/26(e)	USD	1,500	1,410,000
Tutor Perini Corp., 6.88%, 05/01/25(e)		1,357	1,380,748
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25		474	447,930

			19,177,653
Construction Materials — 1.3%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(e)		1,737	1,739,084
Autodis SA:
(3 mo. EURIBOR + 4.38%), 4.38%, 05/01/22(d)	EUR	247	289,642
4.38%, 05/01/22		150	176,613
HD Supply, Inc., 5.75%, 04/15/24(e)(l)	USD	11,072	11,639,440
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	220	270,687
Navistar International Corp., 6.63%, 11/01/25(e)	USD	1,781	1,852,240
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(e)		1,106	1,187,568
Rexel SA, 3.50%, 06/15/23	EUR	461	556,269
Williams Scotsman International, Inc.(e):
7.88%, 12/15/22	USD	771	794,130
6.88%, 08/15/23		1,157	1,146,876

			19,652,549
Consumer Discretionary — 0.6%
AA Bond Co. Ltd.:
4.25%, 07/31/43	GBP	100	133,880
4.88%, 07/31/43		280	366,221
Blitz F18-674 GmbH, 6.00%, 07/30/26	EUR	280	326,424
Live Nation Entertainment, Inc., 4.88%, 11/01/24(e)	USD	296	291,190
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(e)		538	521,860
ServiceMaster Co. LLC, 5.13%, 11/15/24(e)		606	595,395
Staples, Inc., 8.50%, 09/15/25(e)		1,356	1,281,284
Viking Cruises Ltd.(e):
6.25%, 05/15/25		1,065	1,075,650
5.88%, 09/15/27		4,490	4,411,425

			9,003,329
Consumer Finance — 2.8%
Alliance Data Systems Corp.(e):
5.88%, 11/01/21		3,207	3,279,157
5.38%, 08/01/22		2,329	2,340,645
Ally Financial, Inc.:
5.13%, 09/30/24		1,230	1,257,675
8.00%, 11/01/31		11,400	13,936,500
Iron Mountain UK PLC, 3.88%, 11/15/25	GBP	180	220,526
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(h)	EUR	1,037	1,199,925
Navient Corp.:
6.63%, 07/26/21	USD	1,454	1,513,977
6.50%, 06/15/22		2,048	2,117,734
5.50%, 01/25/23		932	921,506
7.25%, 09/25/23		1,100	1,160,500
5.88%, 10/25/24		375	362,813
6.75%, 06/25/25		423	421,943
6.75%, 06/15/26		1,340	1,314,875
5.63%, 08/01/33		1,821	1,529,640
Nexi Capital SpA, 3.63%, 05/01/23(f)	EUR	317	366,118
Springleaf Finance Corp.:
6.13%, 05/15/22	USD	490	503,475

Security		Par (000)	Value
Consumer Finance (continued)
6.88%, 03/15/25	USD	2,211	$2,211,663
7.13%, 03/15/26		3,414	3,397,169
Verscend Escrow Corp., 9.75%, 08/15/26(e)		3,311	3,392,782

			41,448,623
Containers & Packaging — 2.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 05/15/23	EUR	275	333,057
4.63%, 05/15/23(e)	USD	4,114	4,078,002
6.75%, 05/15/24	EUR	450	564,464
7.25%, 05/15/24(e)	USD	7,787	8,186,084
4.75%, 07/15/27(e)	GBP	427	539,075
4.75%, 07/15/27		362	457,014
Ball Corp., 4.00%, 11/15/23	USD	1,606	1,567,858
BWAY Holding Co., 5.50%, 04/15/24(e)		4,925	4,894,219
Crown Americas LLC/Crown Americas Capital Corp.:
4.75%, 02/01/26(e)		2,288	2,196,480
4.25%, 09/30/26		1,150	1,055,125
Crown European Holdings SA, 3.38%, 05/15/25	EUR	303	364,545
Mercer International, Inc.:
6.50%, 02/01/24	USD	1,446	1,482,150
5.50%, 01/15/26(e)		767	747,825
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20		6,255	6,262,439
5.13%, 07/15/23(e)		397	395,511
7.00%, 07/15/24(e)		4,826	4,903,216
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	150	180,119
Sealed Air Corp.:
4.50%, 09/15/23		560	734,230
6.88%, 07/15/33(e)	USD	700	756,000
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26	EUR	526	625,744

			40,323,157
Diversified Consumer Services — 1.5%
APX Group, Inc.:
8.75%, 12/01/20	USD	1,915	1,915,000
7.88%, 12/01/22		1,649	1,684,041
Ascend Learning LLC, 6.88%, 08/01/25(e)		1,852	1,870,520
Carriage Services, Inc., 6.63%, 06/01/26(e)		958	974,765
Cognita Financing PLC, 7.75%, 08/15/21	GBP	225	298,265
Graham Holdings Co., 5.75%, 06/01/26(e)	USD	1,087	1,111,457
Laureate Education, Inc., 8.25%, 05/01/25(e)		591	637,541
Matthews International Corp., 5.25%, 12/01/25(e)		132	127,050
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	392	520,278
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2(e)	USD	10,996	11,780,015
Promontoria Holding 264 BV, 6.75%, 08/15/23	EUR	225	260,934
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(e)	USD	1,406	1,353,275

			22,533,141
Diversified Financial Services — 1.8%
Arrow Global Finance PLC:
5.13%, 09/15/24	GBP	325	385,532
(3 mo. EURIBOR + 2.88%), 2.88%, 04/01/25(d)	EUR	254	274,071
3.75%, 03/01/26(f)		117	129,968
Banca IFIS SpA:
2.00%, 04/24/23		210	228,490
4.50%, 10/17/27(f)		215	228,410
Barclays PLC (5 year EUR Swap + 2.45%), 2.63%, 11/11/25(i)		200	234,308
BNP Paribas SA, 7.00%(e)(f)(k)	USD	325	325,000
Cabot Financial Luxembourg SA:
6.50%, 04/01/21	GBP	100	130,190

SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Financial Services (continued)
7.50%, 10/01/23	GBP	420	$533,586
Credit Suisse Group AG, 7.50%(e)(f)(k)	USD	1,075	1,111,550
DPL, Inc., 7.25%, 10/15/21		230	248,975
FS Energy & Power Fund, 7.50%, 08/15/23(e)		1,622	1,660,036
Garfunkelux Holdco 3 SA, 4.50%, 09/01/23(f)	EUR	220	227,939
HSBC Holdings PLC, 6.25%(f)(k)	USD	1,820	1,826,916
Intrum Justitia AB:
2.75%, 07/15/22	EUR	437	493,757
3.13%, 07/15/24		110	121,636
Jefferies Finance LLC/JFIN Co-Issuer Corp.(e):
7.38%, 04/01/20	USD	2,695	2,742,163
6.88%, 04/15/22		2,552	2,577,520
Lehman Brother Holding Escrow, 1.00%, 09/22/18(f)		430	12,728
Lehman Brothers Holdings, Inc.(f):
5.38%, 10/17/18	EUR	350	13,813
4.75%, 01/16/19		1,890	74,590
1.00%, 02/05/19		3,950	155,889
1.00%, 12/31/49	USD	1,535	45,436
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(h)	EUR	584	674,571
Lincoln Finance Ltd., 6.88%, 04/15/21		100	120,149
MSCI, Inc., 5.25%, 11/15/24(e)	USD	683	701,783
Pershing Square Holdings Ltd., 5.50%, 07/15/22(e)		2,100	2,121,105
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(e)		2,905	2,825,112
Travelport Corporate Finance PLC, 6.00%, 03/15/26(e)		1,106	1,125,355
UniCredit SpA:
6.95%, 10/31/22	EUR	375	494,292
(5 year EUR Swap + 4.10%), 5.75%, 10/28/25(i)		900	1,092,026
(5 year EUR Swap + 4.32%), 4.38%, 01/03/27(i)		567	666,354
Vantiv LLC/Vanity Issuer Corp.(e):
3.88%, 11/15/25	GBP	357	450,105
4.38%, 11/15/25	USD	1,168	1,112,520
Verisure Midholding AB, 5.75%, 12/01/23	EUR	550	642,728
WMG Acquisition Corp.:
4.13%, 11/01/24		550	660,023
5.50%, 04/15/26(e)	USD	776	762,420

			27,231,046
Diversified Telecommunication Services — 3.2%
CenturyLink, Inc.:
5.63%, 04/01/25		314	306,935
Series P, 7.60%, 09/15/39		54	48,330
Series S, 6.45%, 06/15/21		5,263	5,473,520
Series U, 7.65%, 03/15/42		743	664,985
Series W, 6.75%, 12/01/23		400	417,000
Series Y, 7.50%, 04/01/24		2,797	2,992,790
Cincinnati Bell, Inc., 7.00%, 07/15/24(e)		2,236	1,967,680
Embarq Corp., 8.00%, 06/01/36		2,014	1,963,650
Frontier Communications Corp.:
7.13%, 03/15/19		1,445	1,450,419
10.50%, 09/15/22		908	799,040
11.00%, 09/15/25		7,041	5,386,365
Level 3 Financing, Inc.:
5.38%, 08/15/22		243	245,430
5.63%, 02/01/23		1,971	1,995,066
5.13%, 05/01/23		1,292	1,289,209
5.38%, 01/15/24		1,521	1,521,000
5.38%, 05/01/25		2,469	2,438,137
5.25%, 03/15/26		5,020	4,920,102
OTE PLC, 3.50%, 07/09/20	EUR	370	448,847
Qwest Corp., 6.75%, 12/01/21	USD	680	728,481
SoftBank Group Corp.:
(5 year USD ICE Swap + 4.85%), 6.88%(i)(k)		1,935	1,751,175

Security		Par (000)	Value
Diversified Telecommunication Services (continued)
4.00%, 04/20/23	EUR	637	$775,628
4.75%, 07/30/25		315	378,099
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	831	843,465
6.00%, 09/30/34		6,575	6,475,060
7.72%, 06/04/38		134	146,730
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	280	442,444
Telecom Italia SpA:
1.13%, 03/26/22(m)		300	332,283
3.25%, 01/16/23		300	366,442
5.88%, 05/19/23	GBP	400	571,247
3.63%, 01/19/24	EUR	200	247,535
Telecom Italia SpA/Milano, 2.88%, 01/28/26		265	305,690

			47,692,784
Electric Utilities — 0.2%
AES Corp., 5.50%, 04/15/25	USD	628	645,270
NextEra Energy Operating Partners LP(e):
4.25%, 09/15/24		949	925,275
4.50%, 09/15/27		276	262,200
Talen Energy Supply LLC, 6.50%, 06/01/25		1,782	1,327,590

			3,160,335
Electrical Equipment — 0.1%
Areva SA, 4.88%, 09/23/24	EUR	550	678,313

Electronic Equipment, Instruments & Components — 0.9%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23	USD	3,624	3,696,480
5.50%, 12/01/24		6,605	6,869,200
5.00%, 09/01/25		714	709,538
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	470	562,617
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26(e)	USD	1,110	1,147,463
Itron, Inc., 5.00%, 01/15/26(e)		231	220,189

			13,205,487
Energy Equipment & Services — 2.1%
Calfrac Holdings LP, 8.50%, 06/15/26(e)		951	905,828
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50%, 04/01/25(e)		2,137	2,153,027
Ensco PLC:
4.50%, 10/01/24		336	278,880
5.20%, 03/15/25		839	701,614
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(e)		2,780	2,807,800
McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.63%, 05/01/24(e)		1,560	1,659,918
Noble Holding International Ltd., 7.95%, 04/01/25		292	277,400
Oceaneering International, Inc., 4.65%, 11/15/24		432	411,033
Pattern Energy Group, Inc., 5.88%, 02/01/24(e)		935	942,013
Pioneer Energy Services Corp., 6.13%, 03/15/22		1,431	1,252,125
Precision Drilling Corp.:
6.50%, 12/15/21		423	429,236
5.25%, 11/15/24		600	571,500
SESI LLC, 7.75%, 09/15/24		1,389	1,437,615
Transocean, Inc.:
8.38%, 12/15/21		1,185	1,270,912
5.80%, 10/15/22		1,573	1,557,270
9.00%, 07/15/23(e)		5,675	6,121,906
6.80%, 03/15/38		703	579,096
Trinidad Drilling Ltd., 6.63%, 02/15/25(e)		1,742	1,724,580
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26(e)		1,705	1,764,675

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Energy Equipment & Services (continued)
Weatherford International Ltd.:
7.75%, 06/15/21	USD	3,966	$3,886,680
8.25%, 06/15/23		914	850,020

			31,583,128
Environmental, Maintenance, & Security Service — 0.3%
Hulk Finance Corp., 7.00%, 06/01/26(e)		1,654	1,587,840
Tervita Escrow Corp., 7.63%, 12/01/21(e)		2,397	2,483,891

			4,071,731
Equity Real Estate Investment Trusts (REITs) — 1.6%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(e)		985	997,313
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		1,684	1,637,690
5.13%, 05/01/26(e)		1,426	1,427,782
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		350	345,625
iStar, Inc.:
4.63%, 09/15/20		221	219,895
6.00%, 04/01/22		529	533,629
5.25%, 09/15/22		596	590,040
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(e)		1,260	1,285,200
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		8,085	8,317,444
4.50%, 09/01/26		2,860	2,724,150
4.50%, 01/15/28		2,133	1,966,413
MPT Operating Partnership LP/MPT Finance Corp.:
6.38%, 03/01/24		156	164,471
5.50%, 05/01/24		250	253,125
5.00%, 10/15/27		1,089	1,067,220
NH Hotel Group SA, 3.75%, 10/01/23	EUR	262	318,212
Starwood Property Trust, Inc., 5.00%, 12/15/21	USD	1,695	1,707,712

			23,555,921
Food & Staples Retailing — 0.3%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		874	843,410
5.75%, 03/15/25		1,011	914,955
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	225	295,317
Casino Guichard Perrachon SA:
4.56%, 01/25/23	EUR	200	208,949
4.50%, 03/07/24		400	408,069
Post Holdings, Inc., 5.63%, 01/15/28(e)	USD	484	467,665
Rite Aid Corp., 6.13%, 04/01/23(e)		1,475	1,323,370
Tesco PLC, 5.00%, 03/24/23	GBP	100	143,056

			4,604,791
Food Products — 1.1%
Acosta, Inc., 7.75%, 10/01/22(e)	USD	863	390,507
Aramark Services, Inc.:
5.13%, 01/15/24		1,104	1,121,101
5.00%, 02/01/28(e)		2,829	2,768,884
B&G Foods, Inc., 5.25%, 04/01/25		971	943,084
Boparan Finance PLC, 5.50%, 07/15/21	GBP	200	238,547
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(e)	USD	1,818	1,531,665
JBS USA LUX SA/JBS USA Finance, Inc.(e):
5.88%, 07/15/24		1,140	1,097,250
5.75%, 06/15/25		5,217	4,930,065
Post Holdings, Inc.(e):
5.50%, 03/01/25		1,572	1,568,070
5.75%, 03/01/27		1,161	1,146,487

Security		Par (000)	Value
Food Products (continued)
Simmons Foods, Inc., 7.75%, 01/15/24(e)	USD	784	$805,560

			16,541,220
Forest Products — 0.1%
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(e)		2,106	2,021,760

Health Care Equipment & Supplies — 2.3%
Avantor, Inc.:
4.75%, 10/01/24	EUR	126	150,274
6.00%, 10/01/24(e)	USD	8,523	8,650,845
9.00%, 10/01/25(e)		3,102	3,198,937
Crimson Merger Sub, Inc., 6.63%, 05/15/22(e)		9,068	8,897,975
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(e)		7,102	7,334,946
Immucor, Inc., 11.13%, 02/15/22(e)		1,380	1,383,450
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(e):
4.88%, 04/15/20		1,110	1,105,837
5.75%, 08/01/22		2,442	2,277,165
5.63%, 10/15/23		34	30,303
5.50%, 04/15/25		916	782,035
Teleflex, Inc., 4.88%, 06/01/26		684	673,740

			34,485,507
Health Care Providers & Services — 6.8%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		408	410,040
5.63%, 02/15/23		974	993,480
6.50%, 03/01/24		1,734	1,796,858
AHP Health Partners, Inc., 9.75%, 07/15/26(e)		1,052	1,101,970
Amsurg Corp., 5.63%, 07/15/22		4,779	4,898,475
Centene Corp.:
4.75%, 05/15/22		2,467	2,510,173
5.38%, 06/01/26(e)		8,250	8,516,722
CHS/Community Health Systems, Inc., 8.63%, 01/15/24(e)		2,324	2,422,770
Constantin Investissement 3 SASU, 5.38%, 04/15/25	EUR	100	108,820
DaVita, Inc., 5.00%, 05/01/25	USD	1,938	1,836,255
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(e)(h)		1,776	1,798,200
Envision Healthcare Corp.(e):
5.13%, 07/01/22		373	378,595
6.25%, 12/01/24		1,060	1,131,550
HCA, Inc.:
4.75%, 05/01/23		418	424,793
5.00%, 03/15/24		5,695	5,823,137
5.25%, 04/15/25		6,410	6,610,312
5.25%, 06/15/26		4,345	4,475,350
5.38%, 09/01/26		2,231	2,242,155
5.63%, 09/01/28		2,361	2,366,903
5.50%, 06/15/47		7,321	7,339,302
HealthSouth Corp., 5.75%, 11/01/24		1,170	1,184,625
MEDNAX, Inc., 5.25%, 12/01/23(e)		790	788,025
Molina Healthcare, Inc., 4.88%, 06/15/25(e)		685	676,438
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(e)		3,886	4,022,010
NVA Holdings, Inc., 6.88%, 04/01/26(e)		1,625	1,614,844
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(e)(h)		5,399	5,574,467
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(e)		1,287	1,367,438
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23(e)		1,012	1,041,753
Surgery Center Holdings, Inc.(e):
8.88%, 04/15/21		1,066	1,109,973
6.75%, 07/01/25		1,254	1,210,110

SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
Tenet Healthcare Corp.:
6.00%, 10/01/20	USD	3,950	$4,103,062
7.50%, 01/01/22(e)		1,284	1,344,592
8.13%, 04/01/22		5,090	5,376,312
6.75%, 06/15/23		1,575	1,575,000
4.63%, 07/15/24		5,982	5,859,548
6.88%, 11/15/31		1,608	1,459,260
Unilabs Subholding AB, 5.75%, 05/15/25	EUR	173	193,300
Vizient, Inc., 10.38%, 03/01/24(e)	USD	1,875	2,048,438
WellCare Health Plans, Inc.:
5.25%, 04/01/25		706	721,885
5.38%, 08/15/26(e)		1,959	2,017,770

			100,474,710
Health Care Technology — 0.3%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(e)		1,852	1,810,330
Quintiles IMS, Inc.:
3.25%, 03/15/25(e)	EUR	350	410,442
3.25%, 03/15/25		1,370	1,606,588

			3,827,360
Hotels, Restaurants & Leisure — 4.5%
Boyd Gaming Corp., 6.00%, 08/15/26	USD	1,225	1,234,187
Boyne USA, Inc., 7.25%, 05/01/25(e)		508	538,480
Burger King France SAS (3 mo. EURIBOR + 5.25%), 5.25%, 05/01/23(d)	EUR	305	357,548
Churchill Downs, Inc., 4.75%, 01/15/28(e)	USD	630	592,987
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21(e)		400	367,000
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	274	354,581
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(e)	USD	3,113	2,976,806
EI Group PLC, 6.38%, 02/15/22	GBP	110	147,553
Eldorado Resorts, Inc., 6.00%, 04/01/25	USD	812	825,195
ESH Hospitality, Inc., 5.25%, 05/01/25(e)		1,918	1,858,062
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		256	269,440
5.25%, 06/01/25		228	237,120
5.38%, 04/15/26		950	986,527
5.75%, 06/01/28		144	152,611
Golden Nugget, Inc., 6.75%, 10/15/24(e)		2,648	2,691,030
International Game Technology PLC:
4.75%, 02/15/23	EUR	110	138,542
3.50%, 07/15/24		396	464,621
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(e):
5.00%, 06/01/24	USD	255	254,363
5.25%, 06/01/26		1,878	1,878,000
4.75%, 06/01/27		790	752,475
Ladbrokes Group Finance PLC, 5.13%, 09/08/23	GBP	420	573,368
LHMC Finco Sarl, 6.25%, 12/20/23	EUR	162	193,668
Melco Resorts Finance Ltd., 4.88%, 06/06/25(e)	USD	1,847	1,753,260
MGM Resorts International:
6.63%, 12/15/21		1,724	1,823,130
7.75%, 03/15/22		2,209	2,427,139
4.63%, 09/01/26		3,124	2,944,370
New Red Finance, Inc.(e):
4.25%, 05/15/24		3,189	3,045,495
5.00%, 10/15/25		8,040	7,758,600
Sabre GLBL, Inc.(e):
5.38%, 04/15/23		1,516	1,527,370
5.25%, 11/15/23		745	746,587
Schumann SpA, 7.00%, 07/31/23	EUR	410	490,780

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc.:
10.00%, 12/01/22	USD	7,207	$7,622,123
5.00%, 10/15/25(e)		2,619	2,488,050
3.38%, 02/15/26	EUR	800	887,866
5.50%, 02/15/26		142	152,816
Six Flags Entertainment Corp.(e):
4.88%, 07/31/24	USD	4,018	3,947,685
5.50%, 04/15/27		301	298,743
Snai SpA, 6.38%, 11/07/21	EUR	200	241,413
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26(e)	USD	1,084	1,127,360
Station Casinos LLC, 5.00%, 10/01/25(e)		3,160	3,053,350
Stonegate Pub Co. Financing PLC:
4.88%, 03/15/22	GBP	187	239,992
(3 mo. LIBOR GBP + 4.38%), 5.01%, 03/15/22(d)		150	192,842
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32		1,000	1,256,036
Vue International Bidco PLC, 7.88%, 07/15/20		520	675,637
Wyndham Destinations, Inc., 4.15%, 04/01/24	USD	100	98,800
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(e)		527	523,047
Wyndham Worldwide Corp., 3.90%, 03/01/23		1,278	1,191,735
Wynn Macau Ltd.(e):
4.88%, 10/01/24		860	819,150
5.50%, 10/01/27		980	926,100
Yum! Brands, Inc., 3.88%, 11/01/23		721	688,555

			66,792,195
Household Durables — 1.7%
Algeco Scotsman Global Finance PLC, 8.00%, 02/15/23(e)		2,892	2,971,530
K Hovnanian Enterprises, Inc., 10.00%, 07/15/22(e)		1,273	1,273,000
Lennar Corp.:
6.63%, 05/01/20		1,160	1,208,790
8.38%, 01/15/21		2,810	3,083,975
4.88%, 12/15/23		968	969,210
5.25%, 06/01/26		302	298,883
4.75%, 11/29/27		2,510	2,393,912
Mattamy Group Corp.(e):
6.88%, 12/15/23		1,062	1,080,585
6.50%, 10/01/25		1,107	1,090,616
MDC Holdings, Inc., 6.00%, 01/15/43		716	615,760
Meritage Homes Corp., 5.13%, 06/06/27		404	374,710
PulteGroup, Inc., 6.38%, 05/15/33		2,805	2,734,875
Tempur Sealy International, Inc., 5.50%, 06/15/26		1,535	1,496,625
Toll Brothers Finance Corp., 6.75%, 11/01/19		220	228,259
TRI Pointe Group, Inc.:
4.88%, 07/01/21		1,275	1,271,813
5.25%, 06/01/27		530	482,300
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.:
4.38%, 06/15/19		1,060	1,065,300
5.88%, 06/15/24		770	767,074
William Lyon Homes, Inc.:
6.00%, 09/01/23(e)		366	353,300
5.88%, 01/31/25		769	729,589

			24,490,106
Household Products — 0.2%
Diamond (BC) BV, 5.63%, 08/15/25	EUR	149	161,831
Prestige Brands, Inc., 6.38%, 03/01/24(e)	USD	2,034	2,052,408

			2,214,239
Independent Power and Renewable Electricity Producers — 2.2%
AES Corp.:
4.50%, 03/15/23		1,021	1,023,552
4.88%, 05/15/23		79	79,988

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Independent Power and Renewable Electricity Producers (continued)
6.00%, 05/15/26	USD	1,880	$1,988,100
5.13%, 09/01/27		2,945	2,974,450
Calpine Corp.:
6.00%, 01/15/22(e)		251	255,393
5.38%, 01/15/23		1,558	1,480,100
5.88%, 01/15/24(e)		1,903	1,919,651
5.75%, 01/15/25		320	290,400
5.25%, 06/01/26(e)		5,547	5,236,812
Dynegy, Inc.:
7.38%, 11/01/22		1,935	2,014,819
7.63%, 11/01/24		778	836,350
MPM Escrow LLC, 8.88%, 10/15/20(b)(f)		3,738	—
NRG Energy, Inc.:
6.25%, 05/01/24		469	485,415
6.63%, 01/15/27		7,549	7,898,141
5.75%, 01/15/28(e)		1,736	1,753,360
NRG Yield Operating LLC, 5.38%, 08/15/24		1,789	1,797,945
TerraForm Power Operating LLC(e):
4.25%, 01/31/23		1,191	1,161,225
6.63%, 06/15/25(l)		140	149,100
5.00%, 01/31/28		1,185	1,109,456

			32,454,257
Industrial Conglomerates — 0.4%
Algeco Global Finance PLC, 6.50%, 02/15/23	EUR	500	606,503
Apergy Corp., 6.38%, 05/01/26(e)	USD	641	655,423
BWX Technologies, Inc., 5.38%, 07/15/26(e)		741	748,410
Colfax Corp., 3.25%, 05/15/25	EUR	489	579,582
Vertiv Group Corp., 9.25%, 10/15/24(e)	USD	3,730	3,832,575

			6,422,493
Insurance — 1.4%
AmWINS Group, Inc., 7.75%, 07/01/26(e)		1,269	1,337,209
Ardonagh Midco 3 PLC:
8.38%, 07/15/23	GBP	300	387,068
8.63%, 07/15/23(e)	USD	2,296	2,330,440
Assicurazioni Generali SpA(i):
(3 mo. EURIBOR + 7.11%), 7.75%, 12/12/42	EUR	300	406,117
(3 mo. EURIBOR + 5.35%), 5.50%, 10/27/47		200	239,672
AssuredPartners, Inc., 7.00%, 08/15/25(e)	USD	131	128,380
BNP Paribas Cardif SA (3 mo. EURIBOR + 3.93%), 4.03%(i)(k)	EUR	100	122,093
Credit Agricole Assurances SA (5 year EUR Swap + 4.35%), 4.50%(i)(k)		200	247,220
Delta Lloyd NV (3 mo. EURIBOR + 3.90%), 4.38%(i)(k)		190	233,207
Groupama SA, 6.00%, 01/23/27		300	420,482
HUB International Ltd., 7.00%, 05/01/26(e)	USD	3,533	3,510,212
Mapfre SA, 4.13%, 09/07/48(f)	EUR	300	345,916
USIS Merger Sub, Inc., 6.88%, 05/01/25(e)	USD	544	541,280
Wand Merger Corp.(e):
8.13%, 07/15/23		1,577	1,636,138
9.13%, 07/15/26		1,159	1,206,809
Wayne Merger Sub LLC, 8.25%, 08/01/23(e)		7,033	7,296,737

			20,388,980
Internet Software & Services — 0.9%
Equinix, Inc.:
5.38%, 01/01/22		1,110	1,143,078
2.88%, 03/15/24	EUR	245	286,221
5.88%, 01/15/26	USD	3,247	3,368,762
Netflix, Inc.:
5.50%, 02/15/22		2,087	2,152,219
4.38%, 11/15/26		473	445,656
5.88%, 11/15/28(e)		3,183	3,190,353
Symantec Corp., 5.00%, 04/15/25(e)		1,596	1,582,873

Security		Par (000)	Value
Internet Software & Services (continued)
United Group BV:
4.38%, 07/01/22	EUR	458	$548,413
(3 mo. EURIBOR + 4.38%), 4.38%, 07/01/23(d)		595	694,458

			13,412,033
IT Services — 2.7%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		600	700,072
9.75%, 09/01/26(e)	USD	7,785	7,804,462
First Data Corp.(e):
7.00%, 12/01/23		6,737	7,009,849
5.75%, 01/15/24		18,156	18,519,120
Gartner, Inc., 5.13%, 04/01/25(e)		1,176	1,190,700
InterXion Holding NV, 4.75%, 06/15/25	EUR	210	253,849
WEX, Inc., 4.75%, 02/01/23(e)	USD	3,891	3,905,591

			39,383,643
Leisure Products — 0.2%
Mattel, Inc.:
6.75%, 12/31/25(e)		1,907	1,867,792
6.20%, 10/01/40		566	471,195
5.45%, 11/01/41		332	267,260

			2,606,247
Machinery — 0.8%
Mueller Water Products, Inc., 5.50%, 06/15/26(e)		1,072	1,077,360
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	258	295,239
SPX FLOW, Inc.(e):
5.63%, 08/15/24	USD	993	995,483
5.88%, 08/15/26		993	1,002,930
Terex Corp., 5.63%, 02/01/25(e)		4,399	4,366,007
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(e)		3,524	3,025,178
Wabash National Corp., 5.50%, 10/01/25(e)		1,510	1,434,500

			12,196,697
Media — 13.5%
Altice Financing SA(e):
6.63%, 02/15/23		2,401	2,415,982
7.50%, 05/15/26		3,299	3,150,545
Altice Finco SA, 4.75%, 01/15/28	EUR	200	195,877
Altice France SA:
7.38%, 05/01/26(e)	USD	7,429	7,298,992
5.88%, 02/01/27	EUR	315	378,675
8.13%, 02/01/27(e)	USD	5,312	5,391,680
Altice Luxembourg SA, 7.75%, 05/15/22(e)		7,662	7,384,252
Altice US Finance I Corp.(e):
5.38%, 07/15/23		7,810	7,858,812
5.50%, 05/15/26		3,959	3,889,718
AMC Networks, Inc.:
5.00%, 04/01/24		1,165	1,146,069
4.75%, 08/01/25		2,152	2,076,680
Block Communications, Inc., 6.88%, 02/15/25(e)		685	698,871
Cablevision Systems Corp., 8.00%, 04/15/20		2,224	2,340,760
Capital Stage Finance BV, 5.25%(f)(k)(m)	EUR	100	120,428
CBS Radio, Inc., 7.25%, 11/01/24(e)	USD	103	98,623
CCO Holdings LLC/CCO Holdings Capital Corp.(e):
4.00%, 03/01/23		1,937	1,847,414
5.13%, 05/01/23		137	137,000
5.13%, 05/01/27		15,268	14,561,855
5.00%, 02/01/28		2,146	2,009,793
Cequel Communications Holdings I LLC/Cequel Capital Corp.(e):
5.13%, 12/15/21		6,425	6,419,459
7.75%, 07/15/25		4,974	5,291,092
7.50%, 04/01/28		3,080	3,210,900

SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Clear Channel International BV, 8.75%, 12/15/20(e)	USD	4,201	$4,337,532
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		15,259	15,584,196
Series B, 7.63%, 03/15/20		6,065	6,087,744
CSC Holdings LLC:
10.13%, 01/15/23(e)		4,866	5,328,270
5.25%, 06/01/24		4,789	4,645,330
6.63%, 10/15/25(e)		419	435,236
10.88%, 10/15/25(e)		11,138	12,961,847
DISH DBS Corp.:
6.75%, 06/01/21		1,408	1,429,120
5.88%, 07/15/22		4,554	4,371,840
5.00%, 03/15/23		1,948	1,733,720
5.88%, 11/15/24		3,024	2,630,880
7.75%, 07/01/26		1,712	1,545,080
DISH Network Corp., 3.38%, 08/15/26(m)		1,514	1,424,073
DKT Finance ApS, 7.00%, 06/17/23	EUR	617	762,849
eircom Finance DAC, 4.50%, 05/31/22		300	355,921
GTT Communications, Inc., 7.88%, 12/31/24(e)	USD	549	518,805
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		595	640,369
5.25%, 08/01/26		2,908	2,780,775
Inmarsat Finance PLC, 4.88%, 05/15/22(e)		583	584,458
Intelsat Connect Finance SA, 9.50%, 02/15/23(e)		1,517	1,511,994
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		3,869	3,529,302
9.75%, 07/15/25(e)		5,616	5,945,940
Intelsat SA, 4.50%, 06/15/25(e)(m)		312	464,295
Level 3 Parent LLC, 5.75%, 12/01/22		1,939	1,953,543
LGE HoldCo VI BV, 7.13%, 05/15/24	EUR	300	373,081
MDC Partners, Inc., 6.50%, 05/01/24(e)	USD	2,003	1,795,189
Meredith Corp., 6.88%, 02/01/26(e)		776	785,700
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(e)		1,100	1,156,375
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(e)		2,233	2,168,355
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(e)		1,450	1,384,750
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(e)		390	376,350
Sirius XM Radio, Inc.(e):
4.63%, 05/15/23		230	229,195
5.00%, 08/01/27		1,010	975,902
TEGNA, Inc.:
5.13%, 10/15/19		457	457,000
5.50%, 09/15/24(e)		344	350,020
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(e)		2,200	2,057,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	585	728,068
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(e)	USD	2,154	2,307,473
Tribune Media Co., 5.88%, 07/15/22		1,962	1,991,430
United Group BV, 4.88%, 07/01/24	EUR	399	474,699
Unitymedia GmbH, 3.75%, 01/15/27		300	367,572
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
4.00%, 01/15/25		300	365,671
3.50%, 01/15/27		200	244,622
6.25%, 01/15/29		720	943,149
Univision Communications, Inc.(e):
5.13%, 05/15/23	USD	2,315	2,199,250
5.13%, 02/15/25		1,200	1,101,000
UPC Holding BV, 5.50%, 01/15/28(e)		200	186,250

Security		Par (000)	Value
Media (continued)
UPCB Finance IV Ltd.:
5.38%, 01/15/25(e)	USD	992	$979,699
4.00%, 01/15/27	EUR	630	750,322
UPCB Finance VII Ltd., 3.63%, 06/15/29		160	184,559
Videotron Ltd., 5.13%, 04/15/27(e)	USD	2,383	2,359,170
Virgin Media Finance PLC:
6.38%, 10/15/24	GBP	240	322,038
4.50%, 01/15/25	EUR	183	215,878
5.75%, 01/15/25(e)	USD	4,788	4,614,435
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	678	873,628
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23		250	331,486
Virgin Media Secured Finance PLC:
5.13%, 01/15/25		210	276,995
4.88%, 01/15/27		309	389,086
6.25%, 03/28/29		829	1,121,509
Ziggo Bond Finance BV:
4.63%, 01/15/25	EUR	300	346,484
5.88%, 01/15/25(e)	USD	2,643	2,467,901
Ziggo Secured Finance BV:
4.25%, 01/15/27	EUR	260	301,780
5.50%, 01/15/27(e)	USD	1,587	1,494,764

			199,534,431
Metals & Mining — 4.4%
Alcoa Nederland Holding BV(e):
7.00%, 09/30/26		681	734,629
6.13%, 05/15/28		608	627,760
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(e)		1,407	1,473,875
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(e)		1,222	1,191,450
CONSOL Energy, Inc., 11.00%, 11/15/25(e)		2,194	2,495,675
Constellium NV:
5.75%, 05/15/24(e)		1,668	1,661,745
6.63%, 03/01/25(e)		688	700,040
4.25%, 02/15/26	EUR	151	178,018
5.88%, 02/15/26(e)	USD	3,427	3,358,460
First Quantum Minerals Ltd.(e):
7.25%, 05/15/22		791	773,697
6.50%, 03/01/24		413	388,220
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		2,078	2,056,576
3.55%, 03/01/22		5,170	4,989,050
3.88%, 03/15/23		6,032	5,798,260
5.40%, 11/14/34		1,135	1,048,104
5.45%, 03/15/43		7,376	6,580,129
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(e)		2,662	2,794,275
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(e)		1,378	1,519,245
Kaiser Aluminum Corp., 5.88%, 05/15/24		773	792,325
Novelis Corp.(e):
6.25%, 08/15/24		7,746	7,842,825
5.88%, 09/30/26		2,187	2,129,701
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	430	443,541
Schmolz&Bickenbach Luxembourg Finance SA, 5.63%, 07/15/22		111	133,807
Steel Dynamics, Inc.:
5.25%, 04/15/23	USD	949	963,520
5.50%, 10/01/24		1,540	1,578,500
4.13%, 09/15/25		1,275	1,214,437
5.00%, 12/15/26		470	467,650
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25(e)		1,660	1,730,550

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Metals & Mining (continued)
Teck Resources Ltd.:
4.50%, 01/15/21	USD	217	$219,712
5.20%, 03/01/42		2,547	2,384,629
5.40%, 02/01/43		2,262	2,154,555
United States Steel Corp.:
6.88%, 08/15/25		1,912	1,940,680
6.25%, 03/15/26		2,091	2,083,159

			64,448,799
Multi-Utilities — 0.3%
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.13%, 07/15/19		980	981,715
6.88%, 10/15/21		1,624	1,648,360
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(e)		1,963	1,967,908

			4,597,983
Multiline Retail — 0.1%
Neiman Marcus Group Ltd., 8.00%, 10/15/21(e)		1,214	822,485

Offshore Drilling & Other Services — 0.1%
Entegris, Inc., 4.63%, 02/10/26(e)		1,250	1,204,688

Oil, Gas & Consumable Fuels — 13.6%
Andeavor Logistics LP, Series A, 6.88%(f)(k)		823	824,852
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		385	387,888
Antero Resources Corp.:
5.13%, 12/01/22		744	751,440
5.63%, 06/01/23		784	806,775
5.00%, 03/01/25		1,033	1,040,748
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(e)		1,471	1,625,455
Berry Petroleum Co. LLC, 7.00%, 02/15/26(e)		935	967,445
Bruin E&P Partners LLC, 8.88%, 08/01/23(e)		2,016	2,089,080
California Resources Corp., 8.00%, 12/15/22(e)		2,740	2,455,725
Callon Petroleum Co.:
6.13%, 10/01/24		2,318	2,370,155
Series WI, 6.38%, 07/01/26		142	145,550
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50%, 04/15/21		124	122,140
7.63%, 01/15/22		1,484	1,469,160
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		1,544	1,578,740
8.25%, 07/15/25		1,272	1,364,220
Chaparral Energy, Inc., 8.75%, 07/15/23(e)		1,695	1,686,525
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		1,928	2,132,850
5.88%, 03/31/25		2,359	2,506,437
5.13%, 06/30/27		5,976	6,080,580
Cheniere Energy Partners LP, Series WI, 5.25%, 10/01/25		1,706	1,706,000
Chesapeake Energy Corp.:
5.75%, 03/15/23		216	209,520
8.00%, 01/15/25		537	548,411
8.00%, 06/15/27		5,139	5,203,237
CNX Resources Corp., 5.88%, 04/15/22		9,229	9,228,539
Comstock Escrow Corp., 9.75%, 08/15/26(e)		3,000	2,928,750
CONSOL Energy, Inc., 8.00%, 04/01/23		315	333,210
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(e)		2,654	2,703,762
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		385	397,031
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(e)		5,254	5,109,515

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
DCP Midstream LLC(e):
6.45%, 11/03/36	USD	1,282	$1,349,305
6.75%, 09/15/37		2,344	2,525,660
DCP Midstream Operating LP, 5.38%, 07/15/25		858	879,450
DEA Finance SA, 7.50%, 10/15/22	EUR	430	536,681
Denbury Resources, Inc.(e):
9.25%, 03/31/22	USD	2,439	2,606,681
7.50%, 02/15/24		1,278	1,298,768
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		1,220	1,244,400
5.70%, 10/15/39		24	19,080
4.88%, 11/01/43		1,048	746,700
Diamondback Energy, Inc.:
4.75%, 11/01/24		684	688,275
5.38%, 05/31/25		559	571,578
Eclipse Resources Corp., 8.88%, 07/15/23		550	558,250
Endeavor Energy Resources LP/EER Finance, Inc.(e):
5.50%, 01/30/26		2,029	2,023,927
5.75%, 01/30/28		1,297	1,293,758
EnLink Midstream Partners LP:
4.40%, 04/01/24		515	502,104
4.15%, 06/01/25		1,273	1,198,674
4.85%, 07/15/26		214	207,897
5.05%, 04/01/45		360	304,862
5.45%, 06/01/47		987	877,920
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(m)		1,561	1,430,266
Ensco PLC:
7.75%, 02/01/26		3,508	3,350,140
5.75%, 10/01/44		526	382,665
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		122	119,560
9.38%, 05/01/24(e)		2,321	1,827,787
7.75%, 05/15/26(e)		2,875	2,939,687
Extraction Oil & Gas, Inc.(e):
7.38%, 05/15/24		1,415	1,439,762
5.63%, 02/01/26		3,274	3,065,282
Genesis Energy LP/Genesis Energy Finance Corp.:
6.50%, 10/01/25		716	692,730
6.25%, 05/15/26		1,040	980,200
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(e)		1,860	1,911,150
Gulfport Energy Corp.:
6.63%, 05/01/23		1,086	1,107,720
6.00%, 10/15/24		490	483,875
6.38%, 05/15/25		318	315,218
6.38%, 01/15/26		889	866,775
Halcon Resources Corp., 6.75%, 02/15/25		2,918	2,724,682
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(e)		2,470	2,488,525
Jagged Peak Energy LLC, 5.88%, 05/01/26(e)		190	187,150
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(e)		1,111	1,113,778
Matador Resources Co., 5.88%, 09/15/26(e)		2,668	2,715,224
MEG Energy Corp.(e):
6.38%, 01/30/23		563	510,923
7.00%, 03/31/24		1,210	1,098,075
6.50%, 01/15/25		2,060	2,049,700
Nabors Industries, Inc.:
4.63%, 09/15/21		303	301,034
5.75%, 02/01/25(e)		780	750,430
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(e)		480	488,400

SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Newfield Exploration Co.:
5.63%, 07/01/24	USD	345	$367,856
5.38%, 01/01/26		2,196	2,289,330
NGPL PipeCo LLC(e):
4.88%, 08/15/27		1,792	1,805,870
7.77%, 12/15/37		2,808	3,467,880
Noble Holding International Ltd.:
7.75%, 01/15/24		2,169	2,120,197
7.88%, 02/01/26(e)		4,948	5,071,700
Paramount Resources Ltd., 6.88%, 06/30/23(e)		1,869	1,943,760
Parsley Energy LLC/Parsley Finance Corp.(e):
6.25%, 06/01/24		458	477,465
5.38%, 01/15/25		2,170	2,186,058
5.25%, 08/15/25		532	528,010
5.63%, 10/15/27		1,353	1,369,913
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25		1,424	1,502,320
PDC Energy, Inc.:
6.13%, 09/15/24		250	248,750
5.75%, 05/15/26		1,240	1,202,800
Petroleos Mexicanos, 5.38%, 03/13/22		270	275,940
Precision Drilling Corp., 7.13%, 01/15/26(e)		1,217	1,251,989
QEP Resources, Inc.:
6.88%, 03/01/21		88	92,620
5.38%, 10/01/22		2,840	2,855,052
5.63%, 03/01/26		2,426	2,319,862
Range Resources Corp.:
5.88%, 07/01/22		1,444	1,458,440
5.00%, 08/15/22		530	522,050
5.00%, 03/15/23		392	383,494
4.88%, 05/15/25		1,596	1,528,170
Resolute Energy Corp., 8.50%, 05/01/20		2,474	2,474,000
Rockies Express Pipeline LLC, 6.88%, 04/15/40(e)		1,763	2,045,080
Rowan Cos., Inc.:
4.88%, 06/01/22		985	916,050
4.75%, 01/15/24		519	446,340
7.38%, 06/15/25		2,407	2,310,720
Sanchez Energy Corp.:
7.75%, 06/15/21		4,922	3,420,790
6.13%, 01/15/23		1,822	1,028,792
7.25%, 02/15/23(e)		1,169	1,138,314
SESI LLC, 7.13%, 12/15/21		655	664,825
Seven Generations Energy Ltd., 5.38%, 09/30/25(e)		989	959,330
SM Energy Co.:
6.13%, 11/15/22		1,211	1,245,816
5.00%, 01/15/24		318	308,460
5.63%, 06/01/25		180	178,200
6.75%, 09/15/26		24	24,870
6.63%, 01/15/27		1,456	1,501,558
Southwestern Energy Co.:
6.20%, 01/23/25		891	892,114
7.50%, 04/01/26		1,942	2,034,245
7.75%, 10/01/27		1,366	1,444,545
Sunoco LP/Sunoco Finance Corp.(e):
4.88%, 01/15/23		1,885	1,859,628
5.50%, 02/15/26		632	605,140
5.88%, 03/15/28		808	773,660
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(e):
5.50%, 09/15/24		2,829	2,892,652
5.50%, 01/15/28		4,087	4,127,870

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23	USD	78	$78,975
4.25%, 11/15/23		845	819,650
5.13%, 02/01/25		548	550,740
5.88%, 04/15/26(e)		1,817	1,862,425
5.00%, 01/15/28(e)		2,308	2,241,645
Transocean Guardian Ltd., 5.88%, 01/15/24(e)		1,691	1,699,455
Transocean Pontus Ltd., 6.13%, 08/01/25(e)		1,990	2,029,800
Transocean, Inc., 7.50%, 01/15/26(e)		1,151	1,172,581
Tullow Oil PLC:
7.00%, 03/01/25		200	193,040
7.00%, 03/01/25(e)		400	386,080
Weatherford International Ltd.:
6.50%, 08/01/36		1,021	758,093
7.00%, 03/15/38		1,523	1,157,480
5.95%, 04/15/42		959	673,698
Whiting Petroleum Corp., 6.63%, 01/15/26		2,063	2,145,520
WildHorse Resource Development Corp.:
6.88%, 02/01/25		248	249,860
6.88%, 02/01/25(e)		890	896,675
WPX Energy, Inc.:
8.25%, 08/01/23		1,245	1,413,075
5.75%, 06/01/26		1,068	1,077,345

			201,517,110
Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 04/15/23(e)		1,711	1,781,579
Stora Enso OYJ, 2.50%, 06/07/27	EUR	200	242,325

			2,023,904
Pharmaceuticals — 3.3%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(e)	USD	809	821,135
Elanco Animal Health, Inc.(e):
4.27%, 08/28/23		811	815,346
4.90%, 08/28/28		871	877,031
Endo Finance LLC/Endo Finco, Inc.(e):
7.25%, 01/15/22		1,176	1,128,960
6.00%, 07/15/23		1,797	1,545,420
Ephios Bondco PLC, 6.25%, 07/01/22	EUR	675	808,845
Ephios Holdco II PLC, 8.25%, 07/01/23		159	196,140
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(e)	USD	878	928,582
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(e)		8,621	8,664,105
Synlab Bondco PLC, 6.25%, 07/01/22	EUR	210	251,641
Team Health Holdings, Inc., 6.38%, 02/01/25(e)	USD	3,148	2,730,890
Valeant Pharmaceuticals International, Inc.:
7.50%, 07/15/21(e)		705	716,195
5.63%, 12/01/21(e)		724	716,760
6.50%, 03/15/22(e)		2,043	2,114,505
5.50%, 03/01/23(e)		3,974	3,746,012
4.50%, 05/15/23	EUR	2,115	2,393,611
5.88%, 05/15/23(e)	USD	4,358	4,166,248
7.00%, 03/15/24(e)		3,210	3,386,550
6.13%, 04/15/25(e)		5,523	5,136,390
5.50%, 11/01/25(e)		3,365	3,356,588
9.25%, 04/01/26(e)		1,080	1,145,642
8.50%, 01/31/27(e)		3,455	3,550,013

			49,196,609
Real Estate Management & Development — 0.5%
ADLER Real Estate AG:
4.75%, 04/08/20	EUR	32	38,095

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Real Estate Management & Development (continued)
2.13%, 02/06/24	EUR	325	$371,224
Akelius Residential Property AB, 3.88%, 10/05/78(f)		125	143,469
Aroundtown Property Holdings PLC, 1.50%, 01/18/21(m)		100	168,454
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(e)	USD	1,158	1,131,945
Howard Hughes Corp., 5.38%, 03/15/25(e)		1,568	1,548,400
Realogy Group LLC/Realogy Co-Issuer Corp.(e):
4.50%, 04/15/19		806	810,030
5.25%, 12/01/21		604	604,000
4.88%, 06/01/23		1,235	1,154,725
RESIDOMO Sro, 3.38%, 10/15/24	EUR	420	490,196
Summit Germany Ltd., 2.00%, 01/31/25		145	159,245

			6,619,783
Restaurants — 0.1%
IRB Holding Corp., 6.75%, 02/15/26(e)	USD	937	894,835

Road & Rail — 1.0%
Ashtead Capital, Inc., 5.25%, 08/01/26(e)		1,461	1,501,178
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 06/01/22(e)		927	921,206
EC Finance PLC, 2.38%, 11/15/22	EUR	378	441,462
Europcar Drive Designated Activity Co., 4.13%, 11/15/24		387	449,291
Europcar Groupe SA, 5.75%, 06/15/22		110	131,399
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(e)	USD	1,094	951,780
Herc Rentals, Inc.(e):
7.50%, 06/01/22		1,230	1,286,888
7.75%, 06/01/24		1,051	1,133,451
Hertz Corp., 7.63%, 06/01/22(e)		2,628	2,608,290
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	443	522,285
Loxam SAS:
3.50%, 04/15/22		168	201,344
3.50%, 05/03/23		150	179,797
4.25%, 04/15/24		100	122,437
6.00%, 04/15/25		108	133,236
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	944	954,148
4.63%, 10/15/25		2,460	2,404,650
Watco Cos. LLC/Watco Finance Corp., 6.38%, 04/01/23(e)		1,093	1,117,593

			15,060,435
Semiconductors & Semiconductor Equipment — 0.5%
Advanced Micro Devices, Inc.:
7.50%, 08/15/22		422	472,640
7.00%, 07/01/24		409	433,540
Micron Technology, Inc., 5.50%, 02/01/25		58	60,024
Qorvo, Inc., 5.50%, 07/15/26(e)		2,652	2,665,260
Sensata Technologies BV(e):
5.63%, 11/01/24		903	934,605
5.00%, 10/01/25		3,297	3,288,758

			7,854,827
Software — 4.5%
ACI Worldwide, Inc., 5.75%, 08/15/26(e)		3,459	3,493,590
BMC Software Finance, Inc., 8.13%, 07/15/21(e)		2,715	2,775,300
CDK Global, Inc., 4.88%, 06/01/27		3,056	3,002,520
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(e)		3,875	4,320,625
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 05/01/21(e)(h)		3,521	3,552,935
Infor (US), Inc., 6.50%, 05/15/22		11,511	11,660,298

Security		Par (000)	Value
Software (continued)
Informatica LLC, 7.13%, 07/15/23(e)	USD	5,308	$5,400,890
Nuance Communications, Inc.:
5.38%, 08/15/20(e)		237	237,000
6.00%, 07/01/24		1,630	1,670,750
5.63%, 12/15/26		1,410	1,404,713
PTC, Inc., 6.00%, 05/15/24		1,996	2,095,800
Rackspace Hosting, Inc., 8.63%, 11/15/24(e)		1,189	1,170,422
RP Crown Parent LLC, 7.38%, 10/15/24(e)		2,666	2,751,845
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(e)		10,971	12,040,672
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(e)		1,553	1,619,003
TIBCO Software, Inc., 11.38%, 12/01/21(e)		7,252	7,759,640
Veritas US, Inc./Veritas Bermuda Ltd.:
7.50%, 02/01/23	EUR	230	266,972
7.50%, 02/01/23(e)	USD	1,938	1,860,480

			67,083,455
Specialty Retail — 0.7%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		2,505	2,511,262
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(e)		1,907	1,818,801
Group 1 Automotive, Inc., 5.25%, 12/15/23(e)		264	256,740
Hexion US Finance Corp., 6.63%, 04/15/20		1,118	1,057,908
L Brands, Inc.:
6.88%, 11/01/35		2,579	2,147,791
6.75%, 07/01/36		384	312,960
Masaria Investments SAU, 5.00%, 09/15/24	EUR	186	209,423
Penske Automotive Group, Inc.:
5.75%, 10/01/22	USD	729	743,580
5.50%, 05/15/26		346	339,080
PVH Corp., 3.13%, 12/15/27	EUR	542	625,235
Shop Direct Funding PLC, 7.75%, 11/15/22	GBP	340	374,683

			10,397,463
Technology Hardware, Storage & Peripherals — 0.9%
Dell International LLC/EMC Corp.(e):
7.13%, 06/15/24	USD	4,522	4,834,244
6.02%, 06/15/26		1,390	1,473,579
Western Digital Corp., 4.75%, 02/15/26		6,939	6,803,204

			13,111,027
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 05/01/23	EUR	97	118,748

Thrifts & Mortgage Finance — 0.2%
Jerrold Finco PLC:
6.25%, 09/15/21	GBP	425	562,011
6.13%, 01/15/24		345	442,798
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(e):
5.25%, 03/15/22	USD	264	264,990
5.25%, 10/01/25		2,176	2,042,720

			3,312,519
Trading Companies & Distributors — 0.0%
Ashtead Capital, Inc., 5.63%, 10/01/24(e)		278	288,425

Transportation — 0.0%
JB Poindexter & Co., Inc., 7.13%, 04/15/26(e)		651	672,971

Transportation Infrastructure — 0.1%
Ceva Logistics Finance BV, 5.25%, 08/01/25	EUR	327	378,427
WFS Global Holding SAS, 9.50%, 07/15/22		565	689,168

			1,067,595
Utilities — 0.1%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23		241	280,229
Vistra Operations Co. LLC, 5.50%, 09/01/26(e)	USD	1,310	1,327,620

			1,607,849

SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Wireless Telecommunication Services — 5.2%
CoreCivic, Inc., 4.75%, 10/15/27	USD	1,135	$1,018,662
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 03/15/24		3,400	3,442,500
5.38%, 03/15/27		472	474,360
Digicel Group Ltd., 8.25%, 09/30/20(e)		1,222	919,201
Digicel Ltd., 6.00%, 04/15/21(e)		5,564	5,194,606
Equinix, Inc., 2.88%, 10/01/25	EUR	420	478,353
Frontier Communications Corp., 8.50%, 04/01/26(e)	USD	2,694	2,534,515
GEO Group, Inc.:
5.88%, 01/15/22		350	355,030
5.13%, 04/01/23		184	177,560
5.88%, 10/15/24		2,146	2,092,350
6.00%, 04/15/26		630	607,950
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	150	171,962
Matterhorn Telecom SA:
3.88%, 05/01/22		635	750,767
4.00%, 11/15/27		218	241,616
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(e)	USD	1,539	1,438,965
SBA Communications Corp.:
4.00%, 10/01/22		2,644	2,585,145
4.88%, 09/01/24		2,489	2,455,896
Sprint Capital Corp.:
6.90%, 05/01/19		640	654,400
6.88%, 11/15/28		2,420	2,401,850
8.75%, 03/15/32		23	25,415
Sprint Communications, Inc., 7.00%, 03/01/20(e)		6,062	6,296,902
Sprint Corp.:
7.88%, 09/15/23		5,424	5,837,580
7.13%, 06/15/24		18,397	19,086,887
7.63%, 02/15/25		3,860	4,096,425
7.63%, 03/01/26		1,267	1,330,553
T-Mobile USA, Inc.:
4.00%, 04/15/22		591	587,306
6.50%, 01/15/24		2,638	2,730,330
6.38%, 03/01/25		994	1,033,760
6.50%, 01/15/26		1,549	1,637,587
4.50%, 02/01/26		1,630	1,554,612
4.75%, 02/01/28		2,764	2,603,135
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		1,327	1,466,436
Vodafone Group PLC, Series VOD, 0.00%, 11/26/20(m)(n)	GBP	200	248,439
Wind Tre SpA:
2.63%, 01/20/23	EUR	170	188,833
3.13%, 01/20/25		500	542,070

			77,261,958

Total Corporate Bonds — 112.0% (Cost — $1,668,303,025)			1,660,688,283

Floating Rate Loan Interests(d) — 15.1%

Aerospace & Defense — 0.2%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 08/18/24	USD	1,933	1,938,249
Sequa Mezzanine Holdings LLC, 2nd Lien Term Loan, (2 mo. LIBOR + 9.00%, 1.00% Floor), 11.20%, 04/28/22(b)		385	377,300
WP CPP Holdings LLC, 2018 Term Loan, (2 mo. LIBOR + 3.75%, 1.00% Floor), 6.21%, 04/30/25		330	331,033

			2,646,582

Security		Par (000)	Value
Airlines — 0.1%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.23%), 3.30%, 09/10/18(b)	USD	812	$811,482

Auto Components — 0.1%
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.33%, 05/16/24		1,080	1,077,164

Auto Parts — 0.0%
Mavis Tire Express Services Corp.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 03/20/25		467	462,820
2018 Delayed Draw Term Loan, 1.24%, 03/20/25		4	4,085

			466,905
Building Products — 0.2%
Ply Gem Industries, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.09%, 04/12/25		3,570	3,580,093

Capital Markets — 0.1%
Horizon Holdings III SAS, EUR Term Loan B4, (EURIBOR + 2.75%), 2.75%, 10/29/22	EUR	1,000	1,155,550

Chemicals — 0.3%
Allnex (Luxembourg) & Cy S.C.A., 2016 EUR Term Loan B1, (EURIBOR + 3.25%), 3.25%, 09/13/23		997	1,153,639
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 01/31/24	USD	933	934,932
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 06/28/24		343	344,133
Invictus US LLC:
1st Lien Term Loan, (2 mo. LIBOR + 3.00%), 5.20%, 03/28/25		683	685,014
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.83%, 03/25/26		374	373,533
LTI Holdings, Inc.(o):
2018 2nd Lien Term Loan, 08/10/26		341	339,721
2018 Add On 1st Lien Term Loan, 08/10/25		845	847,113

			4,678,085
Commercial Services & Supplies — 1.1%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.58%, 08/04/25		2,868	2,949,251
Silk Bidco AS, EUR Term Loan B, (EURIBOR + 4.00%), 4.00%, 02/07/25	EUR	1,000	1,159,787
Verscend Holding Corp., 2018 Term Loan B, 08/27/25(o)	USD	8,263	8,309,702
West Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 10/10/24		3,333	3,317,319
West Corporation, 2018 Term Loan B1, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 10/10/24		484	478,889

			16,214,948
Construction & Engineering — 0.8%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.60%, 06/21/24		9,002	9,042,849
FrontDoor Inc, 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.63%, 08/14/25		450	450,563
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.44%, 05/23/25		2,268	2,214,543

			11,707,955
Construction Materials — 0.1%
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 03/29/25		362	363,226

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Construction Materials (continued)
Xella International GmbH, 2017 EUR Term Loan B, (EURIBOR + 4.00%), 4.00%, 04/11/24	EUR	1,000	$1,152,671

			1,515,897
Diversified Consumer Services — 0.6%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 07/12/24	USD	402	400,958
CHG PPC Parent LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 03/31/25(b)		693	690,401
Gol LuxCo SA, 1st Lien Term Loan, (Fixed + 6.50%), 6.50%, 08/31/20		3,885	3,977,269
Laureate Education, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 04/26/24		598	598,909
Uber Technologies, 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.08%, 04/04/25		2,888	2,906,050

			8,573,587
Diversified Telecommunication Services — 0.6%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 01/31/25		4,087	4,038,149
Eircom Finco Sarl, EUR Term Loan B6, (EURIBOR + 3.25%), 3.25%, 04/19/24	EUR	1,000	1,159,113
TDC A/S:
Term Loan, (EURIBOR + 3.50%), 3.50%, 05/31/25		1,500	1,744,712
USD Term Loan, (3 mo. LIBOR + 3.50%), 5.84%, 05/31/25	USD	1,184	1,192,880

			8,134,854
Energy Equipment & Services — 0.5%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.08%, 03/01/24		1,779	1,718,959
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.82%, 11/08/22(b)		3,921	3,999,420
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 1.42%), 3.51%, 07/13/20		1,641	1,618,396

			7,336,775
Food Products — 0.1%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.58%, 10/10/23		395	374,637
Froneri International PLC, 2018 EUR Term Loan B, (EURIBOR + 2.62%), 2.63%, 01/22/25	EUR	1,000	1,157,024
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.83%, 10/30/22	USD	448	447,833

			1,979,494
Gas Utilities — 0.1%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 7.84%, 07/31/25		1,622	1,632,137

Health Care Equipment & Supplies — 0.7%
CTC AcquiCo GmbH, EUR 2017 Term Loan B1, (EURIBOR + 3.00%), 3.00%, 03/07/25	EUR	1,000	1,154,424
DJO Finance LLC, 2015 Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.46%, 06/08/20	USD	3,302	3,299,160
Immucor, Inc., Extended Term Loan B, (2 mo. LIBOR + 5.00%, 1.00% Floor), 7.17%, 06/15/21		4,314	4,360,414
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.32%, 06/30/25		1,122	1,121,736

			9,935,734
Health Care Providers & Services — 0.5%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.58%, 06/30/25		976	982,100

Security		Par (000)	Value
Health Care Providers & Services (continued)
DentalCorp Perfect Smile ULC:
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.09%, 06/06/25	USD	25	$25,043
1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 06/06/25		606	607,851
Gentiva Health Services, Inc.(b):
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 6.13%, 07/02/25		2,470	2,485,271
2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.38%, 07/02/26		357	362,323
Quorum Health Corporation, Term Loan B, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.83%, 04/29/22		1,364	1,377,121
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.83%, 02/06/24		1,460	1,393,309

			7,233,018
Hotels, Restaurants & Leisure — 1.1%
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 3.50%), 5.57%, 08/14/23		1,788	1,796,455
GVC Holdings PLC:
2018 EUR Term Loan, (EURIBOR + 2.75%), 2.75%, 03/29/24	EUR	1,000	1,155,097
2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.58%, 03/29/24	USD	1	1,205
Las Vegas Sands LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.83%, 03/27/25		3,781	3,772,510
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, 08/14/25(o)		442	442,552
Stars Group Holdings BV, 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 07/10/25		9,198	9,266,341

			16,434,160
Household Products — 0.0%
Energizer Holdings, Inc., 2018 Term Loan B, 06/20/25(o)		296	297,480

Industrial Conglomerates — 0.2%
Brookfield WEC Holdings, Inc., 2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 8.83%, 08/03/26		552	559,590
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.31%, 11/30/23		1,985	1,982,954
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (2 mo. LIBOR + 5.00%, 1.00% Floor), 7.19%, 11/28/21(b)		1,157	1,134,164

			3,676,708
Insurance — 0.2%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.07%, 05/09/25		327	326,869
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor) 4.83%, 03/01/21		1,860	1,855,149
2nd Lien Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor) 7.88%, 02/28/22		445	446,113

			2,628,131
Internet Software & Services — 0.2%
GTT Communications, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.83%, 05/31/25		8	7,472
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.83%, 05/06/24		932	920,002
ZPG PLC, 2018 Term Loan B, 06/30/25(o)	GBP	1,000	1,295,646

			2,223,120

SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
IT Services — 0.1%
Access CIG LLC:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 02/27/25	USD	403	$404,557
2018 2nd Lien Incremental Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 02/27/26		12	12,025
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 9.83%, 02/27/26		146	145,819
2018 Incremental Term Loan, (1 mo. LIBOR + 3.75%), 5.83%, 02/27/25		57	57,036
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.83%, 08/01/24		890	871,287
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.59%, 08/01/25		420	411,600

			1,902,324
Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 08/30/24		730	728,906

Machinery — 0.2%
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 03/28/25		3,101	2,934,983

Media — 1.9%
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 6.07%, 08/14/26		4,081	3,966,569
Charter Communications Operating LLC, 2017 Term Loan A2, (1 mo. LIBOR + 1.50%), 3.58%, 03/31/23		8,618	8,609,407
Intelsat Jackson Holdings SA:
2017 Term Loan B3, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.81%, 11/27/23		559	561,008
2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.56%, 01/02/24		1,820	1,906,864
2017 Term Loan B5, (Fixed + 6.62%), 6.63%, 01/02/24		10,040	10,506,582
PSAV Holdings LLC:
2018 1st Lien Term Loan, (2 mo. LIBOR + 3.25%, 1.00% Floor), 5.54%, 03/01/25		821	812,733
2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.59%, 09/01/25		666	656,842
Tele Columbus AG, 2018 EUR Term Loan A2, (EURIBOR + 3.00%), 3.00%, 10/15/24	EUR	624	657,848

			27,677,853
Multiline Retail — 0.1%
EG Group Ltd. 2018 EUR Term Loan B, 02/06/25(o)		662	767,862
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 10/25/20	USD	1,411	1,308,390

			2,076,252
Oil & Gas Equipment & Services — 0.6%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.08%, 05/10/25		9,369	9,460,706

Oil, Gas & Consumable Fuels — 1.3%
Brazos Delaware II LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 6.08%, 05/21/25		291	288,180
California Resources Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 6.82%, 12/31/22		4,018	4,073,248
Chesapeake Energy Corp., Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 9.58%, 08/23/21		7,604	7,928,280

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.08%, 11/28/22	USD	1,675	$1,715,657
GIP III Stetson I LP, 2018 Term Loan B, 07/19/25(o)		1,538	1,548,581
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 02/17/25		1,060	1,043,112
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.33%, 10/30/24		964	954,109
Vine Oil & Gas LP, Term Loan B, (1 mo. LIBOR + 6.87%, 1.00% Floor), 8.95%, 12/12/21(b)		1,753	1,753,000

			19,304,167
Pharmaceuticals — 0.4%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.63%, 05/04/25		1,499	1,508,049
Auris Luxembourg III Sarl, 2018 USD Term Loan B, 07/20/25(o)		1,185	1,192,904
Ceva Sante Animale, EUR Term Loan B, (EURIBOR + 3.00%), 3.00%, 06/30/21	EUR	1,000	1,159,543
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.38%, 04/29/24	USD	1,871	1,880,156
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.08%, 06/01/25		740	742,558

			6,483,210
Software — 1.1%
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.33%, 09/19/24		152	152,735
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 9.33%, 09/19/25		186	190,650
BMC Software Finance, Inc., 2018 USD Term Loan B, 09/01/25(o)		2,911	2,911,873
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.08%, 04/27/24		760	759,086
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.83%, 04/27/25		212	213,166
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 5.57%, 05/28/24		306	286,025
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.59%, 11/01/24		3,635	3,710,207
McAfee LLC, 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.57%, 09/30/24		1,786	1,799,792
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.33%, 11/29/24		375	373,808
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.33%, 12/01/25		920	919,080
PowerSchool, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.33%, 08/01/25		448	446,320
Renaissance Learning, Inc., 2018 Add On Term Loan, (3 mo. LIBOR + 3.25%), 5.58%, 05/30/25		724	721,285
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.33%, 04/16/25		812	812,071
SS&C Technologies Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.33%, 04/16/25		2,269	2,270,351
2018 Term Loan B5, 04/16/25(o)		524	524,110
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.08%, 05/01/24		639	640,302

			16,730,861

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Specialty Retail — 0.1%
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.84%, 11/07/24	USD	794	$796,328
CD&R Firefly Bidco Ltd., 2018 Term Loan B1, (LIBOR GBP + 4.50%), 5.25%, 06/23/25	GBP	1,000	1,286,079

			2,082,407
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.58%, 08/12/22	USD	5,241	5,254,365

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.32%, 01/02/25		856	851,045

Transportation — 0.0%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 8.08%, 06/15/23(b)		300	300,000

Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.32%, 11/28/24(b)		501	502,390

Wireless Telecommunication Services — 0.9%
Ligado Networks LLC, 2015 2nd Lien Term Loan, 12/07/20(o)		38,929	11,995,292
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 09/09/21(b)		1,865	1,871,622

			13,866,914

Total Floating Rate Loan Interests — 15.1% (Cost — $248,334,360)			224,096,242

		Shares
Investment Companies — 2.0%

Diversified Financial Services — 1.8%
Financial Select Sector SPDR Fund		213,970	6,061,770
SPDR Barclays High Yield Bond ETF		545,000	19,620,000

			25,681,770
Energy Equipment & Services — 0.2%
SPDR S&P Oil & Gas Exploration & Production ETF		79,711	3,374,964

Total Investment Companies — 2.0% (Cost — $28,593,740)			29,056,734

		Par (000)
Non-Agency Mortgage-Backed Securities — 0.1%

Commercial Mortgage-Backed Securities — 0.1%
GAHR Commercial Mortgage Trust NRF, Series 2015-NRF, Class FFX, 3.49%, 12/15/34(e)(f)	USD	805	793,472

Total Non-Agency Mortgage-Backed Securities — 0.1% (Cost — $785,053)			793,472

		Beneficial Interest (000)
Other Interests(p) — 0.0%

United States — 0.0%
Lear Corp. Escrow(b)		1,250	12

Total Other Interests — 0.0% (Cost — $—)			12

Security		Par (000)	Value
Preferred Securities — 5.5%

Capital Trusts — 4.7%
Auto Components — 0.1%
General Motors Financial Co., Inc., Series A, 5.75%(f)(k)	USD	2,167	$2,108,762

Banks — 0.8%
ABN AMRO Bank NV, 4.75%(k):
4.75%(f)	EUR	200	224,895
5.75%(i)		500	618,681
Allied Irish Banks PLC, 7.38%(i)(k)		210	268,133
Banco Bilbao Vizcaya Argentaria SA, 8.88%(i)(k)		200	256,470
Banco de Sabadell SA, 6.50%(i)(k)		200	235,039
Bankia SA, 6.00%(i)(k)		200	234,836
CaixaBank SA(k):
5.25%(f)		200	213,999
(5 year EUR Swap + 6.50%), 6.75%(i)		200	249,915
CIT Group, Inc., Series A, 5.80%(i)(k)	USD	1,647	1,638,765
Citigroup, Inc., Series Q, 5.95%(i)(k)		1,165	1,205,047
Cooperative Rabobank UA(i)(k):
5.50%	EUR	200	247,224
6.63%		400	522,481
Danske Bank A/S, 5.75%(i)(k)		200	242,307
Erste Group Bank AG, 6.50%(i)(k)		400	502,605
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.56%(d)(k)	USD	400	307,476
HSBC Holdings PLC, 6.38%(i)(k)		210	210,525
Intesa Sanpaolo SpA, 7.00%(i)(k)	EUR	375	447,699
KBC Group NV, 5.63%(i)(k)		200	235,342
National Westminster Bank PLC, Series C, 2.63%(f)(k)	USD	200	161,400
Swedbank Hypotek AB, 6.00%(i)(k)		200	201,109
Wells Fargo & Co.(i)(k):
Series S, 5.90%		1,730	1,754,220
Series U, 5.88%		2,055	2,165,456

			12,143,624
Capital Markets — 0.5%
Goldman Sachs Group, Inc., Series P, 5.00%(f)(k)		1,517	1,435,069
Morgan Stanley(i)(k):
Series H, 5.45%		3,309	3,354,499
Series J, 5.55%		440	453,750
UBS Group AG(i)(k):
5.75%	EUR	800	1,030,631
7.00%	USD	425	451,026

			6,724,975
Chemicals — 0.1%
Solvay Finance SA, 5.12%(i)(k)	EUR	730	921,533

Diversified Financial Services — 2.7%
ATF Netherlands BV, 3.75%(i)(k)		200	234,920
Banco Santander SA(k):
4.75%(f)		200	206,252
6.25%(i)		400	467,202
6.75%(i)		300	374,342
Bank of America Corp.(i)(k):
Series AA, 6.10%	USD	8,037	8,464,970
Series V, 5.13%		2,205	2,232,562
Series X, 6.25%		2,874	3,032,070
Series Z, 6.50%		1,816	1,959,010
Barclays PLC, 7.25%(i)(k)	GBP	680	912,547
BNP Paribas SA, 6.13%(i)(k)	EUR	420	542,380
Credit Agricole SA, 6.50%(i)(k)		600	766,726
Credit Suisse Group AG, 6.25%(i)(k)	USD	300	299,250
HBOS Capital Funding LP, 6.85%(k)		800	806,880

SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Financial Services (continued)
HSBC Holdings PLC(i)(k):
5.25%	EUR	200	$247,240
6.00%	USD	2,298	2,226,302
JPMorgan Chase & Co.(i)(k):
Series Q, 5.15%		850	847,875
Series S, 6.75%		5,324	5,860,127
Series U, 6.13%		4,228	4,397,120
Series V, 5.00%		3,075	3,100,522
Series X, 6.10%		715	744,494
Royal Bank of Scotland Group PLC,(i)(k):
7.50%		200	204,978
8.63%		982	1,051,133
UBS Group Funding Switzerland AG, 5.00%(f)(k)		375	323,438
UniCredit SpA(i)(k):
6.75%	EUR	200	229,828
9.25%		425	543,095

			40,075,263
Diversified Telecommunication Services — 0.3%
Koninklijke KPN NV(i):
6.13%(k)		561	652,189
6.88%	GBP	230	316,417
Telefonica Europe BV(i)(k):
2.63%(f)	EUR	300	324,720
3.75%		200	235,252
4.20%		1,500	1,797,840
6.50%		600	698,120
6.75%	GBP	200	277,397
7.63%	EUR	300	401,425

			4,703,360
Electric Utilities — 0.1%
Origin Energy Finance Ltd., 4.00%(i)		410	489,281
RWE AG, 2.75%(i)		300	355,686

			844,967
Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%		200	246,218

Insurance — 0.0%
Groupama SA, 6.38%(i)(k)		200	262,144

Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(e)(k)	USD	400	405,000

Oil, Gas & Consumable Fuels — 0.1%
Gas Natural Fenosa Finance BV(k):
3.38%(f)	EUR	500	574,571
4.13%(i)		100	121,391
Repsol International Finance BV(i):
3.88%(k)		300	363,980
4.50%(i)		678	837,052

			1,896,994
Real Estate — 0.0%
AT Securities BV, 5.25%(i)(k)	USD	500	461,875

Total Capital Trusts — 4.7% (Cost — $69,195,874)			70,794,715

		Shares
Preferred Stocks — 0.3%

Auto Components — 0.2%
UCI International, Inc., 0.00%		164,729	2,697,437

Diversified Financial Services — 0.0%
Concrete Investments II, 0.00%(b)		4,997	94,980

Security	Shares	Value
Machinery — 0.1%
Rexnord Corp., Series A, 5.75%(m)	21,600	$1,331,424

Wireless Telecommunication Services — 0.0%
CF-B L2 (D) LLC, (Aquired 04/08/15, cost $642,898), 0.00%(q)	649,556	317,503

Total Preferred Stocks — 0.3% (Cost — $9,337,131)		4,441,344

Trust Preferred — 0.5%

Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 8.10% 02/15/40(i)	256,246	6,867,393

Total Trust Preferreds — 0.5% (Cost — $6,729,957)		6,867,393

Total Preferred Securities — 5.5% (Cost — $85,262,963)		82,103,452

Warrants — 0.0%

Metals & Mining — 0.0%
Peninsula Energy Ltd. (Expires 12/31/18), (1 Share for 1 Warrant, Expires 12/31/18, Strike Price AUD 0.05)	515,378	1,112

Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 03/09/10, 19 Shares for 1 Warrant, Expires 06/22/19, Strike Price $42.27)(b)	6,494	—

Total Warrants — 0.0% (Cost — $65)		1,112

Total Long-Term Investments — 142.6% (Cost — $2,171,870,315)		2,114,366,968

Options Purchased — 0.0% (Cost — $65,926)		15,663

Total Investments — 142.6% (Cost — $2,171,936,241)		2,114,382,631
Liabilities in Excess of Other Assets — (42.6)%		(631,960,544)

Net Assets — 100.0%		$1,482,422,087

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	When-issued security.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Perpetual security with no stated maturity date.
(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

(m)	Convertible security.
(n)	Zero-coupon bond.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(q)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $317,503 and an original cost of $642,898, which was less than 0.05% of its net assets.

Affiliate Persons and/or Related Parties	Shares Held at 08/31/17	Shares Purchased	Shares Sold	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—	—	—	$—	$40,826	$10	$—
iShares iBoxx USD High Yield Corporate Bond ETF	349,667	85,000	(434,667)	—	—	715,198	(863,350)	1,469

					$—	$756,024	$(863,340)	$1,469

(a) Includes	net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 50 Index	5	09/21/18	$197	$(1,809)
Euro Stoxx 600 Index	9	09/21/18	81	(4,054)

				(5,863)

Short Contracts:
Euro Bund	5	09/06/18	768	(4,822)
Euro Bund	4	09/06/18	758	(11,843)
Russell 2000 E-Mini Index	119	09/21/18	10,357	(322,173)
S&P 500 E-Mini Index	142	09/21/18	20,605	(752,223)
10-Year U.S. Treasury Note	9	12/19/18	1,082	(1,068)
Long Gilt Future	3	12/27/18	476	(1,014)
5-Year U.S. Treasury Note	4	12/31/18	454	(614)

				(1,093,757)

				$(1,099,620)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	221,000	USD	281,930	Toronto-Dominion Bank	09/06/18	$4,596
USD	710,761	AUD	957,000	Bank of America N.A.	09/06/18	22,775
USD	799,833	CAD	1,042,000	Goldman Sachs International	09/06/18	1,339
USD	627,023	EUR	538,000	UBS AG	09/06/18	2,496
USD	103,588,088	EUR	88,226,000	UBS AG	09/06/18	1,172,583
USD	15,844,827	GBP	12,058,000	Toronto-Dominion Bank	09/06/18	211,662
USD	691,744	AUD	957,000	Goldman Sachs International	10/04/18	3,785
USD	801,118	CAD	1,042,000	Citibank N.A.	10/04/18	2,191
USD	104,817,521	EUR	89,878,000	Barclays Bank PLC	10/04/18	266,761
USD	14,981,472	GBP	11,520,000	JPMorgan Chase Bank N.A.	10/04/18	28,791

						1,716,979

AUD	957,000	USD	691,782	Goldman Sachs International	09/06/18	(3,796)
CAD	1,042,000	USD	800,679	Citibank N.A.	09/06/18	(2,185)
EUR	89,878,000	USD	104,600,016	Barclays Bank PLC	09/06/18	(266,818)

SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	530,000	USD	620,556	Nomura International PLC	09/06/18	$(5,315)
GBP	11,520,000	USD	14,964,480	JPMorgan Chase Bank N.A.	09/06/18	(28,831)
GBP	312,000	USD	406,342	Nomura International PLC	09/06/18	(1,835)
USD	585,528	EUR	507,000	Australia and New Zealand Bank Group	09/06/18	(3,013)
USD	751,716	EUR	649,000	Goldman Sachs International	09/06/18	(1,663)
USD	815,428	EUR	704,000	Goldman Sachs International	09/06/18	(1,797)

						(315,253)

						$1,401,726

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Euro Stoxx Banks	115	10/19/18	EUR	110.00	EUR	6	$7,175
Euro Stoxx Banks	130	11/16/18	EUR	112.50	EUR	7	8,488

							$15,663

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	39	12/14/19	USD	942.86	USD	—	$—

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	425	$25,768	$(11,786)	$37,554
CDX.NA.HY.30.V1	5.00	Quarterly	06/20/23	B	USD	59,156	4,711,749	3,689,178	1,022,571
ITRAXX.XO.29.V1	5.00	Quarterly	06/20/23	B	EUR	750	84,904	88,226	(3,322)

							$4,822,421	$3,765,618	$1,056,803

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Saipem Finance International BV	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	200	$35,594	$11,240	$24,354
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BB+	EUR	150	(26,400)	(5,651)	(20,749)
Fiat Chrysler Automobiles NV	5.00	Quarterly	Citibank N.A.	12/20/22	BB+	EUR	100	17,597	18,767	(1,170)
Telecom Italia SpA/Milano	1.00	Quarterly	Citibank N.A.	12/20/22	BB+	EUR	170	(7,452)	(3,055)	(4,397)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	90	(17,810)	(8,727)	(9,083)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	80	(15,830)	(7,922)	(7,908)
Casino Guichard Perrachon SA	1.00	Quarterly	Bank of America N.A.	06/20/23	BB+	EUR	62	(12,203)	(9,248)	(2,955)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	138	(27,374)	(19,563)	(7,811)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	36	(7,180)	(4,658)	(2,522)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	60	(11,955)	(8,287)	(3,668)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	60	(11,967)	(8,295)	(3,672)

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Credit Default Swaps — Sell Protection (continued)

Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	24	$(4,787)	$(3,106)	$(1,681)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB+	EUR	226	(44,701)	(27,892)	(16,809)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB+	EUR	124	(24,556)	(15,781)	(8,775)
Deutsche Bank AG	1.00	Quarterly	Goldman Sachs International	06/20/23	BBB-	EUR	350	(7,471)	(2,814)	(4,657)
Fiat Chrysler Automobiles NV	5.00	Quarterly	Barclays Bank PLC	06/20/23	BB+	EUR	200	36,633	33,494	3,139
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/23	B+	EUR	200	3,930	2,630	1,300
Intesa Sanpaolo SpA	1.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	290	(11,352)	(13,504)	2,152
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	110	6,390	10,722	(4,332)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	150	8,715	15,480	(6,765)
Intrum Justitia AB	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	BB+	EUR	200	11,619	22,463	(10,844)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	39	2,258	4,478	(2,220)
Intrum Justitia AB	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	BB+	EUR	131	7,620	15,100	(7,480)
Intrum Justitia AB	5.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	56	3,252	2,725	527
Intrum Justitia AB	5.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	124	7,210	6,036	1,174
Intrum Justitia AB	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB+	EUR	220	12,786	10,679	2,107
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	06/20/23	BB+	EUR	290	25,092	22,603	2,489
TDC A/S	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB+	EUR	100	(3,309)	(9,345)	6,036
TDC A/S	1.00	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	50	(1,654)	(4,562)	2,908
Thomas Cook Finance 2 PLC	5.00	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	97	14,415	12,467	1,948
Thomas Cook Finance 2 PLC	5.00	Quarterly	Citibank N.A.	06/20/23	B+	EUR	53	7,783	6,892	891
Thomas Cook Finance 2 PLC	5.00	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	350	51,789	44,479	7,310
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	B+	USD	1,221	(156,370)	(220,796)	64,426

								$(139,688)	$(132,951)	$(6,737)

(a) Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

(b) The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	1-Month LIBOR minus 1.50%, 2.11%	Monthly	Goldman Sachs International	08/09/18	09/10/18	USD	104	$30,215	$—	$30,215
iBoxx USD Liquid High Yield Index	Quarterly	3-Month LIBOR, 2.32%	Quarterly	Goldman Sachs International	02/06/18	09/20/18	USD	9,800	369,069	—	369,069
iBoxx USD Liquid High Yield Index	Quarterly	3-Month LIBOR, 2.32%	Quarterly	Morgan Stanley & Co. International PLC	02/07/18	09/20/18	USD	4,000	115,812	—	115,812
iBoxx USD Liquid High Yield Index	Quarterly	3-Month LIBOR, 2.32%	Quarterly	Goldman Sachs International	06/13/18	09/20/18	USD	3,700	54,030	—	54,030

									$569,126	$—	$569,126

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$3,777,404	$(11,786)	$1,060,125	$(3,322)
OTC Swaps	240,255	(373,206)	689,887	(127,498)
(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,716,979	$—	$—	$1,716,979
Options purchased
Investments at value — unaffiliated(a)	—	—	15,663	—	—	—	15,663
Swaps — centrally cleared
Net unrealized appreciation(b)	—	1,060,125	—	—	—	—	1,060,125
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	361,016	30,215	—	538,911	—	930,142

	$—	$1,421,141	$45,878	$1,716,979	$538,911	$—	$3,722,909

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(b)	$—	$—	$1,080,259	$—	$19,361	$—	$1,099,620
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	315,253	—	—	315,253
Swaps — centrally cleared	—
Net unrealized depreciation(b)	—	3,322	—	—	—	—	3,322
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	500,704	—	—	—	—	500,704

	$—	$504,026	$1,080,259	$315,253	$19,361	$—	$1,918,899

(a)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
(b)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(472,948)	$—	$642,669	$—	$169,721
Forward foreign currency exchange contracts	—	—	—	2,415,599	—	—	2,415,599
Options purchased(a)	—	(775,804)	(1,165,285)	—	(8,310)	—	(1,949,399)
Options written	—	813,100	459,735	—	—	—	1,272,835
Swaps	—	1,080,497	177,918	—	(27,087)	—	1,231,328

	$—	$1,117,793	$(1,000,580)	$2,415,599	$607,272	$—	$3,140,084

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,080,259)	$—	$8,962	$—	$(1,071,297)
Forward foreign currency exchange contracts	—	—	—	2,451,142	—	—	2,451,142
Options purchased(b)	—	24,909	149,118	—	—	—	174,027
Options written	—	(35,453)	(104,342)	—	—	—	(139,795)
Swaps	—	679,933	44,133	—	95,319	—	819,385

	$—	$669,389	$(991,350)	$2,451,142	$104,281	$—	$2,233,462

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$182,285
Average notional value of contracts — short	$21,641,056
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$241,627,259
Average amounts sold — in USD	$60,423,513
Options:
Average value of option contracts purchased	$23,436
Average value of option contracts written	$4,775
Average notional value of swaption contracts purchased	$29,425,000
Average notional value of swaption contracts written	$33,925,000
Credit default swaps:
Average notional value — buy protection	$195,900
Average notional value — sell protection	$34,094,151
Total return swaps:
Average notional amount	$45,059,734

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$—	$41,681
Forward foreign currency exchange contracts	1,716,979	315,253
Options(a)	15,663	—
Swaps — Centrally cleared	107,033	—
Swaps — OTC(b)	930,142	500,704

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$2,769,817	$857,638
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(122,696)	(41,681)

Total derivative assets and liabilities subject to an MNA	$2,647,121	$815,957

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$47,867	$(12,203)	$—	$—	$35,664
Barclays Bank PLC	373,856	(373,856)	—	—	—
Citibank N.A.	41,355	(41,355)	—	—	—
Credit Suisse International	70,204	(13,317)	—	—	56,887
Goldman Sachs International	527,550	(35,119)	—	(410,000)	82,431
JPMorgan Chase Bank N.A.	41,577	(41,577)	—	—	—
Morgan Stanley & Co. International PLC	153,375	(18,324)	—	—	135,051
Toronto-Dominion Bank	216,258	—	—	—	216,258
UBS AG	1,175,079	—	—	—	1,175,079

	$2,647,121	$(535,751)	$—	$(410,000)	$1,701,370

SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Australia and New Zealand Bank Group	$3,013	$—	$—	$—	$3,013
Bank of America N.A.	12,203	(12,203)	—	—	—
Barclays Bank PLC	566,216	(373,856)	—	—	192,360
Citibank N.A.	63,640	(41,355)	—	—	22,285
Credit Suisse International	13,317	(13,317)	—	—	—
Goldman Sachs International	35,119	(35,119)	—	—	—
JPMorgan Chase Bank N.A.	96,975	(41,577)	—	—	55,398
Morgan Stanley & Co. International PLC	18,324	(18,324)	—	—	—
Nomura International PLC	7,150	—	—	—	7,150

	$815,957	$(535,751)	$—	$—	$280,206

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$59,648,541	$1,000,000	$60,648,541
Common Stocks	47,283,953	526,468	9,168,699	56,979,120
Corporate Bonds	869,603	1,659,818,680	—	1,660,688,283
Floating Rate Loan Interests	—	209,808,869	14,287,373	224,096,242
Investment Companies	29,056,734	—	—	29,056,734
Non-Agency Mortgage-Backed Securities	—	793,472	—	793,472
Other Interests	—	—	12	12
Preferred Securities	8,198,817	73,492,152	94,980	81,785,949
Warrants	1,112	—	—	1,112
Options Purchased:
Equity contracts	15,663	—	—	15,663
Unfunded Floating Rate Loan Interests(a)	—	595	—	595
Liabilities:
Unfunded Floating Rate Loan Interests(a)	—	(27,829)	—	(27,829)

Subtotal	$85,425,882	$2,004,060,948	$24,551,064	$2,114,037,894

Investments Valued at NAV(b)				317,503

Total Investments				$2,114,355,397

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$1,180,886	$—	$1,180,886
Equity contracts		30,215		30,215
Forward foreign currency contracts .	—	1,716,979	—	1,716,979
Interest rate contracts	—	538,911	—	538,911
Liabilities:
Credit contracts	—	(130,820)	—	(130,820)
Equity contracts	(1,080,259)	—	—	(1,080,259)
Forward foreign currency contracts	—	(315,253)	—	(315,253)
Interest rate contracts	(19,361)	—	—	(19,361)

	$(1,099,620)	$3,020,918	$—	$1,921,298

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

As of August 31, 2018, certain investments of the Trust were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) August 31, 2018	BlackRock Corporate High Yield Fund, Inc. (HYT)

During the year ended August 31, 2018, there were no transfers between Level 1 and Level 2.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $647,000,000 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of August 31, 2017	$3,840,545	$2,508,240	$4,761,900	$12,998,091	$13	$19,946,198	$455	$44,055,442
Transfers into Level 3(a)	—	—	—	1,176,306	—	—	—	1,176,306
Transfers out of Level 3(b)	(2)	(2,508,240)	—	(7,102,831)	—	(2,696,614)	—	(12,307,687)
Accrued discounts/premiums	—	—	—	45,010	—	—	—	45,010
Net realized gain (loss)	—	—	117,268	176,235	1,276	7,338,665	—	7,633,444
Net change in unrealized appreciation (depreciation)(c),(d)	5,328,156	—	48,100	156,443	(1)	(656,740)	(455)	4,875,503
Purchases	—	1,000,000	—	11,742,744	—	—	—	12,742,744
Sales	—	—	(4,927,268)	(4,904,625)	(1,276)	(23,836,529)	—	(33,669,698)

Closing Balance, as of August 31, 2018	$9,168,699	$1,000,000	$—	$14,287,373	$12	$94,980	$—	$24,551,064

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018(d)	$5,328,156	$—	$—	$155,919	$—	$66,397	$(455)	$5,550,017

(a)

As of August 31, 2017, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2018, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2017, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2018, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	71

Schedule of Investments August 31, 2018	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities — 0.0%

Interest Only Asset-Backed Securities — 0.0%
Small Business Administration Participation Certificates, Series 2000-1, 1.00%, 03/15/21(a)(b)	$138	$1,205
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 03/30/30(a)(c)	1,098	57,628
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 04/15/29(a)	1,651	87,476

Total Asset-Backed Securities — 0.0% (Cost — $474,565)		146,309

Non-Agency Mortgage-Backed Securities — 1.8%

Collateralized Mortgage Obligations — 1.2%
Deutsche Securities, Inc. Mortgage Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	88	85,648
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, (1 mo. LIBOR + 16.62%), 12.79%, 08/25/23(d)	27	28,014
Seasoned Credit Risk Transfer Trust, Class MA:
Series 2018-2, 3.50%, 11/25/57	1,738	1,733,042
Series 2018-3, 3.50%, 08/25/57	2,367	2,360,181
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 4.12%, 08/25/34(b)	497	486,511

		4,693,396
Commercial Mortgage-Backed Securities — 0.5%
CSAIL Commercial Mortgage Securities Trust, Series 2018-CX11, Class A5, 4.03%, 04/15/51(b)	1,170	1,200,396
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 3.02%, 06/15/35(b)(c)	310	310,155
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class XA, 0.93%, 05/15/51(b)	11,463	648,871

		2,159,422
Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37	320	72,034
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 01/25/37	34,236	342
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 01/25/19	1	—
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 05/25/19	4	25
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 05/15/29(b)	18,796	19

		72,420
Principal Only Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, 0.00%, 09/25/23(e)	19	17,493
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 0.00%, 02/25/36(e)	234	198,263
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35(e)	103	76,146

		291,902

Total Non-Agency Mortgage-Backed Securities — 1.8% (Cost — $7,456,558)		7,217,140

U.S. Government Sponsored Agency Securities — 141.3%

Agency Obligations — 2.6%
Federal Housing Administration(a):
USGI Projects, Series 99, 7.43%, 06/01/21 - 10/01/23	1,633	1,559,510

Security	Par (000)		Value
Agency Obligations (continued)
General Motors Acceptance Corp. Projects, Series 56, 7.43%, 11/01/22	$—	(f)	$1
Merrill Lynch Projects, Series 54, 7.43%, 05/15/23	1		822
Reilly Projects, Series 41, 8.28%, 03/01/20(b)	5		5,060
Residual Funding Corp., 0.00%, 04/15/30(e)	13,000		8,909,826

			10,475,219
Collateralized Mortgage Obligations — 66.8%
Fannie Mae Mortgage-Backed Securities:
Series 2017-76, Class PB, 3.00%, 10/25/57	3,415		3,092,292
Series 2010-136, Class CY, 4.00%, 12/25/40	3,060		3,157,156
Series 2011-8, Class ZA, 4.00%, 02/25/41	6,534		6,656,793
Series 2011-117, Class CP, 4.00%, 11/25/41	14,351		14,795,699
Series 2012-104, Class QD, 4.00%, 09/25/42	1,639		1,681,422
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		45,829,594
Series 2018-32, Class PS, 4.82%, 05/25/48(b)	8,885		8,904,093
Series 2010-47, Class JB, 5.00%, 05/25/30	7,549		7,881,507
Series G-49, Class S, (1 mo. LIBOR + 1034.80%), 5.55%, 12/25/21(d)	—	(f)	4
Series 2003-135, Class PB, 6.00%, 01/25/34	4,550		4,668,602
Series 2004-31, Class ZG, 7.50%, 05/25/34	5,324		6,232,982
Series 2004-31, Class SD, (1 mo. LIBOR + 12.75%), 9.24%, 04/25/34(d)	2,233		2,459,018
Series 1993-247, Class SN, (11th District Cost of Funds + 63.85%), 10.00%, 12/25/23(d)	64		73,436
Series 2005-73, Class DS, (1 mo. LIBOR + 17.55%), 12.18%, 08/25/35(d)	205		226,540
Series G-07, Class S, (1 mo. LIBOR + 1144.57%), 16.87%, 03/25/21(d)	—	(f)	65
Series 1991-87, Class S, (1 mo. LIBOR + 26.68%), 21.21%, 08/25/21(d)	4		3,772
Freddie Mac Mortgage-Backed Securities:
Series 0173, Class RS, 0.00%, 11/15/21(a)(b)	—	(f)	1
Series T-11, Class A9, 3.14%, 01/25/28(b)	566		571,820
Series 4384, Class LB, 3.50%, 08/15/43	5,100		5,090,436
Series 4748, Class BM, 3.50%, 11/15/47	3,351		3,251,446
Series 3745, Class ZA, 4.00%, 10/15/40	1,190		1,224,875
Series 3762, Class LN, 4.00%, 11/15/40	2,000		2,048,852
Series 3780, Class ZA, 4.00%, 12/15/40	2,245		2,314,072
Series 4269, Class PM, 4.00%, 08/15/41	8,884		9,306,475
Series 4016, Class BX, 4.00%, 09/15/41	15,408		16,061,916
Series 3960, Class PL, 4.00%, 11/15/41	2,859		2,965,037
Series 4299, Class JY, 4.00%, 01/15/44	1,000		1,026,408
Series 3688, Class PB, 4.50%, 08/15/32	6,211		6,250,714
Series 2731, Class ZA, 4.50%, 01/15/34	3,854		3,982,564
Series 4316, Class VB, 4.50%, 03/15/34	10,787		11,197,638
Series 4615, Class LB, 4.50%, 09/15/41	8,000		8,639,259
Series 3963, Class JB, 4.50%, 11/15/41	800		862,055
Series 4774, Class L, 4.50%, 03/15/48	10,000		10,706,581
Series 3856, Class PB, 5.00%, 05/15/41	10,000		10,686,011
Series 2927, Class BZ, 5.50%, 02/15/35	4,353		4,723,723
Series 2542, Class UC, 6.00%, 12/15/22	966		1,001,602
Series 0040, Class K, 6.50%, 08/17/24	63		69,006
Series 0019, Class F, 8.50%, 03/15/20	—	(f)	393
Series 2218, Class Z, 8.50%, 03/15/30	1,449		1,647,382
Series 1160, Class F, (1 mo. LIBOR + 40.16%), 31.40%, 10/15/21(d)	2		2,900
Ginnie Mae Mortgage-Backed Securities:
Series 2010-099, Class JM, 3.75%, 12/20/38	9,441		9,477,211
Series 2010-112, Class TL, 4.00%, 01/20/39	9,099		9,170,963
Series 2011-80, Class PB, 4.00%, 10/20/39	7,808		7,879,402
Series 2012-16, Class HJ, 4.00%, 09/20/40	10,000		10,136,948
Series 2011-88, Class PY, 4.00%, 06/20/41	15,402		15,492,156
Series 2015-96, Class ZM, 4.00%, 07/20/45	7,100		7,518,548

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Series 2004-89, Class PE, 6.00%, 10/20/34	$19		$19,000

			268,988,369
Commercial Mortgage-Backed Securities — 0.5%
Fannie Mae Mortgage-Backed Securities, Series 2015-M1, Class X2, 0.65%, 09/25/24(b)	37,681		1,049,241
Freddie Mac Mortgage-Backed Securities, Series K074, Class X1, 0.43%, 01/25/28(b)	34,681		896,618

			1,945,859
Interest Only Collateralized Mortgage Obligations — 12.7%
Fannie Mae Mortgage-Backed Securities:
Series G92-60, Class SB, (11th District Cost of Funds + 9.35%), 1.60%, 10/25/22(d)	25		608
Series 1997-50, Class SI, (1 mo. LIBOR + 9.20%), 1.20%, 04/25/23(d)	52		1,059
Series 2013-10, Class PI, 3.00%, 02/25/43	11,321		1,170,495
Series 2018-21, Class IO, 3.00%, 04/25/48	21,226		4,004,591
Series 2011-134, Class ST, (1 mo. LIBOR + 6.00%), 3.94%, 12/25/41(d)	11,588		1,716,510
Series 2012-96, Class DI, 4.00%, 02/25/27	2,474		179,686
Series 2013-45, Class EI, 4.00%, 04/25/43	4,848		875,481
Series 2016-81, Class CS, (1 mo. LIBOR + 6.10%), 4.04%, 11/25/46(d)	8,955		1,153,480
Series 2017-70, Class SA, 4.09%, 09/25/47(b)	44,912		7,838,315
Series 2015-66, Class AS, (1 mo. LIBOR + 6.25%), 4.19%, 09/25/45(d)	52,128		6,835,642
Series 2011-100, Class S, (1 mo. LIBOR + 6.45%), 4.39%, 10/25/41(d)	2,695		401,499
Series 2006-36, Class PS, (1 mo. LIBOR + 6.60%), 4.54%, 05/25/36(d)	5,457		758,631
Series 2011-124, Class GS, (1 mo. LIBOR + 6.70%), 4.64%, 03/25/37(d)	3,729		147,029
Series 2010-74, Class DI, 5.00%, 12/25/39	1,662		73,500
Series 2016-64, Class BI, 5.00%, 09/25/46	11,255		2,252,925
Series 1997-90, Class M, 6.00%, 01/25/28	899		95,965
Series 1999-W4, Class IO, 6.50%, 12/25/28	90		7,824
Series G92-05, Class H, 9.00%, 01/25/22	—	(f)	13
Series 094, Class 2, 9.50%, 08/25/21	—	(f)	24
Series 1990-136, Class S, 18.02%, 11/25/20(d)	1		1
Freddie Mac Mortgage-Backed Securities:
Series 1043, Class H, (1 mo. LIBOR + 45.00%), 0.02%, 02/15/21(d)	1		2
Series 2559, Class IO, 0.50%, 08/15/30(b)	14		33
Series 3923, Class SD, (1 mo. LIBOR + 6.00%), 3.94%, 09/15/41(d)	46,627		6,901,833
Series 3954, Class SL, (1 mo. LIBOR + 6.00%), 3.94%, 11/15/41(d)	26,299		3,913,325
Series 3745, Class IN, 4.00%, 01/15/35	2,704		24,051
Series 3744, Class PI, 4.00%, 06/15/39	6,580		755,178
Series 4611, Class BS, (1 mo. LIBOR + 6.10%), 4.04%, 06/15/41(d)	20,483		2,597,538
Series 3796, Class WS, (1 mo. LIBOR + 6.55%), 4.49%, 02/15/40(d)	4,559		385,148
Series 4026, Class IO, 4.50%, 04/15/32	2,022		267,536
Series 2611, Class QI, 5.50%, 09/15/32	93		1,061
Ginnie Mae Mortgage-Backed Securities:
Series 2013-63, Class IO, 0.79%, 09/16/51(b)	12,250		647,842
Series 2014-169, Class IO, 0.84%, 10/16/56(b)	32,295		1,613,552
Series 2016-119, Class IO, 1.13%, 04/16/58(b)	20,003		1,652,322
Series 2016-113, Class IO, 1.19%, 02/16/58(b)	10,284		947,377
Series 2012-97, Class JS, (1 mo. LIBOR + 6.25%), 4.19%, 08/16/42(d)	15,224		1,712,925

Security	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (continued)
Series 2009-116, Class KS, (1 mo. LIBOR + 6.47%), 4.41%, 12/16/39(d)	$933		$116,818
Series 2011-52, Class MJ, (1 mo. LIBOR + 6.65%), 4.57%, 04/20/41(d)	7,305		949,869
Series 2011-52, Class NS, (1 mo. LIBOR + 6.67%), 4.61%, 04/16/41(d)	8,584		1,296,707

			51,296,395
Mortgage-Backed Securities — 58.6%
Fannie Mae Mortgage-Backed Securities:
2.50%, 09/01/33 - 10/01/33(g)	238		231,284
3.50%, 09/01/48 - 10/01/48(g)	1,528		1,518,898
4.00%, 01/01/41 - 01/01/57(h)	108,705		111,482,644
4.50%, 08/01/25 - 09/01/41(h)	41,692		43,670,209
5.00%, 01/01/23 - 04/01/48(h)	44,778		47,675,774
5.50%, 11/01/18 - 10/01/39(h)	9,306		10,121,390
6.50%, 12/01/37 - 10/01/39	3,385		3,795,864
7.50%, 02/01/22	—	(f)	2
9.50%, 01/01/19 - 09/01/19	—	(f)	230
Freddie Mac Mortgage-Backed Securities:
(1 year CMT + 2.43%), 3.68%, 10/01/34(d)	93		95,361
5.00%, 02/01/22 - 04/01/22	73		74,228
5.50%, 01/01/39(h)	12,839		13,959,450
9.00%, 09/01/20	1		906
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/20/39	3,202		3,438,366
7.50%, 01/15/23 - 11/15/23	41		40,851
8.00%, 10/15/22 - 08/15/27	23		23,332
9.00%, 04/15/20 - 09/15/21	1		1,121

			236,129,910
Principal Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities(e):
Series 1991-7, Class J, 0.00%, 02/25/21	1		515
Series G93-2, Class KB, 0.00%, 01/25/23	33		30,939
Series 1993-51, Class E, 0.00%, 02/25/23	10		9,669
Series 203, Class 1, 0.00%, 02/25/23	3		2,925
Series 1993-70, Class A, 0.00%, 05/25/23	2		1,675
Series 0228, Class 1, 0.00%, 06/25/23	3		2,508
Series 1999-W4, 0.00%, 02/25/29	40		36,856
Series 2002-13, Class PR, 0.00%, 03/25/32	73		64,963
Freddie Mac Mortgage-Backed Securities(e):
Series 1418, Class M, 0.00%, 11/15/22	10		9,805
Series 1571, Class G, 0.00%, 08/15/23	81		77,295
Series 1691, Class B, 0.00%, 03/15/24	174		160,348
Series T-8, Class A10, 0.00%, 11/15/28	12		12,118

			409,616

Total U.S. Government Sponsored Agency Securities — 141.3% (Cost — $599,295,516)			569,245,368

Total Long-Term Investments — 143.1% (Cost — $607,226,639)			576,608,817

	Shares
Short-Term Securities — 3.4%

Money Market Funds — 3.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.85%(k)(l)	12,647,934		12,647,934

Total Money Market Funds — 3.2% (Cost — $12,647,934)			12,647,934

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) August 31, 2018	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Borrowed Bond Agreement(i)(j) — 0.2%
Credit Suisse Securities (USA) LLC, 1.86%, Open (Purchased on 08/07/18 to be repurchased at $872,275. Collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $917,000 and $877,204, respectively)	$871	$871,150

Total Borrowed Bond Agreement — 0.2% (Cost — $871,150)		871,150

Total Short-Term Securities — 3.4% (Cost — $13,519,084)		13,519,084

Total Investments Before Borrowed Bonds and TBA Sale Commitments— 146.5% (Cost — $620,745,723)		590,127,901

Borrowed Bonds — (0.2%)
U.S. Treasury Bonds, 2.75%, 11/15/42	(917)	(877,204)

Total Borrowed Bonds — (0.2)% (Proceeds — $842,347)		(877,204)

TBA Sale Commitments — (15.2%)

Mortgage-Backed Securities — (15.2%)
Fannie Mae Mortgage-Backed Securities(g):
2.50%, 09/01/18	58	(56,375)
3.00%, 09/01/48	26,827	(25,962,982)
3.50%, 09/01/48	764	(759,807)
4.00%, 09/01/48	20,500	(20,873,996)

Security	Par (000)	Value
Mortgage-Backed Securities (continued)
5.00%, 09/01/48	$12,900	$(13,640,900)

Total TBA Sale Commitments — (15.2)% (Proceeds — $61,058,712)		(61,294,060)

Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 131.1% (Cost — $558,844,664)		527,956,637
Liabilities in Excess of Other Assets — (31.1)%		(125,193,563)

Net Assets — 100.0%		$402,763,074

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Zero-coupon bond.
(f)	Amount is less than $500.
(g)	Represents or includes a TBA transaction.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(j)	The amount to be repurchased assumes the maturity will be the day after period end.
(k)	Annualized 7-day yield as of period end.

(l)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	8,868,413	3,779,521	12,647,934	$12,647,934	$118,341	$27	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
HSBC Securities (USA), Inc.	2.10%	08/10/18	09/13/18	$10,772,300	$10,784,239	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	13,493,000	13,507,955	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	6,737,900	6,745,368	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	8,209,600	8,218,699	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	4,679,700	4,684,887	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	2,912,300	2,915,528	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	19,748,300	19,769,718	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	3,580,600	3,584,568	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	6,121,000	6,127,784	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	6,990,200	6,997,947	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	8,148,300	8,157,331	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	18,420,000	18,440,415	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	2,699,800	2,702,792	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	3,827,000	3,831,242	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	4,803,300	4,808,624	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	47,246,400	47,298,765	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	2,673,100	2,676,063	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.10	08/10/18	09/13/18	15,172,100	15,188,916	U.S. Government Sponsored Agency Securities	Up to 30 Days

				$186,234,900	$186,440,841

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
10-Year US Treasury Note	101	12/19/18	$12,147	$22,434

Short Contracts:
90-Day Euro	93	09/17/18	22,702	57,169
90-Day Euro	94	12/17/18	22,885	89,843
10-Year U.S. Ultra Long Treasury Note	176	12/19/18	22,536	46,021
Long U.S. Treasury Bond	284	12/19/18	40,958	46,104
5-Year U.S. Treasury Note	869	12/31/18	98,543	(133,069)
90-Day Euro Dollar	94	03/18/19	22,851	103,966
90-Day Euro-Dollar	63	06/17/19	15,300	46,995
90-Day Euro-Dollar	53	09/16/19	12,864	19,282
90-Day Euro	48	12/16/19	11,645	5,393
90-Day Euro	40	03/16/20	9,705	(4,114)
90-Day Euro-Dollar	93	06/15/20	22,565	(15,232)

				262,358

				$284,792

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
4.31%	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	Deutsche Bank AG	N/A	10/01/18	USD	60,000	$(928,547)	$—	$(928,547)
3-Month LIBOR, 2.32%	Quarterly	3.43%	Semi-annual	JPMorgan Chase Bank N.A.	N/A	03/28/21	USD	6,000	149,585	(74,023)	223,608
3-Month LIBOR, 2.32%	Quarterly	5.41	Semi-annual	JPMorgan Chase Bank N.A.	N/A	08/15/22	USD	9,565	925,044	—	925,044

									$146,082	$(74,023)	$220,105

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$—	$(74,023)	$1,148,652	$(928,547)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$437,207	$—	$437,207
Swaps — OTC
Unrealized appreciation on OTC swaps	—	—	—	—	1,148,652	—	1,148,652

	$—	$—	$—	$—	$1,585,859	$—	$1,585,859

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$152,415	$—	$152,415
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	1,002,570	—	1,002,570

	$—	$—	$—	$—	$1,154,985	$—	$1,154,985

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) August 31, 2018	BlackRock Income Trust, Inc. (BKT)

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$5,546,062	$—	$5,546,062
Swaps	—	—	—	—	(1,098,205)	—	(1,098,205)

	$—	$—	$—	$—	$4,447,857	$—	$4,447,857

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$887,828	$—	$887,828
Swaps	—	—	—	—	773,110	—	773,110

	$—	$—	$—	$—	$1,660,938	$—	$1,660,938

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,759,332
Average notional value of contracts — short	$244,935,451
Interest rate swaps:
Average notional value — pays fixed rate	$60,000,000
Average notional value — receives fixed rate	$15,565,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$11,047	$129,860
Swaps — OTC(a)	1,148,652	1,002,570

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,159,699	$1,132,430
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(11,047)	(129,860)

Total derivative assets and liabilities subject to an MNA	$1,148,652	$1,002,570

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
JPMorgan Chase Bank N.A.	$1,148,652	$(74,023)	$—	$(1,074,629)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
Deutsche Bank AG	$928,547	$—	$—	$(640,000)	$288,547
JPMorgan Chase Bank N.A.	74,023	(74,023)	—	—	—

	$1,002,570	$(74,023)	$—	$(640,000)	$288,547

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Income Trust, Inc. (BKT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$—	$146,309	$146,309
Non-Agency Mortgage-Backed Securities	—	7,217,140	—	7,217,140
U.S. Government Sponsored Agency Securities	—	567,679,974	1,565,394	569,245,368
Short-Term Securities:
Money Market Funds	12,647,934	—	—	12,647,934
Borrowed Bond Agreement	—	871,150	—	871,150
Liabilities:
Investments:
Borrowed Bonds	—	(877,204)	—	(877,204)
TBA Sale Commitments	—	(61,294,060)	—	(61,294,060)

	$12,647,934	$513,597,000	$1,711,703	$527,956,637

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$437,207	$1,148,652	$—	$1,585,859
Liabilities:
Interest rate contracts	(152,415)	(928,547)	—	(1,080,962)

	$284,792	$220,105	$—	$504,897

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $186,440,841 are categorized as Level 2 within the disclosure hierarchy.

During the year ended August 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening balance, as of August 31, 2017	$186,351	$1,363,970	$2,060,128	$3,610,449
Transfers into Level 3(a)	—	—	—	—
Transfers out of Level 3(b)	—	(46,125)	—	(46,125)
Accrued discounts/premiums	(67,636)	—	(9,651)	(77,287)
Net realized gain (loss)	(40,487)	451,724	(7,581)	403,656
Net change in unrealized appreciation (depreciation)(c),(d)	68,081	(1,317,845)	40,273	(1,209,491)
Purchases	—	—	—	—
Sales	—	(451,724)	(517,775)	(969,499)

Closing balance, as of August 31, 2018	$146,309	$—	$1,565,394	$1,711,703

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018(d)	$68,081	$—	$40,273	$108,354

(a)

As of August 31, 2017, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2018, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2017, the Trust used significant unobservable inputs in determining the value of certain investments. As of August 31, 2018, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments held as of August 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	77

Statements of Assets and Liabilities

August 31, 2018

	BHK	HYT (a)		BKT

ASSETS
Investments at value — unaffiliated(b)	$1,051,508,521	$2,114,382,631		$577,479,967
Investments at value — affiliated(c)	14,487,097	—		12,647,934
Cash pledged:
Centrally cleared swaps	1,553,940	3,342,000		—
Collateral — OTC derivatives	4,520,000	—		640,000
Futures contracts	983,095	1,295,150		1,591,260
Collateral — reverse repurchase agreements	1,214,000	—		—
Foreign currency at value(d)	1,835,789	—		—
Receivables:
Interest — unaffiliated	11,430,563	30,598,813		2,346,600
Investments sold	923,034	6,443,261		76,621
Dividends — unaffiliated	27,422	105,801		—
Dividends — affiliated	19,469	1,685		19,267
Variation margin on futures contracts	3,675	—		11,047
TBA sale commitments	—	—		61,058,712
Variation margin on centrally cleared swaps	—	107,033		—
Swap premiums paid	13,605	240,255		—
Unrealized appreciation on:
OTC derivatives	1,405,656	689,887		1,148,652
Forward foreign currency exchange contracts	383,074	1,716,979		—
Unfunded floating rate loan interests	19	595		—
Prepaid expenses	12,890	27,895		11,443
Other assets	4,022	—		520

Total assets	1,090,325,871	2,158,951,985		657,032,023

LIABILITIES
Borrowed bonds at value(e)	—	—		877,204
Foreign bank overdraft(f)	—	87,033		—
Bank overdraft	26,236	74,765		—
Cash received:
Collateral — OTC derivatives	320,000	760,000		1,270,000
Collateral — reverse repurchase agreements	560,392	—		569,000
Collateral — TBA commitments	—	—		11,000
Options written at value(g)	4,953,617	—		—
Reverse repurchase agreements at value	316,215,734	—		186,440,841
Payables:
Investments purchased	1,901,993	22,191,516		1,748,119
Other accrued expenses	519,344	839,385		356,604
Swaps	—	30,995		—
Investment advisory fees	455,713	1,094,199		221,592
Principle paydowns	406,664	—		—
Trustees’ and Officer’s fees	212,857	631,058		228,514
Variation margin on centrally cleared swaps	176,407	—		—
Variation margin on futures contracts	126,996	41,681		129,860
Income dividend distributions	66,519	419,652		60,817
Capital shares redeemed	—	773,869		—
Bank borrowings	—	647,000,000		—
Administration fees	—	—		51,299
Interest expense	—	1,741,959		7,469
Swap premiums received	4,906,384	373,206		74,023
TBA sale commitments at value(h)	—	—		61,294,060
Unrealized depreciation on:
OTC derivatives	10,425	127,498		928,547
Forward foreign currency exchange contracts	81,980	315,253		—
Unfunded floating rate loan interests	—	27,829		—
Contingencies	—	—	(i)	—

Total liabilities	330,941,261	676,529,898		254,268,949

NET ASSETS	$759,384,610	$1,482,422,087		$402,763,074

See notes to financial statements.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

August 31, 2018

	BHK	HYT (a)	BKT

NET ASSETS CONSIST OF
Paid-in capital(j)(k)(l)	$755,543,973	$1,606,059,736	$475,902,067
Undistributed (distributions in excess of) net investment income	511,188	1,956,326	(224,216)
Accumulated net realized gain (loss)	(1,537,837)	(69,969,253)	(42,532,187)
Net unrealized appreciation (depreciation)	4,867,286	(55,624,722)	(30,382,590)

NET ASSETS	$759,384,610	$1,482,422,087	$402,763,074

Net asset value	$14.08	$11.90	$6.31

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$1,048,970,368	$2,171,936,241	$608,097,789
(c) Investments at cost — affiliated	$14,487,097	$—	$12,647,934
(d) Foreign currency at cost	$1,882,423	$—	$—
(e) Proceeds received from borrowed bonds	$—	$—	$842,347
(f) Foreign bank overdraft at cost	$—	$87,943	$—
(g) Premiums received	$4,747,821	$—	$—
(h) Proceeds from TBA sale commitments	$—	$—	$61,058,712
(i) See Note 12 of the Notes to Financial Statements for details of contingencies.
(j) Par value	$0.001	$0.100	$0.010
(k) Shares outstanding	53,935,126	124,549,585	63,797,112
(l) Shares authorized	Unlimited	200 million	200 million

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Operations

Year Ended August 31, 2018

	BHK	HYT (a)	BKT

INVESTMENT INCOME
Interest — unaffiliated	$50,735,235	$132,698,171	$22,674,248
Dividends — unaffiliated	464,910	1,175,695	—
Dividends — affiliated	130,462	756,024	118,341
Other income	16,517	212,822	—
Foreign taxes withheld	(1,477)	(1,626)	—

Total investment income	51,345,647	134,841,086	22,792,589

EXPENSES
Investment advisory	5,605,916	13,122,814	2,689,664
Administration	—	—	620,692
Professional	143,668	258,041	583,112
Accounting services	124,615	221,642	75,998
Custodian	119,078	204,842	35,741
Transfer agent	89,872	129,351	162,189
Trustees and Officer	83,144	180,501	51,461
Printing	31,028	40,364	36,716
Registration	20,828	48,849	24,693
Miscellaneous	178,339	128,455	51,801

Total expenses excluding interest expense	6,396,488	14,334,859	4,332,067
Interest expense	6,082,029	15,962,288	3,086,646

Total expenses	12,478,517	30,297,147	7,418,713
Less fees waived and/or reimbursed by the Manager	(6,658)	(84,420)	(6,397)

Total expenses after fees waived and/or reimbursed	12,471,859	30,212,727	7,412,316

Net investment income	38,873,788	104,628,359	15,380,273

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,976,968)	5,024,018	(4,444,304)
Investments — affiliated	—	(863,350)	—
Futures contracts	5,056,848	169,721	5,546,062
Forward foreign currency exchange contracts	723,519	2,415,599	—
Foreign currency transactions	(570,822)	1,329,798	—
Capital gain distributions from investment companies — affiliated	36	10	27
Options written	2,922,979	1,272,835	—
Swaps	135,175	1,231,328	(1,098,205)

	6,290,767	10,579,959	3,580

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(53,471,232)	(53,417,533)	(23,492,557)
Investments — affiliated	—	1,469	—
Futures contracts	267,235	(1,071,297)	887,828
Forward foreign currency exchange contracts	8,334	2,451,142	—
Foreign currency translations	(104,744)	(475,452)	—
Options written	(22,158)	(139,795)	—
Swaps	2,764,243	819,385	773,110
Borrowed bonds	—	—	50,936
Unfunded floating rate loan interests	19	(27,234)	—

	(50,558,303)	(51,859,315)	(21,780,683)

Net realized and unrealized loss	(44,267,536)	(41,279,356)	(21,777,103)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,393,748)	$63,349,003	$(6,396,830)

(a)	Consolidated Statement of Operations.

See notes to financial statements.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BHK
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$38,873,788	$40,810,546
Net realized gain	6,290,767	7,829,575
Net change in unrealized appreciation (depreciation)	(50,558,303)	(22,271,872)

Net increase (decrease) in net assets resulting from operations	(5,393,748)	26,368,249

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(42,069,401)	(42,069,403)

NET ASSETS
Total decrease in net assets	(47,463,149)	(15,701,154)
Beginning of year	806,847,759	822,548,913

End of year	$759,384,610	$806,847,759

Undistributed net investment income, end of year	$511,188	$1,718,769

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	81

Consolidated Statements of Changes in Net Assets

	HYT
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$104,628,359	$107,040,262
Net realized gain	10,579,959	35,747,683
Net change in unrealized appreciation (depreciation)	(51,859,315)	24,170,407

Net increase in net assets resulting from operations	63,349,003	166,958,352

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(106,302,838)	(112,731,371)

CAPITAL SHARE TRANSACTIONS
Cost of shares repurchased	(20,246,228)	(1,553,292)

NET ASSETS
Total increase (decrease) in net assets	(63,200,063)	52,673,689
Beginning of year	1,545,622,150	1,492,948,461

End of year	$1,482,422,087	$1,545,622,150

Undistributed (distributions in excess of) net investment income, end of year	$1,956,326	$(2,481,742)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BKT
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,380,273	$15,746,349
Net realized gain	3,580	4,516,347
Net change in unrealized appreciation (depreciation)	(21,780,683)	(13,981,411)

Net increase (decrease) in net assets resulting from operations	(6,396,830)	6,281,285

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(19,309,786)	(20,333,729)
From return of capital	(1,505,499)	—

Decrease in net assets resulting from distributions to shareholders	(20,815,285)	(20,333,729)

CAPITAL SHARE TRANSACTIONS
Cost of shares repurchased	(854,488)	—

NET ASSETS
Total decrease in net assets	(28,066,603)	(14,052,444)
Beginning of year	430,829,677	444,882,121

End of year	$402,763,074	$430,829,677

Undistributed (distributions in excess of) net investment income, end of year	$(224,216)	$1,678,462

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	83

Statements of Cash Flows

Year Ended August 31, 2018

	BHK	HYT (a)	BKT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(5,393,748)	$63,349,003	$(6,396,830)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	314,748,502	1,436,169,181	1,978,125,886
Purchases of long-term investments	(335,195,900)	(1,414,117,717)	(1,986,326,934)
Net proceeds from sales (purchases) of short-term securities	(10,112,368)	—	(3,794,422)
Amortization of premium and accretion of discount on investments and other fees	3,137,066	320,793	10,041,581
Paid-in-kind income	—	(5,577,382)	—
Premiums received from options written	7,838,673	1,468,342	—
Premiums paid on closing options written	(3,728,978)	(391,853)	—
Net realized gain (loss) on investments and options written	(880,889)	(5,433,503)	4,715,011
Net unrealized depreciation on investments, options written, swaps, borrowed bonds and foreign currency translations	51,501,266	51,175,024	22,668,501
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(424,856)	1,100,688	(194,788)
Swaps	9	108	—
Dividends — affiliated	(6,963)	(226)	(6,436)
Dividends — unaffiliated	17,578	(63,677)	—
Variation margin on futures contracts	34,387	589	202,703
Variation margin on centrally cleared swaps	—	6,181	—
Swap premiums paid	(6,769)	(169,595)	—
Prepaid expenses	1,246	1,975	66
Other assets	74	—	10
Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	(380,000)	(90,000)	(770,000)
Collateral — Reverse repurchase agreements	(4,237,608)	—	569,000
Collateral — TBA commitments	—	—	11,000
Payables:
Investment advisory fees	(10,579)	(2,378)	(15,019)
Interest expense	22,653	436,796	39,313
Administration fees	—	—	(3,502)
Trustees’ and Officer’s fees	3,983	48,350	17,860
Variation margin on futures contracts	(52,245)	41,681	(237,980)
Variation margin on centrally cleared swaps	167,622	—	—
Swaps	—	30,995	—
Other accrued expenses	239,245	64,316	216,450
Swap premiums received	(56,400)	220,575	(27,863)

Net cash provided by operating activities	17,225,001	128,588,266	18,833,607

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments on redemption of Common Shares	—	(19,472,359)	(854,488)
Net borrowing of reverse repurchase agreements	27,115,043	—	632,094
Proceeds from bank borrowings	—	632,000,000	—
Payments for bank borrowings	—	(634,000,000)	—
Cash dividends paid to Common Shareholders	(42,072,744)	(106,290,642)	(20,802,353)
Increase in bank overdraft	26,236	161,798	—

Net cash used for financing activities	(14,931,465)	(127,601,203)	(21,024,747)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(36,211)	$764	$—

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	2,257,325	987,827	(2,191,140)
Restricted and unrestricted cash and foreign currency at beginning of year	7,849,499	3,649,323	4,422,400

Restricted and unrestricted cash and foreign currency at end of year	$10,106,824	$4,637,150	$2,231,260

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$6,059,376	$15,525,492	$3,047,332

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (continued)

Year Ended August 31, 2018

	BHK	HYT(a)	BKT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Collateral — reverse repurchase agreements	$1,214,000	$—	$—
Collateral — OTC derivatives	4,520,000	—	640,000
Futures contracts	983,095	1,295,150	1,591,260
Centrally cleared swaps	1,553,940	3,342,000	—
Foreign currency at value	1,835,789	—	—

	$10,106,824	$4,637,150	$2,231,260

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$15,492	$5,056	$27,140
Cash pledged:
Collateral — reverse repurchase agreements	459,000	—	—
Collateral — OTC derivatives	4,450,000	—	2,540,000
Futures contracts	1,138,922	70,150	1,855,260
Centrally cleared swaps	464,940	3,370,000	—
Foreign currency at value	1,321,145	204,117	—

	$7,849,499	$3,649,323	$4,422,400

(a)	Consolidated Statement of Cash Flows

FINANCIAL STATEMENTS	85

Financial Highlights

(For a share outstanding throughout each period)

	BHK
	Year Ended August 31,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$14.96	$15.25	$14.29	$15.24		$14.05

Net investment income(a)	0.72	0.76	0.79	0.86		0.87
Net realized and unrealized gain (loss)	(0.82)	(0.27)	1.01	(0.73)		1.23

Net increase (decrease) from investment operations	(0.10)	0.49	1.80	0.13		2.10

Distributions(b)
From net investment income	(0.78)	(0.78)	(0.84)	(1.04)		(0.91)
In excess of net investment income(c)	—	—	—	(0.04)		—

Total distributions	(0.78)	(0.78)	(0.84)	(1.08)		(0.91)

Net asset value, end of year	$14.08	$14.96	$15.25	$14.29		$15.24

Market price, end of year	$12.85	$14.10	$14.33	$12.63		$13.64

Total Return(d)
Based on net asset value	(0.24)%	3.88%	13.67%	1.62%		16.09	%(e)

Based on market price	(3.40)%	4.20%	20.85%	0.35%		16.78%

Ratios to Average Net Assets
Total expenses	1.60%	1.16%	0.97%	0.95	%(f)	1.06	%(f)

Total expenses after fees waived and/or reimbursed	1.60%	1.16%	0.97%	0.95	%(f)	1.02	%(f)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.82%	0.78%	0.78%	0.82	%(f)	0.91	%(f)

Net investment income	4.99%	5.19%	5.48%	5.83%		5.94%

Supplemental Data
Net assets, end of year (000)	$759,385	$806,848	$822,549	$770,822		$412,078

Borrowings outstanding, end of year (000)	$316,216	$289,078	$288,239	$303,651		$168,301

Portfolio turnover rate(g)	28%	32%	35%	55%		82%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Taxable distribution.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes proceeds received from a settlement of litigation, which impacted the Trust’s total return. Excluding these proceeds, the total return would have been 16.01%.
(f)

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.94%, 0.94% and 0.82% for the year ended August 31, 2015 and 1.00%, 0.96% and 0.85% for the year ended August 31, 2014, respectively.

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	N/A	32%	35%	51%	48%

See notes to financial statements.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	HYT
	Year Ended August 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$12.22	$11.79		$12.06		$13.47		$12.62

Net investment income(a)	0.83	0.85		0.82		0.87		0.98
Net realized and unrealized gain (loss)	(0.31)	0.47		(0.10)		(1.31)		0.91

Net increase (decrease) from investment operations	0.52	1.32		0.72		(0.44)		1.89

Distributions from net investment income(b)	(0.84)	(0.89)		(0.99)		(0.97)		(1.04)

Net asset value, end of year	$11.90	$12.22		$11.79		$12.06	(c)	$13.47

Market price, end of year	$10.70	$11.13		$10.88		$9.97		$12.07

Total Return(d)
Based on net asset value	5.25%	12.41	%(e)	7.76%		(2.40	)%(c)	16.21%

Based on market price	3.91%	10.94%		20.29%		(9.96)%		15.58%

Ratios to Average Net Assets
Total expenses(f)	1.99%	1.54%		1.39	%(g)	1.37%		1.35	%(g)

Total expenses after fees waived and/or reimbursed(f)	1.99%	1.54%		1.39%		1.37%		1.35	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.94%	0.91%		0.93%		0.96%		0.98	%(g)

Net investment income(f)	6.88%	7.04%		7.30%		6.88%		7.40%

Supplemental Data
Net assets, end of year (000)	$1,482,422	$1,545,622		$1,492,948		$1,527,307		$1,705,422

Borrowings outstanding, end of year (000)	$647,000	$649,000		$604,000		$631,000		$723,000

Asset coverage, end of year per $1,000	$3,292	$3,382		$3,472		$3,419		$3,359

Portfolio turnover rate	65%	75%		66%		57%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain total return swaps were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on August 31, 2015.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.04%	0.11%	—%	—%

(g)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights

(For a share outstanding throughout each period)

	BKT
	Year Ended August 31,
	2018		2017		2016	2015		2014
Net asset value, beginning of year	$6.74		$6.96		$7.08	$7.27		$7.32

Net investment income(a)	0.24		0.25		0.28	0.32		0.35
Net realized and unrealized gain (loss)	(0.34)		(0.15)		(0.05)	(0.11)		0.03

Net increase (decrease) from investment operations	(0.10)		0.10		0.23	0.21		0.38

Distributions:
From net investment income(b)	(0.30)		(0.32)		(0.35)	(0.40)		(0.43)
From return of capital	(0.03)		—		—	—		—

Total distributions	(0.33)		(0.32)		(0.35)	(0.40)		(0.43)

Net asset value, end of year	$6.31		$6.74		$6.96	$7.08		$7.27

Market price, end of year	$5.77		$6.31		$6.60	$6.30		$6.42

Total Return(c)
Based on net asset value	(1.14)%		1.82%		3.64%	3.56%		6.05%

Based on market price	(3.44)%		0.53%		10.44%	4.35%		7.12%

Ratios to Average Net Assets
Total expenses	1.79	%(d)	1.29	%(d)	1.08%	0.99	%(e)	1.02	%(e)

Total expenses after fees waived and/or reimbursed	1.79	%(d)	1.28	%(d)	1.08%	0.99	%(e)	1.02	%(e)

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.04	%(d)	0.90	%(d)	0.89%	0.90	%(e)	0.96	%(e)

Net investment income	3.72	%(d)	3.63	%(d)	4.01%	4.48%		4.74%

Supplemental Data
Net assets, end of year (000)	$402,763		$430,830		$444,882	$452,616		$464,933

Borrowings outstanding, end of year (000)	$186,441		$185,769		$152,859	$173,695		$205,415

Portfolio turnover rate(f)	373%		346%		141%	191%		256%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

(e)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and excluding interest expense would have been 0.99%, 0.99% and 0.89% for the year ended August 31, 2015 and 0.97%, 0.97% and 0.90% for the year ended August 31, 2014, respectively.

(f)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	181%	161%	63%	78%	125%

See notes to financial statements.

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAV”) of their Common Shares on a daily basis. On July 24, 2018, the Board approved a change of BKT’s fiscal year end from August 31 to December 31. The change was effective following the August 31, 2018 fiscal year end.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (collectively, the “Taxable Subsidiaries”), which are wholly-owned taxable subsidiaries of HYT which hold shares of private Canadian companies, Laricina Energy Ltd. and Osum Oil Sands Corp. Gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investment held by the Taxable Subsidiaries may be taxable to such subsidiary in Luxembourg. A tax provision, if any, is included in expenses in the Consolidated Statement of Operations for HYT. The net assets of the Taxable Subsidiaries as of period end were $389,041, which is less than 0.1% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to HYT.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, To-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales) or certain borrowings (e.g., reverse repurchase transactions,) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: BHK and HYT distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually.

BKT is subject to a level distribution plan. The Trust intends to make monthly cash distributions to shareholders, which may consist of net investment income, net realized on investments and/or return of capital.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several trusts, including other trusts managed by the Manager, are prorated among those trusts on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a trust may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of August 31, 2018, certain investments of HYT were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a trust to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, BHK and HYT had the following unfunded floating rate loan interests:

Trust	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BHK	Access CIG,LLC	$6,389	$6,389	$6,408	$19
HYT	Access CIG,LLC	58,089	58,089	58,263	174
	DentalCorp Perfect Smile ULC	126,498	126,498	126,919	421
	EG Group Limited	336,391	417,098	389,978	(27,120)
	Mavis Tire Express Services Corp.	70,893	70,893	70,184	(709)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a trust may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a trust mitigate their counterparty risk, TBA commitments may be entered into by a trust under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a trust and the counterparty. Cash collateral that has been pledged to cover the obligations of a trust and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a trust, if any, is noted in the Schedules of Investments. Typically, a trust is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a trust is not fully collateralized, contractually or otherwise, a trust bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a trust is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a trust is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a trust borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a trust at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a trust and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A trust may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended August 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rates for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BHK	$342,054,719	1.78%
BKT	184,072,905	1.68

Borrowed bond agreements and reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With borrowed bond agreements and reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BHK’s and BKT’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BHK
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$480,887	$(480,887)	$—	$—
BNP Paribas Securities Corp.	75,790,876	(75,790,876)	—	—
Citigroup Global Markets, Inc.	249,776	(249,776)	—	—
Credit Suisse Securities (USA) LLC	7,676,835	(7,676,835)	—	—
Deutsche Bank AG	22,447,875	(22,447,875)	—	—
HSBC Securities (USA), Inc.	14,607,658	(14,607,658)	—	—
J.P. Morgan Securities LLC	1,117,381	(1,117,381)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	54,108,906	(54,108,906)	—	—
Nomura Securities International, Inc.	27,745,556	(27,745,556)	—	—
RBC Capital Markets LLC	111,989,984	(111,989,984)	—	—

	$316,215,734	$(316,215,734)	$—	$—

(a)

Collateral with a value of $327,773,293 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

As of period end, the following tables are a summary of BKT’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
HSBC Securities (USA), Inc.	$186,440,841	$(186,440,841)	$—	$—

(a)

Collateral with a value of $192,491,896 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Counterparty	Borrowed Bonds Agreements (a)	Borrowed Bonds at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) / from Counterparty (c)
Credit Suisse Securities (USA) LLC	$871,150	$(884,673)	$(13,523)	$—	$—	$—	$—	$—	$(13,523)

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $7,469 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

Short Sale Transactions: In short sale transactions, a trust sells a security it does not hold in anticipation of a decline in the market price of that security. When a trust makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A trust is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A trust is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a trust sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a trust will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•

Interest rate caps — Interest rate caps are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Trust would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BHK pays the Manager a monthly fee at an annual rate equal to 0.50% of the average weekly value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities.

For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Trust’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiaries.

Distribution Fees: HYT had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of HYT’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, HYT is no longer actively engaged in a Shelf Offering, has no effective registration statement or current prospectus, and the Distribution Agreement has been terminated.

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Administration: BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of BKT’s average weekly net assets. For BKT, the Manager may reduce or discontinue these arrangements at any time without notice.

Expense Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2018, the amounts waived were as follows:

	BHK	HYT	BKT
Amounts waived	$6,658	$2,056	$6,397

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended August 31, 2018, HYT waived $82,364 in investment advisory fees pursuant to these arrangements.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
BHK	$2,527,770	$460,905	$6,063
HYT	19,402,398	118,605	2,571

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	BHK	HYT	BKT
Non-U.S. Government Securities	$283,095,826	$1,420,050,697	$1,956,829,050
U.S. Government Securities	42,717,656	—	—

	$325,813,482	$1,420,050,697	$1,956,829,050

Sales
	BHK	HYT	BKT
Non-U.S. Government Securities	$279,192,394	$1,431,469,539	$1,930,238,342
U.S. Government Securities	29,895,653	—	12,563,222

	$309,088,047	$1,431,469,539	$1,942,801,564

For the year ended August 31, 2018, purchases and sales related to mortgage dollar rolls for BKT were $1,003,206,811 and $1,002,222,073, respectively.

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’s financial statements.

U.S. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end the following permanent differences attributable to the accounting for swap agreements, the classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, the expiration of capital loss carryforwards, net

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (continued)

paydowns gains, income recognized from investments in partnerships, characterization income/losses from a wholly owned subsidiary and dividends recognized for tax purposes were reclassified to the following accounts:

	BHK	HYT	BKT
Paid-in capital	$—	$(55,665,607)	$—
Undistributed (distributions in excess of) net investment income	1,988,032	6,112,547	2,026,835
Accumulated net realized gain (loss)	(1,988,032)	49,553,060	(2,026,835)

The tax character of distributions paid was as follows:

		BHK	HYT	BKT
Ordinary income	8/31/2018	$42,069,401	$106,302,838	$19,309,786
	8/31/2017	42,069,403	112,731,371	20,333,729
Return of Capital	8/31/2018	—	—	1,505,499
	8/31/2017	—	—	—

Total	8/31/2018	$42,069,401	$106,302,838	$20,815,285

	8/31/2017	$42,069,403	$112,731,371	$20,333,729

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BHK	HYT	BKT
Undistributed ordinary income	$2,075,970	$8,746,615	$—
Capital loss carryforwards	(1,658,300)	(66,654,718)	(43,005,158)
Net unrealized gains (losses)(a)	3,422,967	(65,729,546)	(30,133,835)

	$3,840,637	$(123,637,649)	$(73,138,993)

(a)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, deferral of compensation to trustees, the classification of investments, the investment in a wholly owned subsidiary and dividends recognized for tax purposes.

As of August 31, 2018, the Trusts had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	BHK	HYT	BKT
No expiration date	1,658,300	66,654,718	$43,005,158

During the year ended August 31, 2018, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BHK	HYT	BKT
$4,536,340	$8,777,070	$—

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BHK	HYT	BKT
Tax cost	$1,063,599,675	$2,175,637,418	$620,745,723

Gross unrealized appreciation	39,480,337	41,831,309	12,681,614
Gross unrealized depreciation	(34,781,755)	(102,618,259)	(42,591,773)

Net unrealized appreciation (depreciation)	$4,698,582	$(60,786,950)	$(29,910,159)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Trust or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Trust’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

HYT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT. As of period end, HYT has not received any notice to terminate. HYT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment of $732,000,000 for HYT.

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Advances will be made by SSB to HYT, at HYT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, HYT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to HYT as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2018, the average amount of bank borrowings and the daily weighted average interest rates for HYT for loans under the revolving credit agreements were $666,947,945 and 2.39%, respectively.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (continued)

risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

BHK is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. BKT is authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Each Trust participates in an open market share repurchase program under which it may repurchase, from December 1, 2017 through November 30, 2018, up to 5% of its outstanding common shares based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. On September 7, 2018, each Trust announced a continuation of the repurchase program. Commencing on December 1, 2018, each Trust may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended August 31, 2018, BHK did not repurchase any shares. The total amount of the repurchase offer for each of HYT and BKT is reflected in the Statements of Changes in Net Assets.

For the years shown, shares repurchased and cost, including transaction costs were as follows:

	HYT		BKT
Year Ended August 31,	Shares	Amount	Shares	Amount
2018	1,909,403	$20,246,228	145,423	$854,488
2017	140,680	1,553,292	—	—

For the years ended August 31, 2018 and August 31, 2017, shares issued and outstanding remained constant for BHK.

12.	CONTINGENCIES

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to HYT, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that HYT and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that HYT and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. HYT cannot predict the outcome of the lawsuit, or the effect, if any, on HYT’s NAV, in the event of an unfavorable outcome. Accordingly, no liability related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that could potentially be realized by HYT but does not expect any potential loss to exceed the payment of approximately $3,528,671 received in 2009.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BHK	$0.065000	$0.065000
HYT	0.072000	0.072000
BKT	0.034400	0.034400

(a)	Net investment income dividend paid on September 28, 2018 to Common Shareholders of record on September 14, 2018.
(b)	Net investment income dividend declared on October 1, 2018, payable to Common Shareholders of record on October 15, 2018.

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund Inc., and BlackRock Income Trust, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Core Bond Trust and BlackRock Income Trust, Inc., including the schedules of investments, as of August 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Corporate High Yield Fund Inc. (collectively with the BlackRock Core Bond Trust and BlackRock Income Trust, Inc., the “Funds”), including the consolidated schedule of investments, as of August 31, 2018, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	103

Important Tax Information  (unaudited)

During the fiscal year ended August 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Trusts:

	Payable Date(s)	BHK	HYT	BKT
Interest-Related Dividends for Non-U.S. Residents(a)	September 2017 — January 2018	58.10%	69.55%	100.00%
	February 2018 — August 2018	67.17	74.37	100.00
Qualified Dividend Income For individuals(b)	September 2017	14.41	4.08	—
	October 2017	14.74	4.06	—
	November 2017 — January 2018	14.76	4.06	—
	February 2018 — August 2018	14.03	4.83	—
Dividends Qualifying for Dividends Received deduction for corporations(b)	September 2017 — August 2018	11.14	3.20	—
Federal Obligation Interest(c)	September 2017 — August 2018	6.51	—	0.27

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Board of Directors or the Board of Trustees, as applicable (the “Board,” the members of which are referred to as “Board Members”), of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund, Inc. (“HYT”) and BlackRock Income Trust, Inc. (“BKT” and together with BHK and HYT, each a “Fund,” and, collectively, the “Funds”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund. Each Board’s consideration of the Agreement for its Fund is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Fund’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Funds’ fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Funds’ as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to each Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and the operations of its Fund.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits

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Disclosure of Investment Advisory Agreements  (continued)

realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to its Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to its Performance Peers and the performance of BHK and BKT as compared with each respective Fund’s custom benchmark. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of BHK noted that for each of the one-, three- and five-year periods reported, the Fund outperformed its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BHK.

The Board of HYT noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the second quartile against its Performance Peers.

The Board of BKT noted that for the one-, three- and five-year periods reported, the Fund underperformed, outperformed, and underperformed, respectively, its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for the Fund. The performance information is as of 12/31/17, based on net asset value (NAV), and utilizes Lipper data. The Board and BlackRock reviewed BKT’s underperformance during the applicable periods. The Board was informed that, among other things, an underweight position to agency mortgage-backed-securities traded in the to-be-announced market, relative to the customized benchmark, was the primary detractor of performance over the one- and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving BKT’s investment performance. Discussions covered topics such as performance attribution, BKT’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board also noted that as of 3/31/18, relative to 12/31/17, BKT’s performance relative to the customized benchmark improved over each of the one-, three-, and five-year periods reported.

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board also considered alternative measures of performance when evaluating BKT’s performance, including a “high quality” custom peer group (“custom peer group”). The custom peer group consists of closed-end funds that invest an average of 75% or greater of their portfolios in AAA-rated bonds, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities and cash or cash equivalents. Relative to the custom peer group as of 12/31/17, the Board noted that for the one-, three-, and five-year periods reported, BKT ranked in the fourth, second, and first quartile.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s estimated profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BHK noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of each of HYT and BKT noted that its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	107

Disclosure of Investment Advisory Agreements  (continued)

product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	109

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	73 RICs consisting of 73 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	None

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 333 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 333 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, "RICs" refers to investment companies registered under the 1940 Act and "Portfolios" refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 73 RICs consisting of 73 Portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

TRUSTEE AND OFFICER INFORMATION	111

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)(b)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of BHK are Thomas Musmanno, James E. Keenan and Scott MacLellan. Mr. MacLellan joined BHK’s portfolio management team effective August 10, 2018. Mr. MacLellan has been a Director of BlackRock, Inc. since 2010.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

112	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders for the Trusts was held on July 30, 2018 and the adjourned Annual Meeting of Shareholders for HYT was held on August 27, 2018, for shareholders of record on May 31, 2018, to elect trustee nominees for each Trust.

1. Shareholders elected the Class II Trustees & Class III Trustee as follows:

	Frank J. Fabozzi (a)		Robert Fairbairn (b)		Catherine A. Lynch (a)		Karen P. Robards (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BHK	46,084,731	2,874,127	47,510,925	1,447,933	47,505,286	1,453,572	47,477,274	1,481,584
BKT	47,931,905	12,150,525	48,020,612	12,061,818	47,870,257	12,212,173	47,875,054	12,207,376

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester.

Shareholders elected the Class II Trustees & Class III Trustee as follows:

	Robert Fairbairn (b)		R. Glenn Hubbard (a)		W. Carl Kester (a)		John M. Perlowski (a)		Karen P. Robards (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
HYT	97,841,374	9,727,623	95,534,542	12,034,454	95,477,638	12,091,358	97,839,380	9,729,617	97,753,742	9,815,255

(a)	Class II.
(b)	Class III.

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, and Catherine A. Lynch.

2. For BKT, to consider a shareholder proposal to request that the Board of Directors authorize a self-tender offer for all outstanding common shares of BKT at or within 2% of net asset value.

Shareholders voted against the proposal to authorize a self-tender offer:

	Votes Against	Votes For	Abstain
BKT	31,941,948	12,031,057	740,289

The shareholder proposal to authorize a self-tender offer did not receive the required affirmative vote of a majority of the shares represented in person or by proxy at the meeting.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the U.S. Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after the completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trusts from time to time may purchase shares of its Common Shares in the open market or in private transactions.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as reported on page 113, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

ADDITIONAL INFORMATION	113

Additional Information  (continued)

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the Trusts’ electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

114	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation Bonds
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
PIK	Payment-In-Kind
RB	Revenue Bonds

GLOSSARY OF TERMS USED IN THIS REPORT	115

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFBHK-8/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Corporate High Yield Fund, Inc.	$92,106	$92,119	$0	$0	$15,400	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Corporate High Yield Fund, Inc.	$15,400	$15,402

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
W. Carl Kester
Catherine A. Lynch
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)  As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock, and Derek Schoenhofen, Director at BlackRock. Messrs. Keenan, Garfin and Schoenhofen are the Fund’s co-portfolio managers. Mr. Keenan is responsible for setting the registrant’s overall investment strategy and overseeing the registrant’s investment process and performance. Messrs. Garfin and Schoenhofen are responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Mr. Keenan has been a member of the Fund’s portfolio management team since 2006. Messrs. Garfin and Schoenhofen have been members of the Fund’s portfolio management team since 2009.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
Derek Schoenhofen	Director of BlackRock since 2006; Vice President of BlackRock from 2000 to 2005.

(a)(2) As of August 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	14	18	18	0	0	5
	$26.14 Billion	$8.66 Billion	$7.56 Billion	$0	$0	$1.08 Billion
Mitchell Garfin	16	17	22	0	0	5
	$28.52 Billion	$9.29 Billion	$9.61 Billion	$0	$0	$1.08 Billion
Derek Schoenhofen	5	6	2	0	0	0
	$17.27 Billion	$6.45 Billion	$736.3 Million	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Garfin, Keenan and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Garfin, Keenan and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	$500,001 - $1,000,000
Mitchell Garfin	$10,001-$50,000
Derek Schoenhofen	$50,001 - $100,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
March 1-31, 2018	408,130	$10.5207	408,130	5,580,918
April 1-31, 2018	315,304	$10.6009	315,304	5,265,614
May 1-31, 2018	151,162	$10.5529	151,162	5,114,452
June 1-30, 2018	0	0	0	5,114,452
July 1-31, 2018	286,120	$10.5288	286,120	4,828,332
August 1-31, 2018	414,786	$10.6652	414,786	4,413,546
Total:	1,575,502	$10.5793	1,575,502	4,413,546

1 On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, pursuant to which the Fund may repurchase through November 30, 2018 up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions. On September 7, 2018, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date:	November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date:	November 2, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Corporate High Yield Fund, Inc.

Date:	November 2, 2018